Document and Entity Information	3 Months Ended
Mar. 31, 2013
Entity Information [Line Items]
Entity Registrant Name	Bloomin' Brands, Inc.
Entity Central Index Key	0001546417
Entity Filer Category	Non-accelerated Filer
Document Type	S-1
Document Period End Date	Mar 31, 2013
Amendment Flag	false

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash and cash equivalents	$ 217,469	$ 261,690	$ 482,084
Current portion of restricted cash	3,671	4,846	20,640
Inventories	67,838	78,181	69,223
Deferred income tax assets	39,274	39,774	31,959
Other current assets, net	99,472	103,321	104,373
Total current assets	427,724	487,812	708,279
Restricted cash	15,332	15,243	3,641
Property, fixtures and equipment, net	1,505,468	1,506,035	1,635,898
Investments in and advances to unconsolidated affiliates, net	40,041	36,748	35,033
Goodwill	270,058	270,972	268,772
Intangible assets, net	548,182	551,779	566,148
Deferred income tax assets	2,141	2,532	0
Other assets, net	145,447	145,432	136,165
Total assets	2,954,393	3,016,553	3,353,936
Current Liabilities
Accounts payable	141,030	131,814	97,393
Accrued and other current liabilities	173,661	192,284	211,486
Current portion of partner deposits and accrued partner obligations	14,570	14,771	15,044
Unearned revenue	232,134	329,518	299,596
Current portion of long-term debt	13,167	22,991	332,905
Total current liabilities	574,562	691,378	956,424
Partner deposits and accrued partner obligations	81,398	85,762	98,681
Deferred rent	90,350	87,641	70,135
Deferred income tax liabilities	195,695	195,874	193,262
Long-term debt, net	1,451,694	1,471,449	1,751,885
Guaranteed debt		0	24,500
Other long-term liabilities, net	261,955	264,244	218,752
Total liabilities	2,655,654	2,796,348	3,313,639
Commitments and contingencies
Bloomin��� Brands, Inc. Stockholders��� Equity
Preferred stock, $0.01 par value, 25,000,000 shares authorized; no shares issued and outstanding at March 31, 2013 and December 31, 2012; and no shares authorized, issued and outstanding at December 31, 2011	0	0	0
Common stock, $0.01 par value, 475,000,000 shares authorized; 122,569,475 and 121,148,451 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively; and 120,000,000 shares authorized; 106,573,193 shares issued and outstanding at December 31, 2011	1,226	1,211	1,066
Additional paid-in capital	1,021,393	1,000,963	874,753
Accumulated deficit	(709,862)	(773,085)	(822,625)
Accumulated other comprehensive loss	(19,333)	(14,801)	(22,344)
Total Bloomin��� Brands, Inc. stockholders��� equity	293,424	214,288	30,850
Noncontrolling interests	5,315	5,917	9,447
Total stockholders��� equity	298,739	220,205	40,297
Total liabilities and stockholders��� equity	$ 2,954,393	$ 3,016,553	$ 3,353,936

CONSOLIDATED BALANCE SHEETS Parenthetical (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Bloomin��� Brands, Inc. Stockholders��� Equity
Preferred stock, par value (in USD per share)	$ 0.01	$ 0.01	$ 0
Preferred stock, shares authorized	25,000,000	25,000,000	0
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value (in USD per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	475,000,000	475,000,000	120,000,000
Common stock, shares issued	122,569,475	121,148,451	106,573,193
Common stock, shares outstanding	122,569,475	121,148,451	106,573,193

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues
Restaurant sales	$ 1,082,356	$ 1,045,466		$ 3,946,116	$ 3,803,252	$ 3,594,681
Other revenues	9,894	10,160		41,679	38,012	33,606
Total revenues	1,092,250	1,055,626		3,987,795	3,841,264	3,628,287
Costs and expenses
Cost of sales	349,989	335,859		1,281,002	1,226,098	1,152,028
Labor and other related	299,867	293,501		1,117,624	1,094,117	1,034,393
Other restaurant operating	233,809	218,965		918,522	890,004	864,183
Depreciation and amortization	40,196	38,860		155,482	153,689	156,267
General and administrative	72,491	76,002		326,473	291,124	252,793
Recovery of note receivable from affiliated entity				0	(33,150)	0
Provision for impaired assets and restaurant closings	1,896	4,435		13,005	14,039	5,204
Income from operations of unconsolidated affiliates	(2,858)	(2,404)		(5,450)	(8,109)	(5,492)
Total costs and expenses	995,390	965,218		3,806,658	3,627,812	3,459,376
Income from operations	96,860	90,408	[1],[2],[3]	181,137	213,452	168,911
Loss on extinguishment and modification of debt	0	(2,851)		(20,957)	0	0
Other (expense) income, net	(217)	54		(128)	830	2,993
Interest expense, net	(20,880)	(20,974)		(86,642)	(83,387)	(91,428)
Income before provision for income taxes	75,763	66,637		73,410	130,895	80,476
Provision for income taxes	10,707	12,805		12,106	21,716	21,300
Net income	65,056	53,832	[1],[2],[3],[4]	61,304	109,179	59,176
Less: net income attributable to noncontrolling interests	1,833	3,833		11,333	9,174	6,208
Net income attributable to Bloomin��� Brands, Inc.	63,223	49,999	[1],[2],[3],[4]	49,971	100,005	52,968
Other comprehensive income:
Foreign currency translation adjustment	(4,532)	3,149		7,543	(2,711)	4,556
Comprehensive income	60,524	56,981		68,847	106,468	63,732
Less: comprehensive income attributable to noncontrolling interests	1,833	3,833		11,333	9,174	6,208
Comprehensive income attributable to Bloomin��� Brands, Inc.	$ 58,691	$ 53,148		$ 57,514	$ 97,294	$ 57,524
Earnings per share:
Basic (in USD per share)	$ 0.52	$ 0.47		$ 0.45	$ 0.94	$ 0.5
Diluted (in USD per share)	$ 0.5	$ 0.47		$ 0.44	$ 0.94	$ 0.5
Weighted average common shares outstanding:
Basic (in shares)	121,238	106,332		111,999	106,224	105,968
Diluted (in shares)	126,507	107,058		114,821	106,689	105,968

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.
[4]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) (USD $) In Thousands, except Share data, unless otherwise specified	Total		Common Stock	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Non-Controlling Interests
Balance at Dec. 31, 2009	$ (116,625)		$ 1,066	$ 869,202	$ (981,676)	$ (24,189)	$ 18,972
Balance (in shares) at Dec. 31, 2009			106,573,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	59,176				52,968		6,208
Foreign currency translation adjustment	4,556					4,556
Cumulative effect from adoption of variable interest entity guidance	5,692				6,078		(386)
Stock-based compensation, value	3,411			3,411
Issuance of notes receivable due from stockholders	(747)			(747)
Repayments of notes receivable due from stockholders	97			97
Purchase of limited partnership and joint venture interests				0
Distributions to noncontrolling interests	(11,596)						(11,596)
Contributions from noncontrolling interests	125						125
Balance at Dec. 31, 2010	(55,911)		1,066	871,963	(922,630)	(19,633)	13,323
Balance (in shares) at Dec. 31, 2010			106,573,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	109,179				100,005		9,174
Foreign currency translation adjustment	(2,711)					(2,711)
Stock-based compensation, value	3,907			3,907
Issuance of notes receivable due from stockholders	(1,082)			(1,082)
Repayments of notes receivable due from stockholders	3			3
Purchase of limited partnership and joint venture interests				0
Distributions to noncontrolling interests	(13,510)			(38)			(13,472)
Contributions from noncontrolling interests	422						422
Balance at Dec. 31, 2011	40,297		1,066	874,753	(822,625)	(22,344)	9,447
Balance (in shares) at Dec. 31, 2011	106,573,193		106,573,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	53,832	[1],[2],[3],[4]			49,999		3,833
Foreign currency translation adjustment	3,149					3,149
Stock-based compensation, value	833			833
Repurchase of common stock, shares			(36,000)
Repurchase of common stock, value	(116)		(1)	316	(431)
Forfeiture of restricted stock, shares			(20,000)
Forfeiture of restricted stock, value	(127)			(127)
Issuance of notes receivable due from stockholders	(47)			(47)
Repayments of notes receivable due from stockholders	1,463			1,463
Distributions to noncontrolling interests	(4,160)						(4,160)
Balance at Mar. 31, 2012	95,124		1,065	877,191	(773,057)	(19,195)	9,120
Balance (in shares) at Mar. 31, 2012			106,517,000
Balance at Dec. 31, 2011	40,297		1,066	874,753	(822,625)	(22,344)	9,447
Balance (in shares) at Dec. 31, 2011	106,573,193		106,573,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	61,304				49,971		11,333
Foreign currency translation adjustment	7,543					7,543
Issuance of common stock in connection with initial public offering, shares			14,197,000
Issuance of common stock in connection with initial public offering, value	142,242		142	142,100
Exercises of stock options, shares			136,000
Exercises of stock options, value	884		1	883
Stock-based compensation, value	21,025			21,025
Repurchase of common stock, shares			(36,000)
Repurchase of common stock, value	(116)		(1)	316	(431)
Issuance of restricted stock, shares			314,000
Issuance of restricted stock, value	649		3	646
Forfeiture of restricted stock, shares			(36,000)
Forfeiture of restricted stock, value	(138)			(138)
Issuance of notes receivable due from stockholders	(587)			(587)
Repayments of notes receivable due from stockholders	1,661			1,661
Purchase of limited partnership and joint venture interests	(40,582)			(39,696)			(886)
Distributions to noncontrolling interests	(14,367)						(14,367)
Contributions from noncontrolling interests	390						390
Balance at Dec. 31, 2012	220,205		1,211	1,000,963	(773,085)	(14,801)	5,917
Balance (in shares) at Dec. 31, 2012	121,148,451		121,148,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	65,056				63,223		1,833
Foreign currency translation adjustment	(4,532)					(4,532)
Exercises of stock options, shares			1,212,000
Exercises of stock options, value	10,639		12	10,627
Stock-based compensation, value	4,494			4,494
Issuance of restricted stock, shares			219,000
Issuance of restricted stock, value	3		3	0
Forfeiture of restricted stock, shares			(10,000)
Forfeiture of restricted stock, value	(3)			(3)
Repayments of notes receivable due from stockholders	5,312			5,312
Distributions to noncontrolling interests	(2,435)						(2,435)
Balance at Mar. 31, 2013	$ 298,739		$ 1,226	$ 1,021,393	$ (709,862)	$ (19,333)	$ 5,315
Balance (in shares) at Mar. 31, 2013	122,569,475		122,569,000

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).
[4]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows provided by operating activities:
Net income	$ 65,056	$ 53,832	[1],[2],[3],[4]	$ 61,304	$ 109,179	$ 59,176
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	40,196	38,860		155,482	153,689	156,267
Amortization of deferred financing fees	923	2,924		8,222	12,297	13,435
Amortization of capitalized gift card sales commissions	7,604	6,690		21,136	18,058	15,046
Provision for impaired assets and restaurant closings	1,896	4,435		13,005	14,039	5,204
Accretion on debt discounts	653	173		880	663	616
Stock-based and other non-cash compensation expense	6,195	12,543		44,778	39,228	39,512
Income from operations of unconsolidated affiliates	(2,858)	(2,404)		(5,450)	(8,109)	(5,492)
Deferred income tax (benefit) expense	0	(333)		(7,442)	(175)	5,182
(Gain) loss on disposal of property, fixtures and equipment	(318)	484		2,141	1,987	4,050
Unrealized (gain) loss on derivative financial instruments	(263)	194		(519)	723	(18,267)
Gain on life insurance and restricted cash investments	(1,944)	(3,156)		(5,150)	(126)	(2,821)
Loss on extinguishment and modification of debt	0	2,851		20,957	0	0
(Gain) loss on disposal of business				(3,500)	4,331	0
Recovery of note receivable from affiliated entity				0	(33,150)	0
Recognition of deferred gain on sale-leaseback transaction	(485)	0		(1,610)	0	0
Change in assets and liabilities:
Decrease (increase) in inventories	10,201	886		(8,577)	(10,525)	(2,599)
(Increase) decrease in other current assets	(5,167)	12,763		(13,746)	(60,858)	(13,292)
Decrease in other assets	2,530	2,447		4,034	8,209	10,721
(Decrease) increase in accounts payable and accrued and other current liabilities	(12,827)	(36,363)		5,206	32,152	(28,601)
Increase in deferred rent	2,836	2,834		17,064	12,510	10,677
(Decrease) increase in unearned revenue	(97,245)	(97,751)		29,621	30,623	31,964
Increase (decrease) in other long-term liabilities	1,117	187		2,255	(2,295)	(5,624)
Net cash provided by operating activities	18,100	2,096		340,091	322,450	275,154
Cash flows (used in) provided by investing activities:
Purchases of Company-owned life insurance	(372)	(350)		(6,451)	(2,027)	(2,405)
Proceeds from sale of Company-owned life insurance	38	0		0	2,638	6,411
Proceeds from sale of property, fixtures and equipment	1,799	1,255		3,971	1,190	462
Proceeds from sale-leaseback transaction	0	192,886		192,886	0	0
De-consolidation of subsidiary				0	0	(4,398)
Proceeds from sale of a business				3,500	10,119	0
Capital expenditures	(40,950)	(34,019)		(178,720)	(120,906)	(60,476)
Decrease in restricted cash	6,184	16,816		84,270	86,579	18,545
Increase in restricted cash	(5,093)	(21,100)		(80,070)	(83,148)	(29,860)
Royalty termination fee				0	(8,547)	0
Return on investment from unconsolidated affiliates	0	332		558	960	0
Net cash (used in) provided by investing activities	(38,394)	155,820		19,944	(113,142)	(71,721)
Cash flows used in financing activities:
Proceeds from issuance of senior secured term loan B				990,000	0	0
Extinguishment and modification of senior secured term loan				(1,004,575)	0	0
Proceeds from issuance of 2012 CMBS Loan	0	495,186		495,186	0	0
Repayments of long-term debt	(30,558)	(6,642)		(46,868)	(25,189)	(140,853)
Extinguishment of CMBS loan	0	(777,563)		(777,563)	0	0
Extinguishment of senior notes				(254,660)	0	0
Proceeds from borrowings on revolving credit facilities				111,000	33,000	61,000
Repayments of borrowings on revolving credit facilities				(144,000)	(78,072)	(55,928)
Collection of note receivable from affiliated entity				0	33,300	0
Financing fees	0	(5,399)		(18,983)	(2,222)	(1,391)
Proceeds from the issuance of common stock in connection with initial public offering				142,242	0	0
Proceeds from the exercise of stock options	10,639	0		884	0	0
Contributions from noncontrolling interests				390	422	125
Distributions to noncontrolling interests	(2,435)	(4,160)		(14,367)	(13,510)	(11,596)
Purchase of limited partnership and joint venture interests				(40,582)	0	0
Repayments of partner deposits and accrued partner obligations	(4,184)	(9,242)		(25,397)	(35,950)	(18,022)
Issuance of notes receivable due from stockholders	0	(47)		(587)	(1,082)	(747)
Repayments of notes receivable due from stockholders	5,312	1,463		1,661	3	97
Net cash used in financing activities	(21,226)	(306,404)		(586,219)	(89,300)	(167,315)
Effect of exchange rate changes on cash and cash equivalents	(2,701)	1,463		5,790	(3,460)	(1,539)
Net (decrease) increase in cash and cash equivalents	(44,221)	(147,025)		(220,394)	116,548	34,579
Cash and cash equivalents at the beginning of the period	261,690	482,084		482,084	365,536	330,957
Cash and cash equivalents at the end of the period	217,469	335,059		261,690	482,084	365,536
Supplemental disclosures of cash flow information:
Cash paid for interest	19,975	13,420		78,216	72,099	96,718
Cash paid for income taxes, net of refunds	2,217	4,992		24,276	27,699	10,779
Supplemental disclosures of non-cash investing and financing activities:
Conversion of partner deposits and accrued partner obligations to notes payable	325	2,646		6,434	5,764	5,685
Acquisition of property, fixtures and equipment through accounts payable or capital lease liabilities	$ 1,199	$ 3,423		$ 8,006	$ 8,683	$ 2,506

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).
[4]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.

Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation
Basis of Presentation
Bloomin’ Brands, Inc. (“Bloomin’ Brands” or the “Company”) was formed by an investor group comprised of funds advised by Bain Capital Partners, LLC and Catterton Management Company, LLC (the “Sponsors”) and Chris T. Sullivan, Robert D. Basham and J. Timothy Gannon (the “Founders”) and certain members of management. Bloomin’ Brands is a holding company and conducts its operations through OSI Restaurant Partners, LLC (“OSI”), the Company’s primary operating entity, and New Private Restaurant Properties, LLC, an indirect wholly-owned subsidiary of the Company that leases certain Company-owned restaurant properties to a subsidiary of OSI. In August 2012, the Company completed an initial public offering of its common stock.
The Company owns and operates casual, polished casual and fine dining restaurants primarily in the United States. The Company’s restaurant portfolio has five concepts: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, Fleming’s Prime Steakhouse and Wine Bar and Roy’s. Additional Outback Steakhouse, Carrabba’s Italian Grill and Bonefish Grill restaurants in which the Company has no direct investment are operated under franchise agreements.
The Company has reclassified certain items in the accompanying consolidated financial statements for prior periods to be comparable with the classification for the three months ended March 31, 2013. These reclassifications had no effect on previously reported net income.
The accompanying interim unaudited consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles in the United States (“U.S. GAAP”) for complete financial statements. In the opinion of the Company, all adjustments necessary for the fair presentation of the Company’s results of operations, financial position and cash flows for the periods presented have been included and are of a normal, recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full-year. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2012 included in this prospectus.

Basis of Presentation
Basis of Presentation
Bloomin’ Brands, Inc. (“Bloomin’ Brands” or the “Company”), formerly known as Kangaroo Holdings, Inc., was formed by an investor group comprised of funds advised by Bain Capital Partners, LLC (“Bain Capital”), Catterton Management Company, LLC (“Catterton”), Chris T. Sullivan, Robert D. Basham and J. Timothy Gannon (the “Founders”) and certain members of management. On June 14, 2007, Bloomin’ Brands acquired OSI Restaurant Partners, Inc. by means of a merger and related transactions (the “Merger”). At the time of the Merger, OSI Restaurant Partners, Inc. was converted into a Delaware limited liability company named OSI Restaurant Partners, LLC (“OSI”). In connection with the Merger, Bloomin’ Brands implemented a new ownership and financing arrangement for some of its restaurant properties, pursuant to which Private Restaurant Properties, LLC (“PRP”), a wholly-owned subsidiary of Bloomin’ Brands, acquired 343 restaurant properties from OSI and leased them back to subsidiaries of OSI. OSI remains the Company’s primary operating entity and New Private Restaurant Properties, LLC, another indirect wholly-owned subsidiary of the Company, continues to lease certain of the Company-owned restaurant properties to OSI’s subsidiaries. On August 13, 2012, the Company completed an initial public offering of its common stock (see Note 3).
The Company owns and operates casual, polished casual and fine dining restaurants primarily in the United States. The Company’s restaurant portfolio has five concepts: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, Fleming’s Prime Steakhouse and Wine Bar and Roy’s. Additional Outback Steakhouse, Carrabba’s Italian Grill and Bonefish Grill restaurants in which the Company has no direct investment are operated under franchise agreements.
In the opinion of the Company, all adjustments necessary for the fair presentation of the Company’s results of operations, financial position and cash flows for the periods presented have been included.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation
The Company’s consolidated financial statements include the accounts and operations of Bloomin’ Brands and its wholly-owned subsidiaries, including OSI, PRP and New PRP. All intercompany accounts and transactions have been eliminated in consolidation. The Company consolidates variable interest entities in which the Company is deemed to have a controlling financial interest as a result of the Company having: (1) the power to direct the activities that most significantly impact the entity’s economic performance and (2) the obligation to absorb the losses or the right to receive the benefits that could potentially be significant to the variable interest entity. If the Company has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the operations of the variable interest entity are included in the consolidated financial statements (see Note 13).
The Company is a franchisor of 162 restaurants as of December 31, 2012, but does not possess any ownership interests in its franchisees and generally does not provide financial support to franchisees in its typical franchise relationship. These franchise relationships are not deemed variable interest entities and are not consolidated.
The equity method of accounting is used for investments in affiliated companies in which the Company is not in control, the Company’s interest is generally between 20% and 50% and the Company has the ability to exercise significant influence over the entity. The Company’s share of earnings or losses of affiliated companies accounted for under the equity method is recorded in Income from operations of unconsolidated affiliates in its Consolidated Statements of Operations and Comprehensive Income. Through a joint venture arrangement with PGS Participacoes Ltda., the Company holds a 50% ownership interest in PGS Consultoria e Serviços Ltda. (the “Brazilian Joint Venture”). The Brazilian Joint Venture was formed in 1998 for the purpose of operating Outback Steakhouse restaurants in Brazil. The Company accounts for the Brazilian Joint Venture under the equity method of accounting (see Note 7).
Use of Estimates
The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated.
Cash and Cash Equivalents
Cash equivalents consist of investments that are readily convertible to cash with an original maturity date of three months or less. Cash and cash equivalents include $56.4 million and $44.3 million as of December 31, 2012 and 2011, respectively, for amounts in transit from credit card companies since settlement is reasonably assured.
Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and restricted cash. The Company attempts to limit its credit risk by utilizing outside investment managers with major financial institutions that, in turn, invest in United States treasury security funds, certificates of deposit, money market funds, noninterest-bearing accounts and other highly rated investments and marketable securities. At times, cash balances may be in excess of FDIC insurance limits.
Financial Instruments
Disclosure of fair value information about financial instruments, whether or not recognized in the Consolidated Balance Sheets, is required for those instruments for which it is practical to estimate that value. Fair value is a market-based measurement.
The Company’s non-derivative financial instruments at December 31, 2012 and 2011 consist of cash equivalents, restricted cash, accounts receivable, accounts payable and current and long-term debt.  The fair values of cash equivalents, restricted cash, accounts receivable and accounts payable approximate their carrying amounts reported in the Consolidated Balance Sheets due to their short duration.  The fair value of debt is determined based on quoted market prices in inactive markets and discounted cash flows of debt instruments, as well as assumptions derived from current conditions in the real estate and credit environments, changes in the underlying collateral and expectations of management. These inputs represent assumptions impacted by economic conditions and management expectations and may change in the future based on period-specific facts and circumstances (see Note 14).
Derivatives
The Company is highly leveraged and exposed to interest rate risk to the extent of its variable-rate debt. The Company manages its interest rate risk by offsetting some of its variable-rate debt with fixed-rate debt, through normal operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments.
The Company’s restaurants are dependent upon energy to operate and are impacted by changes in energy prices, including natural gas. The Company uses derivative instruments to mitigate some of its overall exposure to material increases in natural gas prices. The Company records mark-to-market changes in the fair value of derivative instruments in earnings in the period of change. The Company does not enter into financial instruments for trading or speculative purposes.
Inventories
Inventories consist of food and beverages, and are stated at the lower of cost (first-in, first-out) or market. The Company periodically makes advance purchases of various inventory items to ensure adequate supply or to obtain favorable pricing. At December 31, 2012 and 2011, inventories included advance purchases of approximately $31.7 million and $23.4 million, respectively.
Consideration Received from Vendors
The Company receives consideration for a variety of vendor-sponsored programs, such as volume rebates, promotions and advertising allowances. Advertising allowances are intended to offset the Company’s costs of promoting and selling menu items in its restaurants. Vendor consideration is recorded as a reduction of Cost of sales or Other restaurant operating expenses when recognized in the Company’s Consolidated Statements of Operations and Comprehensive Income.
Restricted Cash
At December 31, 2012, the current portion of restricted cash of $4.8 million was restricted for the fulfillment of certain provisions in New PRP’s commercial mortgage-backed securities loans, the payment of property taxes and settlement of obligations in a rabbi trust for deferred compensation plans. At December 31, 2011, the current portion of restricted cash of $20.6 million was restricted for the fulfillment of certain provisions in PRP’s commercial mortgage-backed securities loans, the payment of property taxes, the settlement of obligations in a rabbi trust for deferred compensation plans and the settlement of bonus arrangements. Long-term restricted cash at December 31, 2012 of $15.2 million was restricted for the fulfillment of certain provisions in New PRP’s commercial mortgage-backed securities loans. Long-term restricted cash at December 31, 2011 of $3.6 million was restricted for the bonus arrangements.
Property, Fixtures and Equipment
Property, fixtures and equipment are stated at cost, net of accumulated depreciation. At the time property, fixtures and equipment are retired, or otherwise disposed of, the asset and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in earnings. The Company expenses repair and maintenance costs that maintain the appearance and functionality of the restaurant but do not extend the useful life of any restaurant asset. Improvements to leased properties are depreciated over the shorter of their useful life or the lease term, which includes renewal periods that are reasonably assured. Depreciation is computed on the straight-line method over the following estimated useful lives:

Buildings and building improvements	20 to 30 years
Furniture and fixtures	5 to 7 years
Equipment	2 to 7 years
Leasehold improvements	5 to 20 years
Capitalized software	3 to 5 years

Operating Leases
Rent expense for the Company’s operating leases, which generally have escalating rentals over the term of the lease and may include potential rent holidays, is recorded on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured. The initial lease term includes the “build-out” period of the Company’s leases, which is typically before rent payments are due under the terms of the lease. The difference between rent expense and rent paid is recorded as deferred rent and is included in the Consolidated Balance Sheets. Payments received from landlords as incentives for leasehold improvements are recorded as deferred rent and are amortized on a straight-line basis over the term of the lease as a reduction of rent expense. Lease termination fees, if any, and future obligated lease payments for closed locations are recorded as an expense in the period that they are incurred.  Assets and liabilities resulting from the Merger relating to favorable and unfavorable lease amounts are amortized on a straight-line basis to rent expense over the remaining lease term.
Pre-Opening Expenses
Non-capital expenditures associated with opening new restaurants are expensed as incurred and are included in Other restaurant operating expenses in the Company’s Consolidated Statements of Operations and Comprehensive Income.
Impairment or Disposal of Long-Lived Assets
The Company assesses the potential impairment of amortizable intangibles, including trademarks, franchise agreements and net favorable leases, and other long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In evaluating long-lived restaurant assets for impairment, the Company considers a number of factors such as:

•	A significant change in market price;

•	A significant adverse change in the manner in which a long-lived asset is being used;

•	New laws and government regulations or a significant adverse change in business climate that adversely affect the value of a long-lived asset;

•	A current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life; and

•
A current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection that demonstrates continuing losses associated with the use of the underlying long-lived asset.

If the aforementioned factors indicate that the Company should review the carrying value of the restaurant’s long-lived assets, the Company performs a two-step impairment analysis. Each Company-owned restaurant is evaluated individually for impairment since that is the lowest level at which identifiable cash flows can be measured independently from cash flows of other asset groups. If the total future undiscounted cash flows expected to be generated by the assets are less than its carrying amount, as prescribed by step one testing, recoverability is measured in step two by comparing the fair value of the assets to its carrying amount. Should the carrying amount exceed the asset’s estimated fair value, an impairment loss is charged to earnings. Restaurant fair value is determined based on estimates of discounted future cash flows; and impairment charges primarily occur as a result of the carrying value of a restaurant’s assets exceeding its estimated fair market value, primarily due to anticipated closures or declining future cash flows from lower projected future sales at existing locations.
The Company incurred total long-lived asset impairment charges and restaurant closing expense of $13.0 million, $14.0 million and $5.2 million for the years ended December 31, 2012, 2011 and 2010, respectively (see Note 14). All impairment charges are recorded in Provision for impaired assets and restaurant closings in the Company’s Consolidated Statements of Operations and Comprehensive Income.
The Company’s judgments and estimates related to the expected useful lives of long-lived assets are affected by factors such as changes in economic conditions and changes in operating performance and expected use. As the Company assesses the ongoing expected cash flows and carrying amounts of its long-lived assets, these factors could cause it to realize a material impairment charge. The Company uses the straight-line method to amortize definite-lived intangible assets.
Restaurant sites and certain other assets to be sold are included in assets held for sale when certain criteria are met, including the requirement that the likelihood of selling the assets within one year is probable. For assets that meet the held for sale criteria, the Company separately evaluates whether the assets also meet the requirements to be reported as discontinued operations. If the Company no longer had any significant continuing involvement with respect to the operations of the assets and cash flows were discontinued, it would classify the assets and related results of operations as discontinued. Assets whose sale is not probable within one year remain in Property, fixtures and equipment until their sale is probable within one year. The Company had $2.4 million and $1.3 million of assets held for sale as of December 31, 2012 and 2011, respectively, recorded in Other current assets, net.
Generally, restaurant closure costs are expensed as incurred. When it is probable that the Company will cease using the property rights under a non-cancelable operating lease, it records a liability for the net present value of any remaining lease obligations net of estimated sublease income that can reasonably be obtained for the property. The associated expense is recorded in Provision for impaired assets and restaurant closings in the Company’s Consolidated Statements of Operations and Comprehensive Income.  Any subsequent adjustments to the liability from changes in estimates are recorded in the period incurred.
Goodwill and Indefinite-Lived Intangible Assets
The Company’s indefinite-lived intangible assets consist of goodwill and trade names. Goodwill represents the residual after allocation of the purchase price to the individual fair values and carryover basis of assets acquired. On an annual basis (during the second quarter of the fiscal year) or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable, the Company reviews the recoverability of goodwill and indefinite-lived intangible assets. The impairment test for goodwill involves comparing the fair value of the reporting units to their carrying amounts. If the carrying amount of a reporting unit exceeds its fair value, a second step is required to measure a goodwill impairment loss, if any. This step revalues all assets and liabilities of the reporting unit to their current fair values and then compares the implied fair value of the reporting unit’s goodwill to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess. The impairment test for trade names involves comparing the fair value of the trade name, as determined through a relief from royalty method, to its carrying value.
Impairment indicators that may necessitate goodwill impairment testing in between the Company’s annual impairment tests include the following:

•	a significant decline in the Company’s expected future cash flows;

•	a significant adverse change in legal factors or in the business climate;

•	unanticipated competition;

•	the testing for recoverability of a significant asset group within a reporting unit; and

•	slower growth rates.
Impairment indicators that may necessitate indefinite-lived intangible asset impairment testing in between the Company’s annual impairment tests are consistent with those of its long-lived assets.
The Company performed its annual impairment test in the second quarter of 2012 and determined at that time that none of its five reporting units with remaining goodwill were at risk for goodwill impairment since the fair value of each reporting unit was substantially in excess of its carrying amount. The Company did not record any goodwill or indefinite-lived intangible asset impairment charges during the years ended December 31, 2012, 2011 and 2010.
Sales declines at the Company’s restaurants, unplanned increases in health insurance, commodity or labor costs, deterioration in overall economic conditions and challenges in the restaurant industry may result in future impairment charges. It is possible that changes in circumstances or changes in management’s judgments, assumptions and estimates could result in an impairment charge of a portion or all of its goodwill or other intangible assets.
Construction in Progress
The Company capitalizes direct and indirect internal costs clearly associated with the acquisition, development, design and construction of Company-owned restaurant locations as these costs have a future benefit to the Company. Upon restaurant opening, these costs are depreciated and charged to expense based upon their classification within Property, fixtures and equipment. Internal costs of $2.4 million were capitalized during the year ended December 31, 2012. Internal costs incurred for the years ended December 31, 2011 and 2010 were not material to the Company’s consolidated financial statements. The amount of interest capitalized in connection with restaurant construction was immaterial in all periods.
Deferred Financing Fees
The Company capitalizes deferred financing fees related to the issuance of debt obligations. The Company amortizes deferred financing fees to interest expense over the terms of the respective financing arrangements using the effective interest method or the straight-line method.
Liquor Licenses
The costs of obtaining non-transferable liquor licenses directly issued by local government agencies for nominal fees are expensed as incurred. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in Other assets, net.  Annual liquor license renewal fees are expensed over the renewal term.
Revenue Recognition
The Company records food and beverage revenues upon sale. Initial and developmental franchise fees are recognized as income once the Company has substantially performed all of its material obligations under the franchise agreement, which is generally upon the opening of the franchised restaurant. Continuing royalties, which are a percentage of net sales of the franchisee, are recognized as income when earned. Franchise-related revenues are included in Other revenues in the Consolidated Statements of Operations and Comprehensive Income.
The Company defers revenue for gift cards, which do not have expiration dates, until redemption by the customer. The Company also recognizes gift card “breakage” revenue for gift cards when the likelihood of redemption by the customer is remote, which the Company determined are those gift cards issued on or before three years prior to the balance sheet date. The Company recorded breakage revenue of $13.3 million, $11.1 million and $11.0 million for the years ended December 31, 2012, 2011 and 2010, respectively. Breakage revenue is recorded as a component of Restaurant sales in the Consolidated Statements of Operations and Comprehensive Income.
Gift cards sold at a discount are recorded as revenue upon redemption of the associated gift cards at an amount net of the related discount. Gift card sales commissions paid to third-party providers are initially capitalized and subsequently recognized as Other restaurant operating expenses upon redemption of the associated gift card. Deferred expenses were $10.9 million and $9.7 million as of December 31, 2012 and 2011, respectively, and were reflected in Other current assets, net in the Company’s Consolidated Balance Sheets. Gift card sales that are accompanied by a bonus gift card to be used by the customer at a future visit result in a separate deferral of a portion of the original gift card sale. Revenue is recorded when the bonus card is redeemed at a value based on the estimated fair market value of the bonus card.
The Company collects and remits sales, food and beverage, alcoholic beverage and hospitality taxes on transactions with customers and reports such amounts under the net method in its Consolidated Statements of Operations and Comprehensive Income. Accordingly, these taxes are not included in gross revenue.
Advertising Costs
Advertising production costs are expensed in the period when the advertising first occurs. All other advertising costs are expensed in the period in which the costs are incurred. The total amounts charged to advertising expense were $170.6 million, $161.4 million and $146.1 million, for the years ended December 31, 2012, 2011 and 2010, respectively, and were recorded in Other restaurant operating expenses in the Consolidated Statements of Operations and Comprehensive Income.
Research and Development Expenses
Research and development expenses, are expensed as incurred and are reported in General and administrative expense in the Consolidated Statements of Operations and Comprehensive Income.   The Company recorded research and development expenses of $7.3 million, $6.6 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These costs consist primarily of payroll and payroll related tax and benefit costs that are incurred in connection with the development of restaurant designs and menu offerings.
Foreign Currency Translation and Transactions
For all significant non-U.S. operations, the functional currency is the local currency. Assets and liabilities of those operations are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rates for the reporting period. The effect of gains and (losses) from translation adjustments of approximately $7.5 million, ($2.7) million and $4.6 million are included as a separate component of Accumulated other comprehensive loss in the Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2012, 2011 and 2010, respectively. Accumulated other comprehensive loss contained only foreign currency translation adjustments as of December 31, 2012 and 2011.
Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid. A change in exchange rates between the U.S dollar and the currency in which a transaction is denominated increases or decreases the expected amount of cash flows in U.S. dollars upon settlement of the transaction. This increase or decrease is a foreign currency transaction gain or loss that generally will be included in determining net income for the period in which the exchange rate changes. Similarly, a transaction gain or loss, measured from the transaction date or the most recent intervening balance sheet date, whichever is later, realized upon settlement of a foreign currency transaction generally will be included in determining net income for the period in which the transaction is settled.
Foreign currency transaction losses and gains are recorded in Other (expense) income, net in the Company’s Consolidated Statements of Operations and Comprehensive Income and were a net (loss) gain of $(0.1) million, $0.8 million and $3.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Income Taxes
Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in the tax rate is recognized in income in the period that includes the enactment date of the rate change.
The Company maintains a valuation allowance to reduce its deferred income tax assets to the amount that is more likely than not to be realized. The Company has considered future taxable income and ongoing feasible tax planning strategies in assessing the need for the valuation allowance. Judgments made regarding future taxable income may change due to changes in market conditions, changes in tax laws or other factors. If the assumptions and estimates change in the future, the valuation allowance may increase or decrease, resulting in a respective increase or decrease in income tax expense.
The Noncontrolling interests do not include a provision or liability for income taxes for affiliated entities that are subject to domestic tax jurisdictions, as any tax liability related thereto is the responsibility of the holder of the noncontrolling interest.
Employee Partner Payments and Buyouts
The managing partner of each Company-owned domestic restaurant and the chef partner of each Fleming’s Prime Steakhouse and Wine Bar and Roy’s Company-owned domestic restaurant, as well as area operating partners, generally receive distributions or payments for providing management and supervisory services to their restaurants based on a percentage of their associated restaurants’ monthly cash flows. The expense associated with the monthly payments for managing and chef partners is included in Labor and other related expenses, and the expense associated with the monthly payments for area operating partners is included in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.
Managing and chef partners that are eligible to participate in a deferred compensation program receive an unsecured promise of a cash contribution (see Note 4). An area operating partner’s interest in the partnership (the “Management Partnership”) that provides management and supervisory services to his or her restaurant may be purchased, at the Company’s option, after the restaurant has been open for a five-year period based on the terms specified in the agreement. For those area operating partners with restaurants that opened on or after January 1, 2012, a bonus will be paid after the restaurant has been open for a five-year period based on the terms specified in the agreement.  The Company estimates future bonuses and purchases of area operating partners’ interests, as well as deferred compensation obligations to managing and chef partners, using current and historical information on restaurant performance and records the partner obligations in Partner deposits and accrued partner obligations in its Consolidated Balance Sheets. In the period the Company pays an area operating partner bonus or purchases the area operating partner’s interests, an adjustment is recorded to recognize any remaining expense associated with the bonus or purchase and reduce the related accrued buyout liability. Deferred compensation expenses for managing and chef partners are included in Labor and other related expenses and bonus and buyout expenses for area operating partners are included in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.
Stock-based Compensation
Upon completion of the Company’s initial public offering, the Bloomin’ Brands, Inc. 2012 Incentive Award Plan (the “2012 Equity Plan”) was adopted, and no further awards will be made under the Company’s 2007 Equity Incentive Plan (the “2007 Equity Plan”). The 2012 Equity Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards to Company management and other key employees. The Company accounts for its stock-based employee compensation using a fair value-based method of accounting.
The Company uses the Black-Scholes option pricing model to estimate the weighted-average grant date fair value of stock options granted. Expected volatilities are based on historical volatilities of the stock of comparable companies. The expected term of options granted represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Results may vary depending on the assumptions applied within the model. Restricted stock awards are issued and measured at market value on the date of grant. The benefits of tax deductions in excess of recognized compensation cost, if any, are reported as a financing cash flow.
Net Income Attributable to Bloomin’ Brands, Inc. Per Common Share
Basic net income per common share is computed on the basis of the weighted average number of common shares that were outstanding during the period. Diluted net income per share includes the dilutive effect of common stock equivalents consisting of restricted stock and stock options, using the treasury stock method. Performance-based restricted stock and stock options are considered dilutive when the related performance criterion has been met.
Segment Reporting
The Company operates restaurants under five brands that have similar economic characteristics, nature of products and services, class of customer and distribution methods, and the Company believes it meets the criteria for aggregating its six operating segments, which are the five brands and the Company’s international Outback Steakhouse operations, into a single reporting segment in accordance with the applicable accounting guidance. Approximately 8%, 9% and 8% of the Company’s total revenues for the years ended December 31, 2012, 2011 and 2010, respectively, were attributable to operations in foreign countries and Guam. Approximately 3% and 2% of the Company’s total long-lived assets, excluding goodwill and intangible assets, were located in foreign countries where the Company holds assets as of December 31, 2012 and 2011, respectively.
Reclassifications
The Company has reclassified certain items in the accompanying consolidated financial statements for prior periods to be comparable with the classification for the fiscal year ended December 31, 2012. These reclassifications had no effect on previously reported net income.
Recently Adopted Financial Accounting Standards
In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”), that establishes a number of new requirements for fair value measurements. These include: (i) a prohibition on grouping financial instruments for purposes of determining fair value, except when an entity manages market and credit risks on the basis of the entity’s net exposure to the group; (ii) an extension of the prohibition against the use of a blockage factor to all fair value measurements (that prohibition currently applies only to financial instruments with quoted prices in active markets); and (iii) a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. Additionally, for items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 on January 1, 2012 increased the Company’s fair value disclosure requirements but did not have an impact on the Company’s financial position, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU No. 2011-05”), that eliminates the option to report other comprehensive income and its components in the statement of changes in equity. Instead, the new guidance requires the Company to present the components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements.  While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance.  ASU No. 2011-05 must be applied retrospectively and is effective for public companies during the interim and annual periods beginning after December 15, 2011. Additionally, in December 2011, the FASB issued ASU No. 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU No. 2011-12”), which indefinitely defers the requirement in ASU No. 2011-05 to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. The deferral of the presentation requirements does not impact the effective date of the other requirements in ASU No. 2011-05. During the deferral period, the existing requirements in generally accepted accounting principles in the United States for the presentation of reclassification adjustments must continue to be followed. ASU No. 2011-12 is effective for public companies during the interim and annual periods beginning after December 15, 2011.  The adoption of ASU No. 2011-05 and ASU No. 2011-12 on January 1, 2012 did not have an impact on the Company’s financial position, results of operations or cash flows as the guidance only requires a presentation change to comprehensive income.
In September 2011, the FASB issued ASU No. 2011-08, “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU No. 2011-08”), which permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying the two-step quantitative goodwill impairment test. If it is determined through the qualitative assessment that a reporting unit’s fair value is more likely than not greater than its carrying value, the remaining impairment steps would be unnecessary. The qualitative assessment is optional, allowing entities to go directly to the quantitative assessment. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed in fiscal years beginning after December 15, 2011. The adoption of this guidance on January 1, 2012 did not have an impact on the Company’s financial position, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-10, “Property, Plant, and Equipment (Topic 360): Derecognition of in Substance Real Estate—a Scope Clarification” (“ASU No. 2011-10”), which applies to a parent company that ceases to have a controlling financial interest in a subsidiary, that is in substance real estate, as a result of a default on the subsidiary’s nonrecourse debt. The new guidance emphasizes that the parent should only deconsolidate the real estate subsidiary when legal title to the real estate is transferred to the lender and the related nonrecourse debt has been extinguished. If the reporting entity ceases to have a controlling financial interest under subtopic 810-10, the reporting entity would continue to include the real estate, debt, and the results of the subsidiary’s operations in its consolidated financial statements until legal title to the real estate is transferred to legally satisfy the debt. This standard is effective for public companies during the annual and interim periods beginning on or after June 15, 2012. The adoption of this guidance on July 1, 2012 did not have an impact on the Company’s financial statements.

Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity
Stockholders’ Equity
Initial Public Offering
On August 13, 2012, the Company completed an initial public offering of its common stock. On September 11, 2012, the underwriters in the Company’s initial public offering completed the exercise of their option to purchase up to 2,400,000 additional shares of common stock from the Company and certain of the selling stockholders. In the offering, (i) the Company issued and sold an aggregate of 14,196,845 shares of common stock (including 1,196,845 shares sold pursuant to the underwriters’ option to purchase additional shares) at a price to the public of $11.00 per share for aggregate gross offering proceeds of $156.2 million and (ii) certain of the Company’s stockholders sold 4,196,845 shares of the Company’s common stock (including 1,196,845 shares pursuant to the underwriters’ option to purchase additional shares) at a price to the public of $11.00 per share for aggregate gross offering proceeds of $46.2 million. The Company did not receive any proceeds from the sale of shares of common stock by the selling stockholders.
The Company received net proceeds in the offering of approximately $142.2 million after deducting underwriting discounts and commissions of approximately $9.4 million and offering related expenses of $4.6 million. All of the net proceeds, together with cash on hand, was applied to retire OSI’s 10% senior notes due 2015.
Upon completion of the initial public offering, the Company’s certificate of incorporation was amended and restated to provide for authorized capital stock of 475,000,000 shares of common stock, par value $0.01 per share, and 25,000,000 shares of undesignated preferred stock.
On May 10, 2012, the retention bonus and the incentive bonus agreements with the Company’s Chief Executive Officer (“CEO”) were amended. Under the terms of the amendments, the remaining payments under each agreement were accelerated to a single lump sum payment of $22.4 million as a result of the completion of the Company’s initial public offering, which was paid in the third quarter of 2012. The Company recorded $18.1 million for the accelerated bonus expense in General and administrative in its Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012.
Upon completion of the Company’s initial public offering, the Company recorded approximately $16.0 million of aggregate non-cash compensation expense with respect to (i) certain stock options held by its CEO that become exercisable (to the extent then vested) if following the offering, the volume-weighted average trading price of the Company’s common stock is equal to or greater than specified performance targets over a six-month period and (ii) the time vested portion of outstanding stock options containing a management call option due to the automatic termination of the call option upon completion of the offering.
Net Income Attributable to Bloomin’ Brands, Inc. Per Common Share
The computation of basic and diluted net income per common share is as follows (in thousands, except per share amounts):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net income attributable to Bloomin’ Brands, Inc.	$49,971	$100,005	$52,968

Basic weighted average common shares outstanding	111,999	106,224	105,968

Effect of diluted securities:
Stock options	2,738	399	—
Unvested restricted stock	84	66	—
Diluted weighted average common shares outstanding	114,821	106,689	105,968

Basic net income attributable to Bloomin’ Brands, Inc. per common share	$0.45	$0.94	$0.50
Diluted net income attributable to Bloomin’ Brands, Inc. per common share	$0.44	$0.94	$0.50

Dilutive securities outstanding not included in the computation of net income attributable to Bloomin’ Brands, Inc. per common share because their effect was antidilutive were as follows (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Stock options	1,092	550	2,576

Purchase of Limited Partnership and Joint Venture Interests
During the third and fourth quarters of 2012, the Company purchased the remaining partnership interests in certain of the Company’s limited partnerships that either owned or had a contractual right to varying percentages of cash flows in 44 Bonefish Grill restaurants and 17 Carrabba’s Italian Grill restaurants for an aggregate purchase price of $39.5 million. The purchase price for each of the transactions was paid in cash by December 31, 2012. These transactions resulted in a $39.0 million reduction in Additional paid-in capital in the Company’s Consolidated Balance Sheet at December 31, 2012.
Effective October 1, 2012, the Company purchased the remaining interests in the Roy’s joint venture from its joint venture partner, RY-8, Inc. (“RY-8”), for $27.4 million. This purchase price consisted of the assumption of RY-8’s $24.5 million line of credit guaranteed by OSI that had been recorded in Guaranteed debt in the Company’s Consolidated Balance Sheet at December 31, 2011, forgiveness of $1.8 million in loans due from RY-8 to OSI and a $1.1 million cash payment. This transaction resulted in a $0.7 million reduction in Additional paid-in capital in the Company’s Consolidated Balance Sheet at December 31, 2012. In December 2012, the Company paid the $24.5 million outstanding balance on the line of credit assumed from RY-8 and the line of credit was terminated.
The following table sets forth the effect of these transactions on stockholders’ equity attributable to Bloomin’ Brands, Inc. (in thousands):

	NET INCOME ATTRIBUTABLE TO BLOOMIN’ BRANDS, INC. AND TRANSFERS TO NONCONTROLLING INTERESTS

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net income attributable to Bloomin’ Brands, Inc.	$49,971	$100,005	$52,968
Transfers to noncontrolling interests:
Decrease in Bloomin’ Brands, Inc. additional paid-in capital for purchase of
joint venture and limited partnership interests	(39,696)	—	—
Change from net income attributable to Bloomin’ Brands, Inc. and transfers to	$10,275	$100,005	$52,968
noncontrolling interests

Earnings Per Share
Earnings Per Share
The computation of basic and diluted earnings per common share is as follows (in thousands, except per share amounts):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Net income attributable to Bloomin’ Brands, Inc.	$63,223	$49,999

Basic weighted average common shares outstanding	121,238	106,332

Effect of diluted securities:
Stock options	5,064	591
Unvested restricted stock	205	135
Diluted weighted average common shares outstanding	126,507	107,058

Basic earnings per share	$0.52	$0.47
Diluted earnings per share	$0.50	$0.47

Dilutive securities outstanding not included in the computation of earnings per share because their effect was antidilutive were as follows (in thousands):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Stock options	2,071	550

Stock-based and Deferred Compensation Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based and Deferred Compensation Plans
Stock-based Compensation
During the first quarter of 2013, the Company granted performance-based share units (“PSUs”) to executives and key members of management. There were no PSUs awarded in periods prior to 2013. The PSUs vest over a period of four years following the date of grant, and 25% of the grant is earned or forfeited on each grant anniversary date, subject to certification of the performance criteria by the Compensation Committee of the Board of Directors. The number of units that actually vest will be determined for each year based on the achievement of certain Company performance criteria set forth in the award agreement and may range from zero to 200% of the annual target grant. PSUs that do not vest based on failure to satisfy the stated performance criteria for any annual period are forfeited. In addition to the satisfaction of the performance criteria for the PSUs, vesting is dependent upon continued service with forfeiture of all unvested PSUs upon termination, unless in the case of death or disability, in which case a pro rata portion of the target number of PSUs are eligible to immediately vest based on actual performance during the performance period. The PSUs are settled in shares of common stock. Holders will receive one share of common stock for each performance-based share unit that vests. The fair value of PSUs is based on the closing price of the Company’s common stock on the grant date. Compensation expense for PSUs is recognized over the vesting period when it is probable the performance criteria will be achieved. During the three months ended March 31, 2013, a nominal amount of compensation expense was recorded for the PSUs.
The following table presents a summary of the Company’s stock-based compensation activity for the three months ended March 31, 2013 (in thousands):

	STOCK OPTIONS	RESTRICTED STOCK AWARDS	PERFORMANCE-BASED SHARE UNITS (1)
Outstanding at December 31, 2012	12,379	299	—
Granted	1,282	219	52
Exercised or vested	(1,212)	(3)	—
Forfeited or expired	(243)	(10)	(4)
Outstanding at March 31, 2013	12,206	505	48
________________

(1)
Share unit amounts represent the target number of PSUs considered granted for accounting recognition based on the establishment of performance targets for future years. The actual number of shares that will be earned upon vesting is dependent upon actual performance and may range from zero to 200% of the target number of shares.

At March 31, 2013 and December 31, 2012, approximately 6.2 million and 7.3 million, respectively, of outstanding stock options were exercisable.
The weighted-average grant date fair value of stock options granted during the three months ended March 31, 2013 and 2012 was $8.47 and $6.87, respectively, and was estimated using the Black-Scholes option pricing model. The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	THREE MONTHS ENDED MARCH 31,
	2013	2012
Weighted-average risk-free interest rate	1.09%	1.15%
Dividend yield	—%	—%
Expected term	6.3 years	6.5 years
Weighted-average volatility	48.6%	55.5%

During the three months ended March 31, 2013 and 2012, the Company recognized aggregate stock-based compensation expense of $4.4 million and $0.7 million, respectively.

Stock-based and Deferred Compensation Plans
Stock-based and Deferred Compensation Plans
Managing and Chef Partners
Historically, the managing partner of each Company-owned domestic restaurant and the chef partner of each Fleming’s Prime Steakhouse and Wine Bar and Roy’s restaurant were required, as a condition of employment, to sign a five-year employment agreement and to purchase a non-transferable ownership interest in the Management Partnership that provided management and supervisory services to his or her restaurant. The purchase price for a managing partner’s ownership interest was fixed at $25,000, and the purchase price for a chef partner’s ownership interest ranged from $10,000 to $15,000. Managing and chef partners had the right to receive monthly distributions from the Management Partnership based on a percentage of their restaurant’s monthly cash flows for the duration of the agreement, which varied by concept from 6% to 10% for managing partners and 2% to 5% for chef partners. Further, managing and chef partners were eligible to participate in the Partner Equity Plan (“PEP”), a deferred compensation program, upon completion of their five-year employment agreement. Amounts credited to partners’ PEP accounts are fully vested at all times and participants have no discretion with respect to the form of benefit payments under the PEP.
In April 2011, the Company modified its managing and chef partner compensation structure to provide greater incentives for sales and profit growth. Under the revised program, managing and chef partners continue to sign five-year employment agreements and receive monthly distributions of the same percentage of their restaurant’s cash flow as under the prior program. However, under the revised program, in lieu of participation in the PEP, managing partners and chef partners are eligible to receive deferred compensation payments under the Partner Ownership Account Plan (the “POA”). The POA places greater emphasis on year-over-year growth in cash flow than the PEP. Managing and chef partners receive a greater value under the POA than they would have received under the PEP if certain levels of year-over-year cash flow growth are achieved and a lesser value than under the PEP if these levels are not achieved.
The POA requires managing and chef partners to make an initial deposit of up to $10,000 into their “Partner Investment Account,” and the Company make a bookkeeping contribution to each partner’s “Company Contributions Account” no later than the end of February of each year following the completion of each year (or partial year where applicable) under the partner’s employment agreement. The value of each Company contribution is equal to a percentage of the partner’s restaurant’s cash flow plus, if the restaurant has been open at least 18 calendar months, a percentage of the year-over-year increase in the restaurant’s cash flow.
In addition to the POA, our managing and chef partners are also eligible for an annual bonus known as the President’s Club, paid in addition to the monthly distributions of cash flow, designed to reward increases in a restaurant’s annual sales above the concept sales plan with a required flow-through percentage of the incremental sales to cash flow as defined in the plan. Managing and chef partners whose restaurants achieve certain annual sales targets above the concept’s sales plan (and the required flow-through percentage) receive a bonus equal to a percentage of the incremental sales, such percentage determined by the sales target achieved.
Amounts credited to each partner’s account under the POA may be allocated by the partner among benchmark funds offered under the POA, and the account balances of the partner will increase or decrease based on the performance of the benchmark funds. Upon termination of employment, all remaining balances in the Company Contributions Account in the POA are forfeited unless the partner has been with the Company for twenty years or more. Unless previously forfeited under the terms of the POA, 50% of the partner’s total account balances generally will be distributed in the March following the completion of the initial five-year contract term with subsequent distributions varying based on the length of continued employment as a partner. The deferred compensation obligations under the POA are unsecured obligations of the Company.
All managing and chef partners who execute new employment agreements after May 1, 2011 are required to participate in the revised partner program, including the POA. Managing and chef partners with a current employment agreement scheduled to expire December 1, 2011 or later had the opportunity (from April 27, 2011 through July 27, 2011) to amend their employment agreements to convert their existing partner program to participation in the new partner program, including the POA, effective June 1, 2011.  As of December 31, 2012 and 2011, the Company’s POA liability was $15.3 million and $8.0 million, respectively, which was recorded in Partner deposits and accrued partner obligations in its Consolidated Balance Sheets.
Upon the closing of the Merger, certain stock options that had been granted to managing and chef partners under a pre-merger managing partner stock plan upon completion of a previous employment contract were converted into the right to receive cash in the form of a “Supplemental PEP” contribution.
As of December 31, 2012, the Company’s total vested liability with respect to obligations primarily under the PEP and Supplemental PEP was approximately $122.6 million, of which $17.8 million and $104.8 million was included in Accrued and other current liabilities and Other long-term liabilities, net, respectively, in its Consolidated Balance Sheet. As of December 31, 2011, the Company’s total vested liability with respect to obligations primarily under the PEP and Supplemental PEP was approximately $107.8 million, of which $11.8 million and $96.0 million was included in Accrued and other current liabilities and Other long-term liabilities, net, respectively, in its Consolidated Balance Sheet. Partners may allocate the contributions into benchmark investment funds, and these amounts due to participants will fluctuate according to the performance of their allocated investments and may differ materially from the initial contribution and current obligation.
As of December 31, 2012 and 2011, the Company had approximately $67.8 million and $56.9 million, respectively, in various corporate-owned life insurance policies and at December 31, 2011, another $0.3 million of restricted cash, both of which are held within an irrevocable grantor or “rabbi” trust account for settlement of the Company’s obligations primarily under the PEP, Supplemental PEP and POA. The Company is the sole owner of any assets within the rabbi trust and participants are considered general creditors of the Company with respect to assets within the rabbi trust.
As of December 31, 2012 and 2011, there were $65.1 million and $55.6 million, respectively, of unfunded obligations primarily related to the PEP, Supplemental PEP and POA, excluding amounts not yet contributed to the partners’ investment funds, which may require the use of cash resources in the future.
Area Operating Partners
Historically, an area operating partner was required, as a condition of employment and within 30 days of the opening of his or her first restaurant, to make an initial investment of $50,000 in the Management Partnership that provides supervisory services to the restaurants that the area operating partner oversees.  This interest gave the area operating partner the right to distributions from the Management Partnership based on a percentage of his or her restaurants’ monthly cash flows for the duration of the agreement, typically ranging from 4% to 9%. The Company has the option to purchase an area operating partner’s interest in the Management Partnership after the restaurant has been open for a five-year period on the terms specified in the agreement.
For restaurants opened on or between January 1, 2007 and December 31, 2011, the area operating partner’s percentage of cash distributions and buyout percentage is calculated based on the associated restaurant’s return on investment compared to the Company’s targeted return on investment and ranges from 3.0% to 12.0% depending on the concept. This percentage is determined after the first five full calendar quarters from the date of the associated restaurant’s opening and is adjusted each quarter thereafter based on a trailing 12-month restaurant return on investment. The buyout percentage is the area operating partner’s average distribution percentage for the 24 months immediately preceding the buyout. Buyouts are paid in cash within 90 days or paid over a two-year period.
In 2011, the Company also began a version of the President’s Club annual bonus described above under “Managing and Chef Partners” for area operating partners to provide additional rewards for achieving sales targets with a required flow-through of the incremental sales to cash flow as defined in the plan.
In April 2012, the Company revised its area operating partner program for restaurants opened on or after January 1, 2012. For these restaurants, an area operating partner is required, as a condition of employment, to make a deposit of $10,000 within 30 days of the opening of each new restaurant that he or she oversees, up to a maximum deposit of $50,000 (taking into account investments under prior programs). This deposit gives the area operating partner the right to monthly payments based on a percentage of his or her restaurants’ monthly cash flows for the time period that the area operating parter oversees the restaurant, typically ranging from 4.0% to 4.5%. After the restaurant has been open for a five-year period, the area operating partner will receive a bonus equal to a multiple of the area operating partner’s average monthly payments for the 24 months immediately preceding the bonus date. The bonus will be paid within 90 days or over a two-year period, depending on the bonus amount.
Management and Other Key Employees
During the years ended December 31, 2012 and 2011, the Board of Directors authorized an additional 850,000 and 1,350,000 shares, respectively, for issuances of stock options and restricted stock under the Company’s 2007 Equity Plan. During the year ended December 31, 2010, no additional shares were approved. A total of 13,200,000 shares were approved for stock options and restricted stock grants under the 2007 Equity Plan by the Board of Directors as of December 31, 2012. The maximum term of stock options and restricted stock granted under the 2007 Equity Plan is ten years. Upon completion of the Company’s initial public offering, the 2012 Equity Plan was adopted, and no further awards will be made under the 2007 Equity Plan.
The 2012 Equity Plan provides for grants of stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards determined by the Compensation Committee of the Board of Directors. The maximum number of shares of common stock available for issuance pursuant to the 2012 Equity Plan was initially 3,000,000 shares. As of the first business day of each fiscal year, commencing on January 1, 2013, the aggregate number of shares that may be issued pursuant to the 2012 Equity Plan automatically increases by a number equal to 2% of the total number of shares then issued and outstanding. The 2012 Equity Plan provides that grants of performance awards will be made based upon, and subject to achieving, one or more performance measures over a performance period of not less than one year as established by the Compensation Committee of the Board of Directors. Unless terminated earlier, the 2012 Equity Plan will terminate ten years from its effective date.
Other Benefit Plans
The Company has a qualified defined contribution 401(k) plan (the OSI Restaurant Partners, LLC Salaried Employees 401(k) Plan and Trust, or the “401(k) Plan”) covering employees eligible for salaried benefits, except officers and certain highly compensated employees. Assets of the 401(k) Plan are held in trust for the sole benefit of the employees. Participants in the 401(k) Plan may make pretax elective deferrals to the 401(k) Plan of between 1% and 20% of their compensation, subject to Internal Revenue Service (“IRS”) limitations. The Company also may make matching and/or profit-sharing contributions to the 401(k) Plan. The Company contributed $2.0 million, $2.0 million, and $1.9 million to the 401(k) Plan for the plan years ended December 31, 2012, 2011 and 2010, respectively.
The Company provides a deferred compensation plan for its highly compensated employees who are not eligible to participate in the 401(k) Plan. The deferred compensation plan allows these employees to contribute from 5% to 90% of their base salary and 5% to 100% of their cash bonus on a pretax basis to an investment account consisting of various investment fund options. The Company does not currently intend to provide any matching or profit-sharing contributions, and participants are fully vested in their deferrals and their related returns. Participants are considered unsecured general creditors in the event of Company bankruptcy or insolvency.
Stock Options
The following table presents a summary of the Company’s stock option activity for the year ended December 31, 2012 (in thousands, except exercise price and contractual life):

	OPTIONS	WEIGHTED- AVERAGE EXERCISE PRICE	WEIGHTED- AVERAGE REMAINING CONTRACTUAL LIFE (YEARS)	AGGREGATE INTRINSIC VALUE
Outstanding at December 31, 2011	11,943	$7.50	7.5	$53,989
Granted	872	14.23
Exercised	(136)	6.50
Forfeited or expired	(300)	7.20
Outstanding at December 31, 2012	12,379	$7.99	6.7	$94,710
Exercisable at December 31, 2012	7,293	$7.41	6.0	$60,026

The total intrinsic value of stock options exercised during the year ended December 31, 2012 was $0.5 million. The Company received $0.9 million in cash and did not realize any tax benefits from the exercise of stock options in the year ended December 31, 2012. The Company did not have any stock options exercised in the years ended December 31, 2011 and 2010. The Company settles stock option exercises with authorized but unissued shares of the Company’s common stock.
The weighted-average grant date fair value of stock options granted during the years ended December 31, 2012, 2011 and 2010 was $6.93, $6.02, and $3.18, respectively, and was estimated using the Black-Scholes option pricing model. The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Weighted-average risk-free interest rate	1.11%	2.09%	1.95%
Dividend yield	—%	—%	—%
Expected term	6.5 years	6.5 years	6.5 years
Weighted-average volatility	48.6%	54.8%	73.9%

Under the 2007 Equity Plan, stock options generally vest and become exercisable in 20% increments over a period of five years contingent on continued employee service. Shares acquired upon the exercise of stock options under the 2007 Equity Plan were generally subject to a stockholder’s agreement that contained a management call option that allowed the Company to repurchase all shares purchased through exercise of stock options upon termination of employment at any time prior to the earlier of an initial public offering or a change of control. If an employee’s termination of employment was a result of death or disability, by the Company other than for cause or by the employee for good reason, the Company was able to repurchase exercised stock under this call option at fair market value. If an employee’s termination of employment was by the Company for cause or by the employee without good reason, the Company was able to repurchase the stock under this call provision for the lesser of the exercise price or fair market value. Additionally, the holder of shares acquired upon the exercise of stock options was prohibited from transferring the shares to any person, subject to narrow exceptions, and if a permitted transfer occurred, the transferred shares remained subject to the management call option. As a result of the transfer restrictions and call option, the Company did not record compensation expense for stock options that contained the call option since employees were not able to realize monetary benefit from the options or any shares acquired upon the exercise of the options unless the employee was employed at the time of an initial public offering or change of control. Prior to the Company’s initial public offering in August 2012, there had not been any exercises of stock options by any employee, and generally all stock options of terminated employees with a call provision either expired or were forfeited.
Upon completion of the Company’s initial public offering, the Company recorded approximately $16.0 million of aggregate non-cash compensation expense with respect to (i) certain stock options held by its CEO that become exercisable (to the extent then vested) if following the offering, the volume-weighted average trading price of the Company’s common stock is equal to or greater than specified performance targets over a six-month period and (ii) the time vested portion of outstanding stock options containing the management call option due to the automatic termination of the call option upon completion of the offering.
On July 1, 2011, the CEO was granted an option to purchase 550,000 shares of common stock under the 2007 Equity Plan in accordance with the terms of her employment agreement. This option has an exercise price of $10.03 per share and was subject to a modified form of the management call option that did not preclude the Company from recording compensation expense during the service period. This modified form of the management call option terminated upon completion of the Company’s initial public offering. These options vest and compensation expense is recorded equally over a five-year period on each anniversary of the grant date, contingent upon her continued employment with the Company.
In March 2010, the Company offered all then active employees the opportunity to exchange outstanding stock options with an exercise price of $10.00 per share for the same number of replacement stock options with an exercise price of $6.50 per share. Under the exchange program, the vested portion of the eligible stock options as of the grant date of the replacement stock options were exchanged for stock options that were fully vested. The unvested portion of the exchanged stock options were exchanged for unvested replacement stock options that vest and become exercisable over a period of time that is equal to the remaining vesting period of the exchanged stock options plus one year, subject to the participant’s continued employment through the new vesting date. For exchanged stock options that contained both performance-based and time-based vesting conditions, the replacement stock options contain only time-based vesting conditions and vest in accordance with the above terms. All eligible stock options were exchanged pursuant to the exchange program. The original stock options were cancelled, and the issuance of the replacement stock options occurred on April 6, 2010. As a result of the management call option, the stock options exchange did not have a material effect on the Company’s consolidated financial statements.
Under the 2012 Equity Plan, stock options generally vest and become exercisable in 25% increments over a period of four years on the grant anniversary date contingent on continued employee service. Stock options have an exercisable life of no more than ten years from the date of grant.
The Company recorded compensation expense of $20.1 million, $2.2 million and $1.1 million during the years ended December 31, 2012, 2011 and 2010 respectively, for vested stock options. The Company did not recognize any tax benefits for vested stock options in any of the years ended December 31, 2012, 2011 and 2010 due to a valuation allowance and other tax credits available. The total fair value of stock options that vested during the years ended December 31, 2012, 2011 and 2010 was $66.5 million (of which $39.3 million relates to stock options that would have vested in prior years without the management call option), $3.7 million and $2.2 million, respectively. The Company did not capitalize any stock-based compensation costs during any periods presented. As of December 31, 2012, there was $22.6 million of total unrecognized compensation expense related to non-vested stock options, which is expected to be recognized over a weighted-average period of approximately 2.8 years.
Restricted Stock

	NUMBER OF RESTRICTED STOCK AWARDS (in thousands)	WEIGHTED-AVERAGE GRANT DATE FAIR VALUE PER AWARD
Restricted stock outstanding at December 31, 2011	239	$10.00
Granted	314	14.69
Vested	(218)	10.00
Forfeited	(36)	11.93
Restricted stock outstanding at December 31, 2012	299	$14.69

Compensation expense recognized in net income for the years ended December 31, 2012, 2011 and 2010 was $1.4 million, $1.7 million and $2.0 million, respectively, for restricted stock awards. The Company did not recognize any tax benefits related to the compensation expense recorded for restricted stock awards for the years ended December 31, 2012, 2011 and 2010 due to a valuation allowance and other tax credits available. As measured on the vesting date, the total fair value of restricted stock that vested during the years ended December 31, 2012, 2011 and 2010 was $2.8 million, $2.3 million and $1.8 million, respectively. Unrecognized pretax compensation expense related to non-vested restricted stock awards was approximately $3.7 million at December 31, 2012 and will be recognized over a weighted-average period of 3.4 years.
Shares of restricted stock issued in 2007 to certain of the Company’s current and former executive officers and other members of management under the 2007 Equity Plan vested each June 14 through 2012. In accordance with the terms of their applicable agreements, the Company loaned an aggregate of $0.4 million, $0.9 million and $0.7 million to these individuals in 2012, 2011 and 2010, respectively, for their personal income tax obligations that resulted from vesting. During the first quarter of 2012, the three executive officers of the Company having outstanding loans and certain other former members of management repaid their entire loan balances to the Company. As of December 31, 2012 and 2011, a total of $5.8 million and $7.2 million of loans and associated interest obligations to current and former executive officers and other members of management was outstanding and was recorded in Additional paid-in capital in the Company’s Consolidated Balance Sheets. The loans are full recourse and are collateralized by the vested shares of restricted stock.  On May 10, 2012, the Company approved an amendment to the loans to extend the timing for mandatory prepayment in connection with an initial public offering to require full repayment by the last trading day in the first trading window subsequent to the expiration of contractual lock-up restrictions imposed in connection with the offering.
Restricted stock shares vest on the grant anniversary date at a rate of approximately 33.3% per year for those issued to directors and 25% per year for all other issuances. Restricted stock vesting is dependent upon continued service with forfeiture of all unvested restricted stock shares upon termination, unless in the case of death or disability, in which case all restricted stock shares are immediately vested.

Other Current Assets, Net	12 Months Ended
Dec. 31, 2012
Other Current Assets Disclosure [Abstract]
Other Current Assets, Net
Other Current Assets, Net
Other current assets, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Prepaid expenses	$23,186	$18,113
Accounts receivable - vendors, net	38,459	48,568
Accounts receivable - franchisees, net	2,019	2,396
Accounts receivable - other, net	7,498	11,869
Other current assets, net	32,159	23,427
	$103,321	$104,373

Property, Fixtures and Equipment, Net	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Fixtures and Equipment, Net
Property, Fixtures and Equipment, Net
Property, fixtures and equipment, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Land	$262,378	$329,143
Buildings and building improvements	917,243	1,013,618
Furniture and fixtures	303,304	263,266
Equipment	422,069	362,649
Leasehold improvements	396,101	369,726
Construction in progress	32,646	22,011
Less: accumulated depreciation	(827,706)	(724,515)
	$1,506,035	$1,635,898

Effective March 14, 2012, the Company entered into a sale-leaseback transaction (the “Sale-Leaseback Transaction”) with two third-party real estate institutional investors in which the Company sold 67 restaurant properties at fair market value for net proceeds of $192.9 million.  The Company then simultaneously leased these properties under nine master leases (collectively, the “REIT Master Leases”).  The initial terms of the REIT Master Leases are 20 years with four five-year renewal options.  One renewal period is at a fixed rental amount and the last three renewal periods are generally based at then-current fair market values.  The sale at fair market value and subsequent leaseback qualified for sale-leaseback accounting treatment, and the REIT Master Leases are classified as operating leases. In accordance with the applicable accounting guidance, the 67 restaurant properties are not classified as held for sale at December 31, 2011 since the Company leased the properties. The Company recorded a deferred gain on the sale of certain of the properties of $42.9 million primarily in Other long-term liabilities, net in its Consolidated Balance Sheet at the time of the transaction, which is amortized over the initial term of the lease.
As of December 31, 2012, the Company had certain land and buildings with historical cost amounts of $14.1 million and $20.3 million, respectively, that have been leased to third parties under operating leases. Accumulated depreciation related to the leased building assets of $4.1 million is included in Property, fixtures and equipment at December 31, 2012.
The Company expensed repair and maintenance costs of approximately $98.0 million, $97.3 million and $94.3 million for the years ended December 31, 2012, 2011 and 2010, respectively. Depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $147.8 million, $147.4 million and $150.4 million, respectively.
During the years ended December 31, 2012, 2011 and 2010, the Company recorded property, fixtures and equipment impairment charges of $10.6 million, $11.6 million and $2.2 million, respectively, for certain of the Company’s restaurants in Provision for impaired assets and restaurant closings in its Consolidated Statements of Operations and Comprehensive Income (see Note 14).
The fixed asset impairment charges described above primarily occurred as a result of the carrying value of a restaurant’s assets exceeding its estimated fair market value, primarily due to anticipated closures or declining future cash flows from lower projected future sales at existing locations.

Investment in Equity Method Investee	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Investment in Equity Method Investee [Abstract]
Investment in Equity Method Investee
Investment in Equity Method Investee
Through a joint venture arrangement with PGS Participacoes Ltda., the Company holds a 50% ownership interest in PGS Consultoria e Serviços Ltda. (the “Brazilian Joint Venture”), which operates Outback Steakhouse restaurants in Brazil.  The Company accounts for the Brazilian Joint Venture under the equity method of accounting.  At March 31, 2013 and December 31, 2012, the Company’s net investment of $39.3 million and $36.0 million, respectively, was recorded in Investments in and advances to unconsolidated affiliates, net, and a foreign currency translation adjustment of $0.4 million and $0.6 million was recorded in Accumulated other comprehensive loss in the Company’s Consolidated Balance Sheets for the three months ended March 31, 2013 and 2012, respectively. The Company’s share of earnings of $2.9 million and $2.4 million for the three months ended March 31, 2013 and 2012, respectively, was recorded in Income from operations of unconsolidated affiliates in the Company’s Consolidated Statements of Operations and Comprehensive Income.
The following table presents summarized financial information for 100% of the Brazilian Joint Venture for the periods ending as indicated (in thousands):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Net revenue from sales	$65,933	$58,564
Gross profit	45,323	40,824
Income from continuing operations	7,077	8,147
Net income	4,764	4,808

Investment in Equity Method Investee
Through a joint venture arrangement with PGS Participacoes Ltda., the Company holds a 50% ownership interest in the Brazilian Joint Venture, which operates Outback Steakhouse restaurants in Brazil.  The Company accounts for the Brazilian Joint Venture under the equity method of accounting.  At December 31, 2012 and 2011, the Company’s net investment of $36.0 million and $34.0 million, respectively, was recorded in Investments in and advances to unconsolidated affiliates, net, and a foreign currency translation adjustment of ($3.1) million and ($3.8) million was recorded in Accumulated other comprehensive loss in the Company’s Consolidated Balance Sheets during the years ended December 31, 2012 and 2011, respectively. The Company’s share of earnings of $5.1 million, $6.8 million and $5.5 million for the years ended December 31, 2012, 2011 and 2010, respectively, was recorded in Income from operations of unconsolidated affiliates in the Company’s Consolidated Statements of Operations and Comprehensive Income.
The following tables present summarized financial information for 100% of the Brazilian Joint Venture for the periods ending as indicated (in thousands):

	DECEMBER 31,
	2012	2011
Current assets	$33,269	$26,882
Noncurrent assets	72,214	63,458
Current liabilities	24,546	20,516
Noncurrent liabilities	16,997	10,694

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net revenue from sales	$246,819	$225,720	$161,860
Gross profit	172,011	153,377	112,647
Income from continuing operations	24,268	24,507	18,980
Net income	11,151	13,547	11,300

Goodwill and Intangible Assets, Net (Notes)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net
The change in goodwill for the years ended December 31, 2012 and 2011 is as follows (in thousands):

	2012	2011
Balance as of January 1:
Goodwill	$1,059,051	$1,059,051
Accumulated purchase accounting adjustments	3,604	3,604
Accumulated impairment losses	(784,636)	(784,636)
Cumulative translation adjustments	(8,197)	(8,118)
Accumulated disposal adjustments	(1,050)	—
	268,772	269,901

Translation adjustments	2,200	(79)
Disposal adjustment	—	(1,050)

Balance as of December 31:
Goodwill	1,059,051	1,059,051
Accumulated purchase accounting adjustments	3,604	3,604
Accumulated impairment losses	(784,636)	(784,636)
Cumulative translation adjustments	(5,997)	(8,197)
Accumulated disposal adjustments	(1,050)	(1,050)
	$270,972	$268,772

The Company performs its annual assessment for impairment of goodwill and other indefinite-lived intangible assets each year during the second quarter. The Company’s review of the recoverability of goodwill is based primarily upon an analysis of the discounted cash flows of the related reporting units as compared to their carrying values (see Note 14). The Company also uses the discounted cash flow method to determine the fair value of its intangible assets.
The Company did not record any goodwill or indefinite-lived intangible asset impairment charges or any material definite-lived intangible asset impairment charges during 2012, 2011 or 2010. In October 2011, the Company sold its nine Company-owned Outback Steakhouse restaurants in Japan to a subsidiary of S Foods, Inc., one of the Company’s beef suppliers in Japan, for $9.4 million. The buyer will have the right for future development of Outback Steakhouse franchise restaurants in Japan and will pay the Company a royalty in the range of 2.75% to 4.00% based on sales volumes. The Company used the net cash proceeds from this sale to pay down $7.5 million of OSI’s then outstanding term loans in accordance with the terms of the credit agreement amended in January 2010. The Company recorded a $1.1 million adjustment to reduce goodwill related to the disposal of these assets and recorded a loss of $4.3 million from this sale in General and administrative expenses in its Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2011.
The accumulated purchase accounting adjustments to Goodwill of $3.6 million were the result of adjustments to appraised fair values of acquired tangible assets.
Intangible assets, net, consisted of the following (in thousands):

	WEIGHTED AVERAGE AMORTIZATION PERIOD (YEARS)	DECEMBER 31,
		2012	2011
Trade names (gross)	Indefinite	$413,000	$413,000
Trademarks (gross)	16	87,831	87,531
Less: accumulated amortization		(22,529)	(18,454)
Net trademarks		65,302	69,077
Favorable leases (gross, lives ranging from 0.8 to 25 years)	11	95,514	99,391
Less: accumulated amortization		(38,934)	(34,752)
Net favorable leases		56,580	64,639
Franchise agreements (gross)	8	17,385	17,385
Less: accumulated amortization		(7,410)	(6,073)
Net franchise agreements		9,975	11,312
Other intangibles (gross)	4	9,099	8,547
Less: accumulated amortization		(2,177)	(427)
Net other intangibles		6,922	8,120
Intangible assets, less total accumulated amortization of $71,051 and
$59,706 at December 31, 2012 and 2011, respectively		$551,779	$566,148

Definite-lived intangible assets are amortized on a straight-line basis. The aggregate expense related to the amortization of the Company’s trademarks, favorable leases, franchise agreements and other intangibles was $14.6 million, $13.9 million and $14.0 million for the years ended December 31, 2012, 2011 and 2010, respectively. Annual expense related to the amortization of intangible assets is anticipated to be approximately $13.9 million in 2013, $13.2 million in 2014, $12.8 million in 2015, $11.8 million in 2016 and $9.9 million in 2017.
In accordance with the terms of an asset purchase agreement that was amended in December 2004, the Company was obligated to pay a royalty to its Bonefish Grill founder and joint venture partner during his employment term with the Company. The Company had the option to terminate this royalty within 45 days of his termination of employment by making an aggregate payment equal to five times the amount of the royalty payable during the twelve full calendar months immediately preceding the month of his termination. As his employment terminated on October 1, 2011, the Company paid the approximately $8.5 million royalty termination fee in October 2011 and recorded this payment as an intangible asset in its Consolidated Balance Sheet in the fourth quarter of 2011. The intangible asset is amortized over a five-year useful life.

Other Assets, Net (Notes)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Assets, Net
Other Assets, Net
Other assets, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Company-owned life insurance	$59,787	$51,955
Deferred financing fees, net of accumulated amortization of $8,890 and $66,275
at December 31, 2012 and 2011, respectively	15,097	19,988
Liquor licenses	26,002	25,545
Other assets	44,546	38,677
	$145,432	$136,165

The Company amortized deferred financing fees to interest expense of $8.2 million, $12.3 million and $13.4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Accrued and Other Current Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Payables and Accruals [Abstract]
Accrued and Other Current Liabilities
Accrued and Other Current Liabilities
Accrued and other current liabilities consisted of the following (in thousands):

	MARCH 31,	DECEMBER 31,
	2013	2012
Accrued payroll and other compensation	$84,569	$108,612
Accrued insurance	23,283	22,235
Other current liabilities	65,809	61,437
	$173,661	$192,284

Accrued and Other Current Liabilities
Accrued and other current liabilities consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Accrued payroll and other compensation	$108,612	$117,013
Accrued insurance	22,235	19,284
Other current liabilities	61,437	75,189
	$192,284	$211,486

Long-term Debt, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Long-term Debt, Net
Long-term Debt, Net
Long-term debt, net consisted of the following (in thousands):

	MARCH 31,	DECEMBER 31,
	2013	2012
Senior secured term loan B facility, interest rate of 4.75% at March 31, 2013 and December 31, 2012 (1) (2)	$975,000	$1,000,000
Mortgage loan, weighted average interest rates of 3.99% and 3.98% at March 31, 2013 and December 31, 2012, respectively (3)	317,621	319,574
First mezzanine loan, interest rate of 9.00% at March 31, 2013 and December 31, 2012 (3)	86,800	87,048
Second mezzanine loan, interest rate of 11.25% at March 31, 2013 and December 31, 2012 (3)	87,103	87,273
Other notes payable, uncollateralized, interest rates ranging from 0.62% to 7.00% and from 0.63% to 7.00% at March 31, 2013 and December 31, 2012, respectively (2)	7,213	9,848
Sale-leaseback obligations (2)	2,375	2,375
Capital lease obligations (2)	1,886	2,112
	1,477,998	1,508,230
Less: current portion of long-term debt	(13,167)	(22,991)
Less: debt discount	(13,137)	(13,790)
Long-term debt, net	$1,451,694	$1,471,449
________________

(1)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at an interest rate of 5.75%.

(2)	Represents obligations of OSI.

(3)	Represents obligations of New PRP (as defined below).
Bloomin’ Brands, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness as described below.
On October 26, 2012, OSI entered into a credit agreement (“Credit Agreement”) with a syndicate of institutional lenders and financial institutions.  The senior secured credit facilities provide for senior secured financing of up to $1.225 billion, consisting of a $1.0 billion term loan B and a $225.0 million revolving credit facility, including letter of credit and swing-line loan sub-facilities (the “Credit Facilities”). The term loan B was issued with an original issue discount of $10.0 million.
The senior secured term loan B matures October 26, 2019.  The borrowings under this facility bear interest at rates ranging from 225 to 250 basis points over the Base Rate or 325 to 350 basis points over the Eurocurrency Rate as defined in the Credit Agreement.  The Base Rate option is the highest of (i) the prime rate of Deutsche Bank Trust Company Americas, (ii) the federal funds effective rate plus 0.5 of 1.0% or (iii) the Eurocurrency Rate with a one-month interest period plus 1.0% (“Base Rate”) (3.25% at March 31, 2013 and December 31, 2012).  The Eurocurrency Rate option is the 30, 60, 90 or 180-day Eurocurrency Rate (“Eurocurrency Rate”) (ranging from 0.20% to 0.44% and 0.21% to 0.51% at March 31, 2013 and December 31, 2012, respectively).  The Eurocurrency Rate may have a nine- or twelve-month interest period if agreed upon by the applicable lenders. With respect to the senior secured term loan B, the Base Rate is subject to an interest rate floor of 2.25%, and the Eurocurrency Rate is subject to an interest rate floor of 1.25%.
OSI is required to prepay outstanding term loans, subject to certain exceptions, with:

•
50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its consolidated first lien net leverage ratio), as defined in the Credit Agreement, beginning with the fiscal year ending December 31, 2013 and subject to certain exceptions;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
The Credit Facilities require scheduled quarterly payments on the term loan B equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters commencing with the quarter ending March 31, 2013.  These payments are reduced by the application of any prepayments, and any remaining balance will be paid at maturity. The outstanding balance, excluding the debt discount, on the term loan B was $975.0 million and $1.0 billion at March 31, 2013 and December 31, 2012, respectively. At March 31, 2013, none of the outstanding balance on the term loan B was classified as current due to voluntary prepayments of $25.0 million made by OSI during the first quarter of 2013 and the results of its projected covenant calculations, which indicate the additional term loan prepayments, as described above, will not be required in the next 12 months. The amount of outstanding term loans required to be prepaid in accordance with OSI’s debt covenants may vary based on year-end results. At December 31, 2012, $10.0 million of the outstanding balance on the term loan B was classified as current due to OSI’s required quarterly payments.
The revolving credit facility matures October 26, 2017 and provides for swing-line loans and letters of credit of up to $225.0 million for working capital and general corporate purposes. The revolving credit facility bears interest at rates ranging from 200 to 250 basis points over the Base Rate or 300 to 350 basis points over the Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at March 31, 2013 or December 31, 2012, however, $37.6 million and $41.2 million, respectively, of the credit facility was committed for the issuance of letters of credit and not available for borrowing. Total outstanding letters of credit issued under OSI’s revolving credit facility may not exceed $100.0 million.
At March 31, 2013 and December 31, 2012, the Company was in compliance with its debt covenants. See the Company’s audited financial statements for the year ended December 31, 2012 included within this prospectus for further information about OSI’s debt covenant requirements.
On April 10, 2013, OSI completed a repricing of its senior secured term loan B primarily to reduce its stated interest rate. Additional information related to the repricing transaction is included in Note 11.
Effective March 27, 2012, New Private Restaurant Properties, LLC and two of the Company’s other indirect wholly-owned subsidiaries (collectively, “New PRP”) entered into a commercial mortgage-backed securities loan (the “2012 CMBS Loan”) with German American Capital Corporation and Bank of America, N.A. The 2012 CMBS Loan totaled $500.0 million at origination and was comprised of a first mortgage loan in the amount of $324.8 million, collateralized by 261 of the Company’s properties, and two mezzanine loans totaling $175.2 million. The loans have a maturity date of April 10, 2017. The first mortgage loan has five fixed rate components and a floating rate component. The fixed rate components bear interest at rates ranging from 2.37% to 6.81% per annum. The floating rate component bears interest at a rate per annum equal to the 30-day London Interbank Offered Rate (“LIBOR”) (with a floor of 1%) plus 2.37%. The first mezzanine loan bears interest at a rate of 9.00% per annum, and the second mezzanine loan bears interest at a rate of 11.25% per annum.
The proceeds from the 2012 CMBS Loan, together with the proceeds from a sale-leaseback transaction and excess cash held in Private Restaurant Properties, LLC (“PRP”), a wholly-owned subsidiary, were used to repay PRP’s original first mortgage and mezzanine notes (together, the commercial mortgage-backed securities loan) (“CMBS Loan”). During the first quarter of 2012, the Company recorded a $2.9 million loss related to the extinguishment in Loss on extinguishment of debt in its Consolidated Statement of Operations and Comprehensive Income.
At March 31, 2013 and December 31, 2012, the outstanding balance, excluding the debt discount, on the 2012 CMBS Loan was $491.5 million and $493.9 million, respectively.

Long-term Debt, Net
Long-term debt, net consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Senior secured term loan B facility, interest rate of 4.75% at December 31, 2012 (1) (2)	$1,000,000	$—
Senior secured term loan facility, interest rate of 2.63% at December 31, 2011 (1) (3)	—	1,014,400
Senior secured pre-funded revolving credit facility, interest rate of 2.63% at December 31, 2011 (1)	—	33,000
Mortgage loan, weighted average interest rate of 3.98% at December 31, 2012 (4)	319,574	—
First mezzanine loan, interest rate of 9.00% at December 31, 2012 (4)	87,048	—
Second mezzanine loan, interest rate of 11.25% at December 31, 2012 (4)	87,273	—
Note payable, weighted average interest rate of 0.98% at December 31, 2011 (4)	—	466,319
First mezzanine note, interest rate of 3.28% at December 31, 2011 (4)	—	88,900
Second mezzanine note, interest rate of 3.53% at December 31, 2011 (4)	—	123,190
Third mezzanine note, interest rate of 3.54% at December 31, 2011 (4)	—	49,095
Fourth mezzanine note, interest rate of 4.53% at December 31, 2011 (4)	—	48,113
Senior notes, interest rate of 10.00% at December 31, 2011 (1)	—	248,075
Other notes payable, uncollateralized, interest rates ranging from 0.63% to 7.00% and from 0.76% to 7.00% at December 31, 2012 and 2011, respectively (1)	9,848	9,094
Sale-leaseback obligations (1)	2,375	2,375
Capital lease obligations (1)	2,112	2,520
Guaranteed debt, interest rate of 2.65% at December 31, 2011 (1)	—	24,500
	1,508,230	2,109,581
Less: current portion of long-term debt	(22,991)	(332,905)
Less: guaranteed debt	—	(24,500)
Less: debt discount	(13,790)	(291)
Long-term debt, net	$1,471,449	$1,751,885
____________________

(1)	Represents obligations of OSI.

(2)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at 5.75%.

(3)	At December 31, 2011, $61.9 million of OSI’s outstanding senior secured term loan facility was at 4.50%.

(4)	Represents obligations of New PRP as of December 31, 2012 and obligations of PRP as of December 31, 2011.
Bloomin’ Brands, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness as described below.
On October 26, 2012, OSI completed a refinancing of its outstanding senior secured credit facilities from 2007 (the “2007 Credit Facilities”) and entered into a credit agreement (“Credit Agreement”) with a syndicate of institutional lenders and financial institutions.  The new senior secured credit facilities provide for senior secured financing of up to $1.225 billion, consisting of a $1.0 billion term loan B and a $225.0 million revolving credit facility, including letter of credit and swing-line loan sub-facilities (the “New Facilities”). The term loan B was issued with an original issue discount of $10.0 million. In the fourth quarter of 2012, the Company incurred $13.9 million of third-party financing costs to complete this transaction of which $11.0 million has been capitalized. These deferred financing costs are primarily included in Other assets, net in the Company’s Consolidated Balance Sheet. The remaining $2.9 million of third-party financing costs were expensed as they related to debt held by lenders that participated in both the original and refinanced debt and therefore, the debt was treated as modified rather than extinguished. An additional $6.2 million of loss was recorded for the write-off of deferred financing fees associated with the 2007 Credit Facilities treated as extinguished. The Company recorded the total $9.1 million loss related to the modification and extinguishment of the 2007 Credit Facilities in Loss on extinguishment and modification of debt in the Company’s Consolidated Statement of Operations and Comprehensive Income during the fourth quarter of 2012.
The new senior secured term loan B matures October 26, 2019.  The borrowings under this facility bear interest at rates ranging from 225 to 250 basis points over the Base Rate or 325 to 350 basis points over the Eurocurrency Rate as defined in the Credit Agreement.  The Base Rate option is the highest of (i) the prime rate of Deutsche Bank Trust Company Americas, (ii) the federal funds effective rate plus 0.5 of 1.0% or (iii) the Eurocurrency Rate with a one-month interest period plus 1.0% (“Base Rate”) (3.25% at December 31, 2012).  The Eurocurrency Rate option is the 30, 60, 90 or 180-day Eurocurrency Rate (“Eurocurrency Rate”) (ranging from 0.21% to 0.51% at December 31, 2012).  The Eurocurrency Rate may have a nine- or twelve-month interest period if agreed upon by the applicable lenders. With respect to the new senior secured term loan B, the Base Rate is subject to an interest rate floor of 2.25%, and the Eurocurrency Rate is subject to an interest rate floor of 1.25%.
OSI is required to prepay outstanding term loans, subject to certain exceptions, with:

•
50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its consolidated first lien net leverage ratio), as defined in the Credit Agreement, beginning with the fiscal year ending December 31, 2013 and subject to certain exceptions;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
The New Facilities require scheduled quarterly payments on the term loan B equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters commencing with the quarter ending March 31, 2013.  These payments are reduced by the application of any prepayments, and any remaining balance will be paid at maturity. The outstanding balance on the term loan B was $1.0 billion at December 31, 2012 of which $10.0 million was classified as current due to OSI’s required quarterly payments. Subsequent to December 31, 2012, OSI voluntarily made aggregate prepayments on its term loan B of $25.0 million.
The revolving credit facility matures October 26, 2017 and provides for swing-line loans and letters of credit of up to $225.0 million for working capital and general corporate purposes. The revolving credit facility bears interest at rates ranging from 200 to 250 basis points over the Base Rate or 300 to 350 basis points over the Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at December 31, 2012, however, $41.2 million of the credit facility was not available for borrowing as: (i) $34.5 million of the credit facility was committed for the issuance of letters of credit as required by insurance companies that underwrite the Company’s workers’ compensation insurance and also, where required, for construction of new restaurants, (ii) $6.1 million of the credit facility was committed for the issuance of a letter of credit to the insurance company that underwrites the Company’s bonds for liquor licenses, utilities, liens and construction and (iii) $0.6 million of the credit facility was committed for the issuance of other letters of credit. Total outstanding letters of credit issued under OSI’s new revolving credit facility may not exceed $100.0 million. Fees for the letters of credit were 3.63% and the commitment fees for unused revolving credit commitments were 0.50%.
The New Facilities require OSI to comply with certain covenants, including, in the case of the revolving credit facility, a covenant to maintain a specified quarterly Total Net Leverage Ratio (“TNLR”) test. The TNLR is the ratio of Consolidated Total Debt to Consolidated EBITDA (earnings before interest, taxes, depreciation and amortization and certain other adjustments as defined in the Credit Agreement) and may not exceed a level set at 6.00 to 1.00 for the last day of any fiscal quarter in 2012 or 2013, with step-downs over a four-year period to a maximum level of 5.00 to 1.00 in 2017. The other negative covenants limit, but provide exceptions for, OSI’s ability and the ability of its restricted subsidiaries to take various actions relating to indebtedness, significant payments, mergers and similar transactions. The Credit Agreement also contains customary representations and warranties, affirmative covenants and events of default. At December 31, 2012, OSI was in compliance with its debt covenants under the New Facilities.
The New Facilities are guaranteed by each of OSI’s current and future domestic 100% owned restricted subsidiaries in the Outback Steakhouse and Carrabba’s Italian Grill concepts and certain other subsidiaries (the “Guarantors”) and by OSI HoldCo, Inc., OSI’s direct owner and the Company’s indirect, wholly-owned subsidiary (“OSI HoldCo”).
OSI’s obligations are secured by substantially all of its assets and assets of the Guarantors and OSI HoldCo, in each case, now owned or later acquired, including a pledge of all of OSI’s capital stock, the capital stock of substantially all of OSI’s domestic subsidiaries and 65% of the capital stock of foreign subsidiaries that are directly owned by OSI, OSI HoldCo, or a Guarantor. OSI is also required to provide additional guarantees of the New Facilities in the future from other domestic wholly-owned restricted subsidiaries if the Consolidated EBITDA attributable to OSI’s non-guarantor domestic wholly-owned restricted subsidiaries as a group exceeds 10% of the Consolidated EBITDA of OSI and its restricted subsidiaries. If this occurs, guarantees would be required from additional domestic wholly-owned restricted subsidiaries in such number that would be sufficient to lower the aggregate Consolidated EBITDA of the non-guarantor domestic wholly-owned restricted subsidiaries as a group to an amount not in excess of 10% of the Consolidated EBITDA of OSI and its restricted subsidiaries.
Prior to the New Facilities, OSI was party to the 2007 Credit Facilities with a syndicate of institutional lenders and financial institutions, which were entered into on June 14, 2007. These senior secured credit facilities provided for senior secured financing of up to $1.6 billion, consisting of a $1.3 billion term loan facility, a $150.0 million working capital revolving credit facility, including letter of credit and swing-line loan sub-facilities, and a $100.0 million pre-funded revolving credit facility that provided financing for capital expenditures only.
At each rate adjustment, OSI had the option to select an Original Base Rate plus 125 basis points or an Original Eurocurrency Rate plus 225 basis points for the borrowings under this facility. The base rate option was the higher of the prime rate of Deutsche Bank AG New York Branch and the federal funds effective rate plus 0.5 of 1% (“Original Base Rate”) (3.25% at December 31, 2011). The eurocurrency rate option was the 30, 60, 90 or 180-day eurocurrency rate (“Original Eurocurrency Rate”) (ranging from 0.38% to 0.88% at December 31, 2011). The Original Eurocurrency Rate may have had a nine- or twelve-month interest period if agreed upon by the applicable lenders. With either the Original Base Rate or the Original Eurocurrency Rate, the interest rate would have been reduced by 25 basis points if the associated Moody’s Applicable Corporate Rating then most recently published was B1 or higher (the rating was Caa1 at December 31, 2011).
OSI was required to prepay outstanding term loans, subject to certain exceptions, with:

•	50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its rent-adjusted leverage ratio), as defined in the credit agreement and subject to certain exceptions;

•
100% of its “annual minimum free cash flow,” as defined in the credit agreement, not to exceed $75.0 million for each fiscal year, if its rent-adjusted leverage ratio exceeded a certain minimum threshold;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
Additionally, OSI was required, on an annual basis, to first, repay outstanding loans under the pre-funded revolving credit facility and second, fund a capital expenditure account to the extent amounts on deposit were less than $100.0 million, in both cases with 100% of OSI’s “annual true cash flow,” as defined in the credit agreement. In accordance with these requirements, in April 2012, OSI repaid its pre-funded revolving credit facility outstanding loan balance of $33.0 million and funded $37.6 million to its capital expenditure account using its “annual true cash flow.”
OSI’s 2007 Credit Facilities required scheduled quarterly payments on the term loans equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters following June 14, 2007. These payments were reduced by the application of any prepayments. The outstanding balance on the term loans was $1.0 billion at December 31, 2011. The Company classified $13.1 million of OSI’s term loans as current at December 31, 2011 due to OSI’s required quarterly payments and the results of its covenant calculations, which indicated the additional term loan prepayments, as described above, were not required. In October 2011, the Company sold its nine Company-owned Outback Steakhouse restaurants in Japan to a subsidiary of S Foods, Inc. and used the net cash proceeds from this sale to pay down $7.5 million of OSI’s outstanding term loans in accordance with the terms of the OSI credit agreement amended in January 2010 (see Note 8).
Proceeds of loans and letters of credit under OSI’s $150.0 million working capital revolving credit facility provided financing for working capital and general corporate purposes and, subject to a rent-adjusted leverage condition, for capital expenditures for new restaurant growth. This revolving credit facility bore interest at rates ranging from 100 to 150 basis points over the Original Base Rate or 200 to 250 basis points over the Original Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at December 31, 2011, however, $67.6 million of the credit facility was committed for the issuance of letters of credit and not available for borrowing. OSI’s total outstanding letters of credit issued under its working capital revolving credit facility was not permitted to exceed $75.0 million. Fees for the letters of credit ranged from 2.00% to 2.25% and the commitment fees for unused working capital revolving credit commitments ranged from 0.38% to 0.50%.
Proceeds of loans under OSI’s $100.0 million pre-funded revolving credit facility were available to provide financing for capital expenditures, if the capital expenditure account described above had a zero balance. As of December 31, 2011, OSI had $33.0 million outstanding on its pre-funded revolving credit facility. This borrowing was recorded in Current portion of long-term debt in the Company’s Consolidated Balance Sheet, as OSI was required to repay any outstanding borrowings in April following each fiscal year using its “annual true cash flow,” as defined in the credit agreement. At each rate adjustment, OSI had the option to select the Original Base Rate plus 125 basis points or an Original Eurocurrency Rate plus 225 basis points for the borrowings under this facility. In either case, the interest rate was reduced by 25 basis points if the associated Moody’s Applicable Corporate Rating then most recently published was B1 or higher. Fees for the unused portion of the pre-funded revolving credit facility were 2.43%.
At December 31, 2011, OSI was in compliance with its debt covenants under the 2007 Credit Facilities.
Effective March 27, 2012, New Private Restaurant Properties, LLC and two of the Company’s other indirect wholly-owned subsidiaries (collectively, “New PRP”) entered into a new commercial mortgage-backed securities loan (the “2012 CMBS Loan”) with German American Capital Corporation and Bank of America, N.A. The 2012 CMBS Loan totaled $500.0 million at origination and was comprised of a first mortgage loan in the amount of $324.8 million, collateralized by 261 of the Company’s properties, and two mezzanine loans totaling $175.2 million. The loans have a maturity date of April 10, 2017. The first mortgage loan has five fixed rate components and a floating rate component. The fixed rate components bear interest at rates ranging from 2.37% to 6.81% per annum. The floating rate component bears interest at a rate per annum equal to the 30-day London Interbank Offered Rate (“LIBOR”) (with a floor of 1%) plus 2.37%. The first mezzanine loan bears interest at a rate of 9.00% per annum, and the second mezzanine loan bears interest at a rate of 11.25% per annum. In connection with the 2012 CMBS Loan, New PRP entered into an interest rate cap (the “Rate Cap”) as a method to limit the volatility of the floating rate component of the first mortgage loan (see Note 15).
The proceeds from the 2012 CMBS Loan, together with the proceeds from the Sale-Leaseback Transaction and excess cash held in PRP, were used to repay PRP’s original first mortgage and mezzanine notes (together, the commercial mortgage-backed securities loan, or the “CMBS Loan”). As a result of the 2012 CMBS Loan refinancing, the net amount repaid along with scheduled maturities within one year, $281.3 million was classified as current at December 31, 2011. During the first quarter of 2012, the Company recorded a $2.9 million loss related to the extinguishment in Loss on extinguishment and modification of debt in its Consolidated Statement of Operations and Comprehensive Income. The Company deferred $7.6 million of financing costs incurred to complete this transaction of which $2.2 million had been capitalized as of December 31, 2011 and the remainder was capitalized in the first quarter of 2012. These deferred financing costs are primarily included in Other assets, net in the Company’s Consolidated Balance Sheets. At December 31, 2012, the outstanding balance, excluding the debt discount, on the 2012 CMBS Loan was $493.9 million.
Prior to the 2012 CMBS Loan, PRP had a CMBS Loan totaling $790.0 million, which was entered into on June 14, 2007. As part of the CMBS Loan, German American Capital Corporation and Bank of America, N.A. et al (the “Lenders”) had a security interest in the acquired real estate and related improvements, and direct and indirect equity interests of certain of the Company’s subsidiaries. The CMBS Loan comprised a note payable and four mezzanine notes. All notes bore interest at the one-month LIBOR which was 0.28% at December 31, 2011, plus an applicable spread which ranged from 0.51% to 4.25%. Interest-only payments were made on the ninth calendar day of each month and interest accrued beginning on the fifteenth calendar day of the preceding month. At December 31, 2011, the outstanding balance on PRP’s CMBS Loan was $775.3 million. The Company used an interest rate cap with a notional amount of $775.7 million as a method to limit the volatility of PRP’s variable-rate CMBS Loan. During the first quarter of 2012, this interest rate cap was terminated.
On June 14, 2007, OSI issued senior notes in an original aggregate principal amount of $550.0 million under an indenture among OSI, as issuer, OSI Co-Issuer, Inc., as co-issuer (“Co-Issuer”), a third-party trustee and the Guarantors. The senior notes were scheduled to mature on June 15, 2015. Interest was payable semiannually in arrears, at 10% per annum, in cash on each June 15 and December 15. Interest payments to the holders of record of the senior notes occurred on the immediately preceding June 1 and December 1. Interest was computed on the basis of a 360-day year consisting of twelve 30-day months. The principal balance of senior notes outstanding at December 31, 2011 was $248.1 million.
During the third quarter of 2012, OSI retired the aggregate outstanding principal amount of its 10% senior notes through a combination of a tender offer and early redemption call. The senior notes retirement was funded using a portion of the net proceeds from the Company’s initial public offering together with cash on hand. OSI paid an aggregate of $259.8 million to retire the senior notes, which included $248.1 million in aggregate outstanding principal, $6.5 million of prepayment premium and early tender incentive fees and $5.2 million of accrued interest. The senior notes were satisfied and discharged on August 13, 2012. As a result of these transactions, the Company recorded a loss from the extinguishment of debt of $9.0 million in the third quarter of 2012 in Loss on extinguishment and modification of debt in its Consolidated Statement of Operations and Comprehensive Income. This loss included $2.4 million for the write-off of unamortized deferred financing fees that related to the extinguished senior notes.
As of December 31, 2012 and 2011, OSI had approximately $9.8 million and $9.1 million, respectively, of notes payable at interest rates ranging from 0.63% to 7.00% and from 0.76% to 7.00%, respectively. These notes have been primarily issued for buyouts of managing and area operating partner interests in the cash flows of their restaurants and generally are payable over a period of two through five years.
Debt Guarantees
Effective October 1, 2012, the Company purchased the remaining interests in the Roy’s joint venture from RY-8 for $27.4 million. This purchase price consisted of the assumption of RY-8’s $24.5 million line of credit by OSI that had been recorded in Guaranteed debt in the Company’s Consolidated Balance Sheet at December 31, 2011, forgiveness of $1.8 million in loans due from RY-8 to OSI and a $1.1 million cash payment. In December 2012, the Company paid the $24.5 million outstanding balance on the line of credit assumed from RY-8.
Prior to this acquisition, OSI was the guarantor of an uncollateralized line of credit that permitted borrowing of up to $24.5 million for RY-8 in the development of Roy’s restaurants. The line of credit was set to expire on April 15, 2013. According to the terms of the line of credit agreement, RY-8 had the ability to borrow, repay, re-borrow or prepay advances at any time before the termination date of the agreement. On the termination date of the agreement, the entire outstanding principal amount of the loan then outstanding and any accrued interest would have been due. At December 31, 2011, the outstanding balance on the line of credit was $24.5 million.
RY-8’s obligations under the line of credit were unconditionally guaranteed by OSI and Roy’s Holdings, Inc. If an event of default had occurred, as defined in the agreement, the total outstanding balance, including any accrued interest, would have been immediately due from the guarantors. At December 31, 2011, $24.5 million of OSI’s $150.0 million working capital revolving credit facility was committed for the issuance of a letter of credit for this guarantee.
The aggregate mandatory principal payments of total consolidated debt outstanding at December 31, 2012, for the next five years, are summarized as follows (in thousands):

2013	$25,604
2014	23,694
2015	21,547
2016	21,709
2017	463,301
Thereafter	952,375
Total	$1,508,230

Other Long-term Liabilities, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Other Long-term Liabilities, Net
Other Long-term Liabilities, Net
The Company maintains endorsement split-dollar insurance policies with a death benefit ranging from $5.0 million to $10.0 million for one of its current and certain of its former executive officers. The Company is the beneficiary of the policies to the extent of premiums paid or the cash value, whichever is greater, with the death benefit being paid to personal beneficiaries designated by the executive officers.  During the first quarter of 2013, the Company terminated the split-dollar agreements with two of its former executive officers in exchange for $2.2 million in cash. Upon termination, the release of the death benefit and related liabilities and the associated cash termination payment resulted in a net gain of $2.2 million, which was recorded in General and administrative in the Consolidated Statement of Operations and Comprehensive Income. As a result of the terminations, the Company became the sole and exclusive owner of the related split-dollar insurance policies and elected to cancel them.
As of March 31, 2013 and December 31, 2012, the Company had $10.1 million and $14.3 million, respectively, recorded in Other long-term liabilities, net in its Consolidated Balance Sheets for the outstanding obligations under the endorsement split-dollar insurance policies.

Other Long-term Liabilities, Net
Other long-term liabilities, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Accrued insurance liability	$42,401	$39,575
Unfavorable leases, net of accumulated amortization of $21,625 and $18,891 at December 31, 2012 and 2011, respectively	57,359	62,012
PEP and Supplemental PEP obligations	102,206	93,877
Deferred gain on Sale-Leaseback Transaction, net of accumulated amortization of $1,610 at December 31, 2012	39,149	—
Other long-term liabilities	23,129	23,288
	$264,244	$218,752

The Company maintains endorsement split-dollar insurance policies with a death benefit ranging from $5.0 million to $10.0 million for certain of its current and former executive officers. The Company is the beneficiary of the policies to the extent of premiums paid or the cash value, whichever is greater, with the death benefit being paid to personal beneficiaries designated by the executive officers. The Company has agreed not to terminate the policies regardless of continued employment.  As of December 31, 2012 and 2011, the Company has $14.3 million and $13.4 million, respectively, recorded in Other long-term liabilities, net in its Consolidated Balance Sheets for the endorsement split-dollar insurance policies.

Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Variable Interest Entities [Abstract]
Variable Interest Entities
Variable Interest Entities
Roy’s and RY-8, Inc.
Historically, the Company’s consolidated financial statements included the accounts and operations of its Roy’s joint venture although it had less than majority ownership. The Company determined it was the primary beneficiary of the joint venture since the Company had the power to direct or cause the direction of the activities that most significantly impacted the entity on a day-to-day basis such as decisions regarding menu development, purchasing, restaurant expansion and closings and the management of employee-related processes. Additionally, the Company had the obligation to absorb losses or the right to receive benefits of the Roy’s joint venture that could have potentially been significant to the Roy’s joint venture. The majority of capital contributions made by the Company’s partner in the Roy’s joint venture, RY-8, were funded by loans to RY-8 from a third party where OSI provided a guarantee (see Note 11). The guarantee was secured by a collateral interest in RY-8’s membership interest in the joint venture. The carrying amounts of consolidated assets and liabilities included within the Company’s Consolidated Balance Sheet for the Roy’s joint venture were $26.2 million and $9.6 million, respectively, at December 31, 2011.
The Company was also the primary beneficiary of RY-8 because its implicit variable interest in that entity, which was considered a de facto related party, indirectly received the variability of the entity through absorption of RY-8’s expected losses, and therefore the Company also consolidated RY-8. Since RY-8’s $24.5 million line of credit became fully extended in 2007, the Company had made interest payments, paid line of credit renewal fees and made capital expenditures for additional restaurant development on behalf of RY-8. The Company was obligated to provide financing, either through OSI’s guarantee with a third-party institution or loans, for all required capital contributions and interest payments. Therefore, any additional RY-8 capital requirements in connection with the joint venture were likely to be the Company’s responsibility. RY-8’s line of credit was set to expire on April 15, 2013. The Company classified OSI’s $24.5 million contingent obligation as guaranteed debt at December 31, 2011 and the portion of income or loss attributable to RY-8 was eliminated in Net income attributable to noncontrolling interests in the Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2012, 2011 and 2010. All material intercompany balances and transactions have been eliminated.
Effective October 1, 2012, the Company purchased the remaining interests in the Roy’s joint venture from RY-8 for $27.4 million (see Note 3). Subsequent to the purchase, Roy’s is a wholly-owned subsidiary of the Company and RY-8 is no longer a variable interest entity.
Paradise Restaurant Group, LLC
In September 2009, the Company sold its Cheeseburger in Paradise concept, which included 34 restaurants, for $2.0 million to Paradise Restaurant Group, LLC (“PRG”), an entity formed and controlled by the president of the concept. Based on the terms of the purchase and sale agreement, the Company determined at that time that it was the primary beneficiary and continued to consolidate PRG after the sale transaction. Upon adoption of new accounting guidance for variable interest entities on January 1, 2010, the Company determined that it was no longer the primary beneficiary of PRG and deconsolidated PRG on January 1, 2010. At the time of sale, the Company received a promissory note for the full sale price, which subsequently became fully reserved upon deconsolidation. In the fourth quarter of 2012, the Company recorded a gain of $3.5 million for the collection of the promissory note and other amounts due to the Company in connection with the sale of the Cheeseburger in Paradise concept. The gain was recorded in General and administrative expenses in the Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair Value Measurements on a Recurring Basis
In connection with the 2012 CMBS Loan, the Company entered into an interest rate cap with a notional amount of $48.7 million as a method to limit the volatility of the floating rate component of the first mortgage loan. This interest rate cap had a nominal fair market value at March 31, 2013 and December 31, 2012.
Fair Value Measurements on a Nonrecurring Basis
The following tables present losses related to the Company’s assets and liabilities that were measured at fair value on a nonrecurring basis during the three months ended March 31, 2013 and 2012 aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	MARCH 31, 2013
		REMAINING FAIR VALUE			THREE MONTHS ENDED MARCH 31, 2013
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$4,434	$—	$3,383	$1,051	$1,082

	MARCH 31, 2012
		REMAINING FAIR VALUE			THREE MONTHS ENDED MARCH 31, 2012
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$864	$—	$650	$214	$3,884

The Company recorded $1.1 million and $3.9 million of impairment charges as a result of the fair value measurement on a nonrecurring basis of its long-lived assets held and used during the three months ended March 31, 2013 and 2012, respectively, primarily related to certain specifically identified restaurant locations that have, or are scheduled to be, relocated or closed or are under-performing. The impaired long-lived assets had $4.4 million and $0.9 million of remaining fair value at March 31, 2013 and 2012, respectively. Restaurant closure and related expenses of $0.8 million and $0.5 million were recognized for the three months ended March 31, 2013 and 2012, respectively.  Impairment losses for long-lived assets held and used and restaurant closure and related expenses were recognized in Provision for impaired assets and restaurant closings in the Consolidated Statements of Operations and Comprehensive Income.
The Company primarily used third-party market appraisals (Level 2) and discounted cash flow models (Level 3) to estimate the fair value of the long-lived assets included in the tables above.  Projected future cash flows, including discount rate and growth rate assumptions, are derived from current economic conditions, expectations of management and projected trends of current operating results.
The following table presents quantitative information related to the range of unobservable inputs used in the Company’s Level 3 fair value measurements for the impairment losses incurred in the three months ended March 31, 2013 and 2012:

	THREE MONTHS ENDED MARCH 31,
UNOBSERVABLE INPUT	2013	2012
Weighted-average cost of capital	9.5%	11.2%
Long-term growth rates	2.0%	3.0%
Annual revenue growth rates (1)	2.4% - 3.0%	(8.7)% - 3.0%
________________

(1)	Weighted averages of the annual revenue growth rates unobservable input range for the three months ended March 31, 2013 and 2012 were 2.6% and 2.4%, respectively.
The Company performed its annual goodwill and other indefinite-lived intangible assets impairment test during the second quarter of 2012 and did not have any impairment charges.
Interim Disclosures about Fair Value of Financial Instruments
The Company’s non-derivative financial instruments at March 31, 2013 and December 31, 2012 consist of cash equivalents, restricted cash, accounts receivable, accounts payable and current and long-term debt.  The fair values of cash equivalents, restricted cash, accounts receivable and accounts payable approximate their carrying amounts reported in the Consolidated Balance Sheets due to their short duration.  The fair value of OSI’s senior secured term loan B facility is determined based on quoted market prices in inactive markets. The fair value of New PRP’s commercial mortgage-backed securities is based on assumptions derived from current conditions in the real estate and credit markets, changes in the underlying collateral and expectations of management.  Fair value estimates for other notes payable are derived using a discounted cash flow approach. Discounted cash flow inputs primarily include cost of debt rates which are used to derive the present value factors for the determination of fair value. These inputs represent assumptions impacted by economic conditions and management expectations and may change in the future based on period-specific facts and circumstances.
The following tables include the carrying value and fair value of the Company’s financial instruments at March 31, 2013 and December 31, 2012 aggregated by the level in the fair value hierarchy in which those measurements fall (in thousands):

	MARCH 31, 2013
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$975,000	$—	$985,969	$—
Mortgage loan (2)	317,621	—	—	334,927
First mezzanine loan (2)	86,800	—	—	90,133
Second mezzanine loan (2)	87,103	—	—	91,284
Other notes payable (1)	7,213	—	—	6,738

	DECEMBER 31, 2012
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$1,000,000	$—	$1,010,000	$—
Mortgage loan (2)	319,574	—	—	334,678
First mezzanine loan (2)	87,048	—	—	90,371
Second mezzanine loan (2)	87,273	—	—	91,423
Other notes payable (1)	9,848	—	—	9,230
_______________

(1)	Represents obligations of OSI.

(2)	Represents obligations of New PRP.

Fair Value Measurements
Fair value is the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date (exit price) and is a market-based measurement, not an entity-specific measurement. To measure fair value, the Company incorporates assumptions that market participants would use in pricing the asset or liability, and utilizes market data to the maximum extent possible. Measurement of fair value incorporates nonperformance risk (i.e., the risk that an obligation will not be fulfilled). In measuring fair value, the Company reflects the impact of its own credit risk on its liabilities, as well as any collateral. The Company also considers the credit standing of its counterparties in measuring the fair value of its assets.
As a basis for considering market participant assumptions in fair value measurements, a three-tier fair value hierarchy prioritizes the inputs used in measuring fair value as follows:

•	Level 1—Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access;

•	Level 2—Inputs, other than the quoted market prices included in Level 1, which are observable for the asset or liability, either directly or indirectly; and

•	Level 3—Unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market data available.
In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
Fair Value Measurements on a Recurring Basis
The Company invested $37.7 million of its excess cash in money market funds classified as Cash and cash equivalents or restricted cash in its Consolidated Balance Sheet as of December 31, 2011, at a net value of 1:1 for each dollar invested. The fair value of the investment in the money market funds is determined by using quoted prices for identical assets in an active market. As a result, the Company has determined that the inputs used to value this investment fall within Level 1 of the fair value hierarchy. The amount of excess cash invested in money market funds at December 31, 2012 was immaterial to the Company’s consolidated financial statements.
In connection with the 2012 CMBS Loan, New PRP entered into an interest rate cap with a notional amount of $48.7 million as a method to limit the volatility of the floating rate component of the first mortgage loan. Additionally, the Company used an interest rate cap with a notional amount of $775.7 million as a method to limit the volatility of PRP’s variable-rate CMBS Loan, which was terminated in June 2012 (see Note 15). The interest rate caps had nominal fair market value at December 31, 2012 or 2011, respectively, and therefore were excluded from the applicable tables within this footnote.
The following table presents the Company’s money market funds measured at fair value on a recurring basis as of December 31, 2011, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	TOTAL
	DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Money market funds - cash equivalents	$30,208	$30,208	$—	$—
Money market funds - restricted cash	7,499	7,499	—	—
Total recurring fair value measurements	$37,707	$37,707	$—	$—

Fair Value Measurements on a Nonrecurring Basis
The Company periodically evaluates long-lived assets held for use whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. The Company analyzes historical and expected future cash flows of operating locations as well as lease terms, condition of the assets and related need for repairs and maintenance. Impairment loss is recognized to the extent that the fair value of the assets is less than the carrying value.
The following tables present losses related to the Company’s assets and liabilities that were measured at fair value on a nonrecurring basis during the years ended December 31, 2012 and 2011, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	YEAR ENDED
	DECEMBER 31, 2012	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$6,178	$—	$3,585	$2,593	$10,584

	YEAR ENDED
	DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$30,840	$29,455	$—	$1,385	$11,593

The Company recorded $10.6 million, $11.6 million and $2.2 million of impairment charges as a result of the fair value measurement on a nonrecurring basis of its long-lived assets held and used during the years ended December 31, 2012, 2011 and 2010, respectively, primarily related to certain specifically identified restaurant locations that have, or are scheduled to be, closed, relocated or renovated or are under-performing.  The impaired long-lived assets had $6.2 million and $30.8 million of remaining fair value at December 31, 2012 and 2011, respectively. Restaurant closure and related expenses of $2.4 million, $2.4 million and $3.0 million were recognized for the years ended December 31, 2012, 2011 and 2010, respectively. Impairment losses for long-lived assets held and used and restaurant closure and related expenses were recognized in Provision for impaired assets and restaurant closings in the Consolidated Statement of Operations and Comprehensive Income.
The Company used quoted prices from brokers (Level 1), third-party market appraisals (Level 2) and discounted cash flow models (Level 3) to estimate the fair value of the long-lived assets included in the tables above.  Projected future cash flows, including discount rate and growth rate assumptions, are derived from current economic conditions, expectations of management and projected trends of current operating results.  As a result, the Company has determined that the majority of the inputs used to value its long-lived assets held and used are unobservable inputs that fall within Level 3 of the fair value hierarchy.
The following table presents quantitative information related to the unobservable inputs used in the Company’s Level 3 fair value measurements for the impairment loss incurred in the year ended December 31, 2012:

UNOBSERVABLE INPUT	RANGE
Weighted-average cost of capital (1)	9.5% - 11.2%
Long-term growth rates	3.0%
Annual revenue growth rates (2)	(8.7)% - 4.3%
____________________

(1)	Weighted average of the costs of capital unobservable input range for the year ended December 31, 2012 was 10.8%.

(2)	Weighted average of the annual revenue growth rate unobservable input range for the year ended December 31, 2012 was 2.6%.
During the years ended December 31, 2012, 2011 and 2010 the Company did not incur any goodwill and other indefinite-lived intangible asset impairment charges as a result of fair value measurements on a nonrecurring basis.
Fair Value of Financial Instruments
Disclosure of fair value information about financial instruments, whether or not recognized in the Consolidated Balance Sheets, is required for those instruments for which it is practical to estimate that value. Fair value is a market-based measurement.
The Company’s non-derivative financial instruments at December 31, 2012 and 2011 consist of cash equivalents, restricted cash, accounts receivable, accounts payable and current and long-term debt.  The fair values of cash equivalents, restricted cash, accounts receivable and accounts payable approximate their carrying amounts reported in the Consolidated Balance Sheets due to their short duration.
The fair value of OSI’s senior secured term loan B facility is determined based on quoted market prices in inactive markets. The fair value of New PRP’s commercial mortgage-backed securities is based on assumptions derived from current conditions in the real estate and credit environments, changes in the underlying collateral and expectations of management.  Fair value estimates for other notes payable are derived using a discounted cash flow approach. Discounted cash flow inputs primarily include cost of debt rates which are used to derive the present value factors for the determination of fair value. These inputs represent assumptions impacted by economic conditions and management expectations and may change in the future based on period-specific facts and circumstances.
The following table includes the carrying value and fair value of the Company’s financial instruments at December 31, 2012 aggregated by the level in the fair value hierarchy in which those measurements fall (in thousands):

	DECEMBER 31, 2012
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$1,000,000	$—	$1,010,000	$—
Mortgage loan (2)	319,574	—	—	334,678
First mezzanine loan (2)	87,048	—	—	90,371
Second mezzanine loan (2)	87,273	—	—	91,423
Other notes payable (1)	9,848	—	—	9,230
____________________

(1)	Represents obligations of OSI.

(2)	Represents obligations of New PRP.
The carrying amounts of PRP’s commercial mortgage-backed securities loan and OSI’s Other notes payable and Guaranteed debt approximated fair value at December 31, 2011. The fair value of OSI’s senior secured credit facilities and senior notes was determined based on quoted market prices in inactive markets. The following table includes the carrying value and fair value of OSI’s senior secured credit facilities and senior notes at December 31, 2011 (in thousands):

	DECEMBER 31, 2011
	CARRYING VALUE	FAIR VALUE
Senior secured term loan facility	$1,014,400	$953,536
Senior secured pre-funded revolving credit facility	33,000	31,020
Senior notes	248,075	254,277

Derivative Instruments and Hedging Activities (Notes)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
The Company is exposed to market risk from changes in interest rates on debt, changes in commodity prices and changes in foreign currency exchange rates.
Interest rate changes associated with the Company’s variable-rate debt generally impact its earnings and cash flows, assuming other factors are held constant. The Company’s current exposure to interest rate fluctuations includes OSI’s borrowings under its New Facilities and the floating rate component of the first mortgage loan in New PRP’s 2012 CMBS Loan that bear interest at floating rates based on the Eurocurrency Rate or the Base Rate and the one-month LIBOR, respectively, plus an applicable borrowing margin (see Note 11). The Company manages its interest rate risk by offsetting some of its variable-rate debt with fixed-rate debt, through normal operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments.
In connection with the 2012 CMBS Loan, New PRP entered into an interest rate cap (the “Rate Cap”) with a notional amount of $48.7 million as a method to limit the volatility of the floating rate component of the first mortgage loan. Under the Rate Cap, if the 30-day LIBOR market rate exceeds 7.00% per annum, the counterparty must pay to New PRP such excess on the notional amount of the floating rate component. If necessary, the Company would record mark-to-market changes in the fair value of this derivative instrument in earnings in the period of change. The Rate Cap has a term of approximately two years from the closing of the 2012 CMBS Loan. Upon the expiration or termination of the Rate Cap or the downgrade of the credit ratings of the counterparty under the Rate Cap’s specified thresholds, New PRP is required to replace the Rate Cap with a replacement interest rate cap in a notional amount equal to the outstanding principal balance (if any) of the floating rate component. The Rate Cap had nominal fair market value at December 31, 2012. Previously, the Company used an interest rate cap as a method to limit the volatility of PRP’s variable-rate CMBS Loan. Under the $775.7 million notional interest rate cap that terminated on June 15, 2012, interest rate payments had a ceiling of 6.31%. If the market rate exceeded the ceiling, the counterparty had to pay the Company an amount sufficient to reduce the interest payment to 6.31%. The interest rate cap had nominal fair market value at December 31, 2011. The effects of both of these interest rate caps were immaterial to the Company’s consolidated financial statements for all periods presented and have been excluded from any tables within this footnote.
From September 2007 to September 2010, the Company used an interest rate collar as part of its interest rate risk management strategy to manage its exposure to interest rate movements related to OSI’s senior secured credit facilities. Given the interest rate environment, the Company did not enter into another derivative financial instrument upon the maturity of this interest rate collar on September 30, 2010. The Company does not enter into financial instruments for trading or speculative purposes.
Many of the ingredients used in the products sold in the Company’s restaurants are commodities that are subject to unpredictable price volatility. Although the Company attempts to minimize the effect of price volatility by negotiating fixed price contracts for the supply of key ingredients, there are no established fixed price markets for certain commodities such as produce and wild fish, and the Company is subject to prevailing market conditions when purchasing those types of commodities. Other commodities are purchased based upon negotiated price ranges established with vendors with reference to the fluctuating market prices. The Company attempts to offset the impact of fluctuating commodity prices with other strategic purchasing initiatives. The Company does not use derivative financial instruments to manage its commodity price risk, except for natural gas as described below.
The Company’s restaurants are dependent upon energy to operate and are impacted by changes in energy prices, including natural gas. The Company utilizes derivative instruments to mitigate some of its overall exposure to material increases in natural gas prices. The Company records mark-to-market changes in the fair value of these derivative instruments in earnings in the period of change. The effects of these natural gas swaps were immaterial to the Company’s consolidated financial statements for all periods presented and have been excluded from any tables within this footnote.
The Company’s exposure to foreign currency exchange fluctuations relates primarily to its direct investment in restaurants in South Korea, Hong Kong and Brazil and to its royalties from international franchisees. The Company has not used financial instruments to hedge foreign currency exchange rate changes.
In addition to the market risks identified above, the Company is subject to business risk as its U.S. beef supply is highly dependent upon a limited number of vendors. In 2012, the Company purchased more than 75% of its beef raw materials from four beef suppliers who represent approximately 85% of the total beef marketplace in the U.S.
Non-designated Hedges of Interest Rate Risk
In September 2007, the Company entered into an interest rate collar with a notional amount of $1.0 billion as a method to limit the variability of OSI’s 2007 Credit Facilities. The collar consisted of a LIBOR cap of 5.75% and a LIBOR floor of 2.99%. The collar’s first variable-rate set date was December 31, 2007, and the option pairs expired at the end of each calendar quarter beginning March 31, 2008 and ending September 30, 2010, which was the maturity date of the collar. The quarterly expiration dates corresponded to the scheduled amortization payments of OSI’s term loan then in effect. The Company expensed $19.9 million of interest for the year ended December 31, 2010 as a result of the quarterly expiration of the collar’s option pairs. The Company recorded mark-to-market changes in the fair value of the derivative instrument in earnings in the period of change. Net interest income of $18.5 million for the year ended December 31, 2010 was recorded in Interest expense, net in the Company’s Consolidated Statement of Operations and Comprehensive Income for the mark-to-market effects of this derivative instrument.
The Company’s interest rate collar was a non-designated hedge of the Company’s exposure to interest rate risk. The Company recorded mark-to-market changes in the fair value of the derivative instrument in earnings in the period of change.
The following table presents the location and effect of the Company’s interest rate collar on its Consolidated Statement of Operations and Comprehensive Income for the years ended December 31, 2012, 2011 and 2010 (in thousands):

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS	LOCATION OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE	AMOUNT OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE
		YEARS ENDED DECEMBER 31,
		2012	2011	2010
Interest rate collar	Interest expense, net	$—	$—	$(1,436)

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The effective income tax rate for the three months ended March 31, 2013 was 14.1% compared to 19.2% for the same period in 2012. This net decrease in the effective income tax rate as compared to the prior year was primarily due to a decrease in the projected foreign pretax book income and the foreign provision being a smaller percentage of projected consolidated pretax annual income.
The effective income tax rate for the three months ended March 31, 2013 was lower than the blended federal and state statutory rate of 38.6% primarily due to the benefit of the expected tax credit for excess FICA tax on employee-reported tips, the foreign rate differential, decrease in the valuation allowance and the elimination of noncontrolling interest together being such a large percentage of projected annual pretax income. The effective income tax rate for the three months ended March 31, 2012 was lower than the blended federal and state statutory rate of 38.7% due to the benefit of the expected tax credit for excess FICA tax on employee-reported tips and the elimination of noncontrolling interest together being such a large percentage of pretax income. This was partially offset by an increase in the valuation allowance.
At December 31, 2012, the Company had a valuation allowance against deferred income tax assets recorded of $72.5 million, of which $67.7 million was for U.S. deferred income tax assets. The Company has reviewed and will continue to review its conclusions about the appropriate amount of its deferred income tax asset valuation allowance in light of circumstances existing in future periods. To the extent the Company continues to generate pretax income in the U.S. in fiscal 2013 at a sufficient level, then, absent other factors indicating a contrary conclusion, the Company will consider a potential reversal of the U.S. related valuation allowance within the next nine to 12 months.  Should the Company reverse the valuation allowance, a discrete tax benefit ranging from $40.0 million to $50.0 million related to the valuation allowance recorded at December 31, 2012 could be realized. Any release of valuation allowance will be recorded as a tax benefit increasing net income or as an adjustment to paid-in capital. Such reversal will impact the Company’s quarterly and annual effective income tax rates and could result in an overall income tax benefit in the period of release. The Company expects to continue to generate significant U.S. income tax credits, which combined with the mix of U.S. and foreign earnings in periods subsequent to the reversal will result in an effective income tax rate that is lower than the blended federal and state statutory rate.
As of March 31, 2013 and December 31, 2012, respectively, the Company had $13.8 million and $13.6 million, respectively, of unrecognized tax benefits ($0.8 million and $1.0 million, respectively, in Other long-term liabilities, net, $0.8 million and $0.9 million, respectively, in Accrued and other current liabilities and $12.2 million and $11.7 million, respectively, in Deferred income tax liabilities).  Additionally, the Company accrued $2.3 million and $2.4 million of interest and penalties related to uncertain tax positions as of March 31, 2013 and December 31, 2012, respectively.  Of the total amount of unrecognized tax benefits, including accrued interest and penalties, $14.0 million and $13.8 million, respectively, if recognized, would impact the Company’s effective tax rate.  The difference between the total amount of unrecognized tax benefits and the amount that would impact the effective tax rate consists of items that are offset by deferred income tax assets and the federal tax benefit of state income tax items.
In many cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant taxable authorities.  Based on the outcome of these examinations, or as a result of the expiration of the statute of limitations for specific jurisdictions, it is reasonably possible that the related recorded unrecognized tax benefits for tax positions taken on previously filed tax returns will change by approximately $0.5 million to $0.6 million within the next twelve months after March 31, 2013.
The Company is currently open to audit under the statute of limitations by the IRS for the years ended December 31, 2007 through 2011. The Company and its subsidiaries’ state and foreign income tax returns are also open to audit under the statute of limitations for the years ended December 31, 2000 through 2012. The Company is currently under examination by the Internal Revenue Service for the years ended December 31, 2009 through 2011. At this time, the Company does not believe that the outcome of any examination will have a material impact on the Company’s results of operations or financial position.

Income Taxes
The following table presents the domestic and foreign components of income before provision for income taxes (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Domestic	$43,744	$105,620	$58,346
Foreign	29,666	25,275	22,130
	$73,410	$130,895	$80,476

Provision for income taxes consisted of the following (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Current provision (benefit):
Federal	$15	$382	$(4,324)
State	10,896	10,556	12,430
Foreign	8,637	10,953	8,012
	19,548	21,891	16,118
Deferred (benefit) provision:
Federal	397	(127)	1,215
State	(8,118)	(179)	10
Foreign	279	131	3,957
	(7,442)	(175)	5,182
Provision for income taxes	$12,106	$21,716	$21,300

The reconciliation of income taxes calculated at the United States federal tax statutory rate to the Company’s effective income tax rate is as follows:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Income taxes at federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	2.2	4.1	4.8
Valuation allowance on deferred income tax assets	24.2	7.6	13.2
Employment related credits, net	(31.0)	(19.1)	(22.4)
Net officers’ life insurance expense	(1.3)	0.9	(1.3)
Noncontrolling interests	(7.8)	(4.3)	(5.1)
Tax settlements and related adjustments	(1.0)	1.3	3.8
Loss on investments	—	(5.6)	—
Foreign rate differential	(4.5)	(2.4)	(2.1)
Other, net	0.7	(0.9)	0.6
Total	16.5%	16.6%	26.5%

The effective income tax rate for the year ended December 31, 2012 was 16.5% compared to 16.6% for the year ended December 31, 2011. The effective income tax rate in 2012 was consistent with the prior year. The effective income tax rate for the year ended December 31, 2011 was 16.6% compared to 26.5% for the year ended December 31, 2010. The net decrease in the effective income tax rate in 2011 as compared to the previous year was primarily due to the increase in the domestic pretax book income in which the deferred income tax assets are subject to a valuation allowance and the state and foreign income tax provision being a lower percentage of consolidated pretax income as compared to the prior year.
The effective income tax rate for the year ended December 31, 2012 was lower than the blended federal and state statutory rate of 38.6% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips, elimination of noncontrolling interests and foreign rate differential together being such a large percentage of pretax income, which was partially offset by the valuation allowance. The effective income tax rate for the year ended December 31, 2011 was lower than the blended federal and state statutory rate of 38.7% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips and loss on investments as a result of the sale of assets in Japan together being such a large percentage of pretax income. The effective income tax rate for the year ended December 31, 2010 was lower than the blended federal and state statutory rate of 38.9% primarily due to the benefit of the tax credit for excess FICA tax on employee-reported tips, which was partially offset by the valuation allowance and income taxes in states that only have limited deductions in computing the state current income tax provision.
The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities are as follows (in thousands):

	DECEMBER 31,
	2012	2011
Deferred income tax assets:
Deferred rent	$33,050	$26,421
Insurance reserves	23,714	21,740
Unearned revenue	11,155	9,375
Deferred compensation	60,977	53,487
Net operating loss carryforwards	6,716	19,397
Federal tax credit carryforwards	133,122	146,991
Deferred loss on contingent debt guarantee	—	9,493
Partner deposits and accrued partner obligations	29,376	31,858
Other, net	686	1,075
Gross deferred income tax assets	298,796	319,837
Less: valuation allowance	(72,515)	(35,837)
Net deferred income tax assets	226,281	284,000
Deferred income tax liabilities:
Less: property, fixtures and equipment basis differences	(189,289)	(239,806)
Less: intangible asset basis differences	(133,496)	(148,433)
Less: deferred gain on extinguishment of debt	(57,064)	(57,064)
Net deferred income tax liabilities	$(153,568)	$(161,303)

The changes in the valuation allowance account for the deferred income tax assets are as follows (in thousands):

Balance at January 1, 2010	$21,977
Change in assessments about the realization of deferred income tax assets	3,909
Balance at December 31, 2010	25,886
Change in assessments about the realization of deferred income tax assets	9,951
Balance at December 31, 2011	35,837
Change in assessments about the realization of deferred income tax assets	36,678
Balance at December 31, 2012	$72,515

A valuation allowance reduces the deferred income tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred income tax assets will not be realized. After consideration of all of the evidence, the Company has determined that a valuation allowance of $72.5 million and $35.8 million is necessary at December 31, 2012 and 2011, respectively.
A provision for income taxes has not been recorded for any United States or additional foreign taxes on undistributed earnings related to the Company’s foreign affiliates as these earnings were and are expected to continue to be permanently reinvested. If the Company identifies an exception to its general reinvestment policy of undistributed earnings, additional taxes will be recorded. It is not practical to determine the amount of unrecognized deferred income tax liabilities on the undistributed earnings.
The Company has utilized all of its available federal net operating loss and foreign tax credit carryforwards for tax purposes in 2012.  The Company has state net operating loss carryforwards of approximately $41.3 million. These state net operating loss carryforwards will expire between 2013 and 2031. The Company has foreign net operating loss carryforwards of approximately $11.8 million. These foreign net operating loss carryforwards will expire between 2015 and 2019.
The Company has general business tax credits of approximately $144.9 million. These credits can be carried forward for 20 years and will expire between 2027 and 2032.
Deferred income tax assets relating to tax benefits of stock-based compensation have been reduced by approximately $1.1 million to reflect exercises of stock options and vesting of restricted stock during the year ended December 31, 2012. Certain stock option exercises and restricted stock vesting resulted in tax deductions in excess of previously recorded tax benefits based on the value of such stock-based compensation at the time of grant (“windfalls”). Although the additional tax benefit for the windfalls is reflected in the general business tax credits and state net operating loss carryforwards, the additional tax benefit associated with the windfalls is not recognized for financial statement purposes until the deduction reduces income taxes payable. Accordingly, windfall tax benefits of $0.2 million are not reflected in the deferred tax assets as of December 31, 2012. When realized, these windfalls are recognized directly to Additional paid-in capital.
As of December 31, 2012 and 2011, respectively, the Company had $13.6 million and $14.0 million, respectively, of unrecognized tax benefits ($1.0 million and $1.5 million, respectively, in Other long-term liabilities, net, $0.9 million and $2.5 million, respectively, in Accrued and other current liabilities and $11.7 million and $10.0 million, respectively, in Deferred income tax liabilities). Additionally, the Company accrued $2.4 million and $4.1 million of interest and penalties related to uncertain tax positions as of December 31, 2012 and 2011, respectively. Of the total amount of unrecognized tax benefits, including accrued interest and penalties, $13.8 million and $15.2 million, respectively, if recognized, would impact the Company’s effective tax rate. The difference between the total amount of unrecognized tax benefits and the amount that would impact the effective tax rate consists of items that are offset by deferred income tax assets and the federal tax benefit of state income tax items.
The following table summarizes the activity related to the Company’s unrecognized tax benefits (in thousands):

Balance at January 1, 2010	$14,411
Increases for tax positions taken during a prior period	1,889
Decreases for tax positions taken during a prior period	(676)
Increases for tax positions taken during the current period	3,801
Settlements with taxing authorities	58
Lapses in the applicable statutes of limitations	(3,096)
Balance at December 31, 2010	$16,387
Increases for tax positions taken during a prior period	472
Decreases for tax positions taken during a prior period	(708)
Increases for tax positions taken during the current period	2,136
Settlements with taxing authorities	(4,190)
Lapses in the applicable statutes of limitations	(58)
Balance at December 31, 2011	$14,039
Increases for tax positions taken during a prior period	416
Decreases for tax positions taken during a prior period	(291)
Increases for tax positions taken during the current period	2,153
Settlements with taxing authorities	(1,788)
Lapses in the applicable statutes of limitations	(938)
Balance at December 31, 2012	$13,591

In many cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant taxable authorities. Based on the outcome of these examinations, or as a result of the expiration of the statute of limitations for specific jurisdictions, it is reasonably possible that the related recorded unrecognized tax benefits for tax positions taken on previously filed tax returns will decrease by approximately $0.4 million to $0.5 million within the next twelve months after December 31, 2012.
The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the years ended December 31, 2007 through 2011. The Company and its subsidiaries’ state and foreign income tax returns are also open to audit under the statute of limitations for the years ended December 31, 2000 through 2011. The Company is currently under examination by the IRS for the years ended December 31, 2009 through 2010. At this time, the Company does not believe that the outcome of any examination will have a material impact on the Company’s results of operations or financial position.
The Company accounts for interest and penalties related to uncertain tax positions as part of its Provision for income taxes and recognized (benefit) expense of ($0.6) million, $0.9 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010.

Recently Issued Financial Accounting Standards (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Description of New Accounting Pronouncements Not yet Adopted
Recently Issued Financial Accounting Standards
In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2011-11”), which enhances current disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset on the statement of financial position. The guidance requires the Company to provide both net and gross information for these assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2013-01”), to limit the scope of the new balance sheet offsetting disclosure requirements to derivatives (including bifurcated embedded derivatives), repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions. Both ASU No. 2011-11 and ASU No. 2013-01 are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods with retrospective application required. The Company will adopt ASU No. 2011-11 and ASU No. 2013-01 effective January 1, 2013. This guidance will not have an impact on the Company’s financial position, results of operations or cash flows.
In July 2012, the FASB issued ASU No. 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU No. 2012-02”), which permits an entity to make a qualitative assessment of whether it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying value before applying the two-step quantitative impairment test. If it is determined through the qualitative assessment that an indefinite-lived intangible asset’s fair value is more likely than not greater than its carrying value, the remaining impairment steps would be unnecessary. The qualitative assessment is optional, allowing entities to go directly to the quantitative assessment. ASU No. 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company will adopt ASU No. 2012-02 effective January 1, 2013. This guidance will not have an impact on the Company’s financial position, results of operations or cash flows.
In January 2013, the Emerging Issues Task Force (“EITF”) reached a final consensus on EITF Issue No. 11-A “Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity” (“EITF 11-A”). Under the final consensus, an entity would recognize cumulative translation adjustments in earnings when it ceases to have a controlling financial interest in a subsidiary or group of assets within a consolidated foreign entity and the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets resided. However, when an entity sells either a part or all of its investment in a consolidated foreign entity, an entity would recognize cumulative translation adjustments in earnings only if the parent no longer has a controlling financial interest in the foreign entity as a result of the sale. In the case of sales of an equity method investment that is a foreign entity, a pro rata portion of cumulative translation adjustments attributable to the equity method investment would be recognized in earnings upon sale of the equity method investment. In addition, cumulative translation adjustments would be recognized in earnings upon a business combination achieved in stages such as a step acquisition. EITF 11-A is effective for public companies for fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years, with early adoption permitted. The Company will adopt EITF 11-A effective January 1, 2014 with prospective application to the derecognition of any foreign entity subsidiaries, groups of assets or investments in foreign entities completed on or after January 1, 2014. The impact of EITF 11-A on the Company’s financial position, results of operations and cash flows is dependent on future transactions resulting in derecognition of the Company’s foreign assets, subsidiaries or investments in foreign entities completed on or after adoption.
In February 2013, the FASB issued ASU No. 2013-02, “Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income” (“ASU No. 2013-02”), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required to be reclassified to net income in its entirety in the same reporting period. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other required disclosures that provide additional detail about those amounts. ASU No. 2013-02 is effective for the Company prospectively for reporting periods beginning after December 15, 2012, with early adoption permitted. The Company will adopt ASU No. 2013-02 effective January 1, 2013. This guidance will not have an impact on the Company’s financial position, results of operations or cash flows.

Recently Issued Financial Accounting Standards
Recently Issued Financial Accounting Standards
In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2011-11”), which enhances current disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset on the statement of financial position. The guidance requires the Company to provide both net and gross information for these assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2013-01”), to limit the scope of the new balance sheet offsetting disclosure requirements to derivatives (including bifurcated embedded derivatives), repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions. Both ASU No. 2011-11 and ASU No. 2013-01 are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods with retrospective application required. The adoption of ASU No. 2011-11 and ASU No. 2013-01 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.
In July 2012, the FASB issued ASU No. 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU No. 2012-02”), which permits an entity to make a qualitative assessment of whether it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying value before applying the two-step quantitative impairment test. If it is determined through the qualitative assessment that an indefinite-lived intangible asset’s fair value is more likely than not greater than its carrying value, the remaining impairment steps would be unnecessary. The qualitative assessment is optional, allowing entities to go directly to the quantitative assessment. ASU No. 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The adoption of ASU No. 2012-02 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.
In February 2013, the FASB issued ASU No. 2013-02, “Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income” (“ASU No. 2013-02”), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required to be reclassified to net income in its entirety in the same reporting period. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other required disclosures that provide additional detail about those amounts. ASU No. 2013-02 is effective for the Company prospectively for reporting periods beginning after December 15, 2012. The adoption of ASU No. 2013-02 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.
In March 2013, the FASB issued ASU No. 2013-05, “Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (a consensus of the FASB Emerging Issues Task Force)” (“ASU No. 2013-05”). Under ASU No. 2013-05, an entity would recognize cumulative translation adjustments in earnings when it ceases to have a controlling financial interest in a subsidiary or group of assets within a consolidated foreign entity and the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets resided. However, when an entity sells either a part or all of its investment in a consolidated foreign entity, an entity would recognize cumulative translation adjustments in earnings only if the parent no longer has a controlling financial interest in the foreign entity as a result of the sale. In the case of sales of an equity method investment that is a foreign entity, a pro rata portion of cumulative translation adjustments attributable to the equity method investment would be recognized in earnings upon sale of the equity method investment. In addition, cumulative translation adjustments would be recognized in earnings upon a business combination achieved in stages such as a step acquisition. ASU No. 2013-05 is effective for public companies for fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years, with early adoption permitted. The Company will adopt ASU No. 2013-05 effective January 1, 2014 with prospective application to the derecognition of any foreign entity subsidiaries, groups of assets or investments in foreign entities completed on or after January 1, 2014. The impact of ASU No. 2013-05 on the Company’s financial position, results of operations and cash flows is dependent on future transactions resulting in derecognition of the Company’s foreign assets, subsidiaries or investments in foreign entities completed on or after adoption.

Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
The Company leases restaurant and office facilities and certain equipment under operating leases having initial terms expiring between 2013 and 2032. The restaurant facility leases have renewal clauses primarily from five to 30 years exercisable at the option of the Company. Rent expense for the Company’s operating leases, which generally have escalating rentals over the term of the lease and may include potential rent holidays, is recorded on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured. Certain of these leases require the payment of contingent rentals leased on a percentage of gross revenues, as defined by the terms of the applicable lease agreement. Total rental expense for the years ended December 31, 2012, 2011 and 2010 was approximately $140.9 million, $132.9 million and $128.1 million, respectively, and included contingent rentals of approximately $6.1 million, $5.6 million and $4.5 million, respectively.
As of December 31, 2012, future minimum rental payments under non-cancelable operating leases (including executed leases for restaurants scheduled to open in 2013) are as follows (in thousands):

2013	$128,855
2014	115,287
2015	98,041
2016	79,364
2017	61,602
Thereafter	390,466
Total minimum lease payments (1)	$873,615
____________________

(1)	Total minimum lease payments have not been reduced by minimum sublease rentals of $2.4 million due in future periods under non-cancelable subleases.
Purchase Obligations
The Company has minimum purchase commitments with various vendors through November 2017. Outstanding commitments consist primarily of beef, pork, cooking oil, butter and other food and beverage products related to normal business operations and contracts for advertising, marketing, technology, insurance, and sports sponsorships. In 2012, the Company purchased more than 75% of its beef raw materials from four beef suppliers who represented approximately 85% of the total beef marketplace in the United States.
Litigation and Other Matters
The Company is subject to legal proceedings, claims and liabilities, such as liquor liability, sexual harassment and slip and fall cases, which arise in the ordinary course of business and are generally covered by insurance if they exceed specified retention or deductible amounts. In the opinion of management, the amount of ultimate liability with respect to those actions will not have a material adverse impact on the Company’s financial position or results of operations and cash flows. The Company accrues for loss contingencies that are probable and reasonably estimable. Legal costs are reported in General and administrative expense in the Consolidated Statements of Operations and Comprehensive Income. The Company generally does not accrue for legal costs expected to be incurred with a loss contingency until those services are provided.
Insurance
The Company purchased insurance for individual claims that exceed the amounts listed in the following table:

	2012	2011	2010
Workers’ compensation	$1,500,000	$1,500,000	$1,500,000
General liability (1)	1,500,000	1,500,000	1,500,000
Health (2)	400,000	400,000	300,000
Property coverage (3)	500,000 / 2,500,000	500,000 / 2,500,000	500,000 / 2,500,000
Employment practices liability	2,000,000	2,000,000	2,000,000
Directors’ and officers’ liability (4)	1,000,000	250,000	250,000
Fiduciary liability	25,000	25,000	25,000

____________________

(1)
In 2012 and 2011, claims arising from liquor liability had the same self-insured retention as general liability. For claims in 2010, there was an additional $1.0 million self-insured retention per claim until a $2.0 million liquor liability aggregate had been met. At that time, any claims arising from liquor liability reverted to the general liability self-insured retention.

(2)
The Company is self-insured for all covered health benefits claims, limited to $0.4 million per covered individual in 2012 and 2011 and $0.3 million per covered individual in 2010. The Company is responsible for the first $0.3 million, $0.3 million and $0.4 million of payable losses under the plan as an additional aggregating specific deductible to apply after the individual specific deductible was met in 2012, 2011 and 2010, respectively. The 2010 insurer’s liability was limited to $2.0 million per individual per year.

(3)
The Company has a $0.5 million deductible per occurrence for those properties that collateralize New PRP’s 2012 CMBS Loan and a $2.5 million deductible per occurrence for all other locations. The deductibles for named storms and earthquakes are 5.0% of the total insurable value at the time of the loss per unit of insurance at each location involved in the loss, subject to a minimum of $0.5 million for those properties that collateralize New PRP’s 2012 CMBS Loan and $2.5 million for all other locations. Property limits are $60.0 million each occurrence, and the Company does not quota share in any loss above either deductible level.

(4)	Retention increase in 2012 was effective with the Company’s initial public offering on August 8, 2012.
The Company records a liability for all unresolved claims and for an estimate of incurred but not reported claims at the anticipated cost to the Company. In establishing reserves, the Company considers certain actuarial assumptions and judgments regarding economic conditions, the frequency and severity of claims and claim development history and settlement practices. Unanticipated changes in these factors or future adjustments to these estimates may produce materially different amounts of expense that would be reported under these programs. Reserves recorded for workers’ compensation and general liability claims are discounted using the average of the 1-year and 5-year risk free rate of monetary assets that have comparable maturities. When recovery from an insurance policy is considered probable, a receivable is recorded.
The payments the Company expects to make as of December 31, 2012 for each of the five succeeding years and the aggregate amount thereafter are as follows:

2013	$22,235
2014	11,905
2015	7,781
2016	5,141
2017	3,068
Thereafter	14,506
$64,636

Increased liability balances at December 31, 2012 as compared to December 31, 2011 are due to higher insurance claim severity and frequency primarily within the Company’s general liability insurance. A reconciliation of the expected aggregate undiscounted amount to the amount recognized in the Consolidated Balance Sheets is as follows:

	DECEMBER 31,
	2012	2011
Undiscounted liability	$65,594	$54,010
Less: discount	(958)	(862)
Liability balance	$64,636	$53,148

Discount rates of 0.40% and 0.48% were used for December 31, 2012 and 2011, respectively. The discounted liabilities are presented in the Company’s Consolidated Balance Sheets as follows:

	DECEMBER 31,
	2012	2011
Accrued and other current liabilities	$22,235	$13,573
Other long-term liabilities, net	42,401	39,575

Related Parties	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Parties
Related Parties
T-Bird Nevada, LLC
On February 19, 2009, the Company filed an action in Florida against T-Bird Nevada, LLC (“T-Bird”) and certain of its affiliates (collectively, the “T-Bird Parties”). T-Bird is a limited liability company affiliated with the Company’s California franchisees of Outback Steakhouse restaurants. The action sought payment on a promissory note made by T-Bird that the Company purchased from T-Bird’s former lender, among other remedies. The principal balance on the promissory note, plus accrued and unpaid interest, was approximately $33.3 million at the time it was purchased.
On September 26, 2011, the Company entered into a settlement agreement (the “Settlement Agreement”) with the T-Bird Parties. In accordance with the terms of the Settlement Agreement, T-Bird agreed to pay $33.3 million to the Company, which included $33.2 million to satisfy the T-Bird promissory note that the Company purchased from T-Bird’s former lender. This settlement payment was received in November 2011, and $33.2 million was recorded as Recovery of note receivable from affiliated entity in the Company’s Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2011.
Pursuant to the Settlement Agreement, the Company (through its indirect subsidiary, Outback Steakhouse of Florida, LLC) granted to California Steakhouse Developer, LLC, a T-Bird affiliate, for a period of 20 years, the right to develop and operate Outback Steakhouse restaurants as a franchisee in the State of California as set forth in a development agreement dated November 23, 2011 (the “Development Agreement”).
Additionally, the Company has granted certain T-Bird affiliates (the “T-Bird Entities”) the non-transferable right (the “Put Right”) to require the Company to acquire all of the equity interests in the T-Bird Entities that own Outback Steakhouse restaurants and the rights under the Development Agreement for cash. The closing of the Put Right is subject to certain conditions including the negotiation of a transaction agreement reasonably acceptable to the parties, the absence of dissenters rights being exercised by the equity owners above a specified level and compliance with the Company’s debt agreements. The Put Right is exercisable until August 13, 2013.
If the Put Right is exercised, the Company will pay a purchase price equal to a multiple of the T-Bird Entities’ earnings before interest, taxes, depreciation and amortization, subject to certain adjustments (“Adjusted EBITDA”), for the trailing 12 months, net of liabilities of the T-Bird Entities. The multiple is equal to 75% of the multiple of the Company’s or affiliate’s Adjusted EBITDA reflected in its stock price. The Company has a one-time right to reject the exercise of the Put Right if the transaction would be dilutive to its consolidated earnings per share. In such event, the Put Right is extended until the first anniversary of the Company’s notice to the T-Bird Entities of such rejection. The Company has agreed to waive all rights of first refusal in its franchise arrangements with the T-Bird Entities in connection with a sale of all, and not less than all, of the assets, or at least 75% of the ownership of the T-Bird Entities.
Bain Capital, Catterton, Founders and Board of Directors
Upon completion of the Merger, the Company entered into a management agreement with Kangaroo Management Company I, LLC (the “Management Company”), whose members are the Founders and entities affiliated with Bain Capital and Catterton. In accordance with the terms of the management agreement, the Management Company was to provide management services to the Company until the tenth anniversary of the consummation of the Merger, with one-year extensions thereafter until terminated. The Management Company was to receive an aggregate annual management fee equal to $9.1 million and reimbursement for out-of-pocket and other reimbursable expenses incurred by it, its members, or their respective affiliates in connection with the provision of services pursuant to the agreement.
On May 10, 2012, the Company entered into a first amendment to its management agreement with the Management Company. In accordance with the terms of this amendment, the management agreement terminated immediately prior to the completion of the Company’s initial public offering, and a termination fee of $8.0 million was paid to the Management Company in the third quarter of 2012. Management fees of $13.8 million, $9.4 million and $11.6 million, including the 2012 termination fee, out-of-pocket and other reimbursable expenses, for the years ended December 31, 2012, 2011 and 2010, respectively, were included in General and administrative expenses in the Company’s Consolidated Statements of Operations and Comprehensive Income.
The Company holds an 89.62% interest in OSI/Fleming’s, LLC and a minority interest holder in the Fleming’s Prime Steakhouse and Wine Bar joint venture holds a 7.88% interest in any Fleming’s Prime Steakhouse and Wine Bar restaurants that opened prior to 2009. The remaining 2.50% is owned by AWA III Steakhouses, Inc., which is wholly-owned by a former Chairman of the Board of Directors (through December 31, 2011) and former named executive officer of the Company, through a revocable trust in which he and his wife are the grantors, trustees and sole beneficiaries. The Company assumed the minority interest holder’s 7.88% ownership interest in any Fleming’s Prime Steakhouse and Wine Bar restaurants that opened in 2009 or later and AWA III Steakhouses, Inc.’s interest remains at 2.50% for these restaurants.

Selected Quarterly Financial Data (Unaudited) (Notes)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)
Selected Quarterly Financial Data (Unaudited)
The following tables present selected unaudited quarterly financial data for the periods ending as indicated (in thousands, except per share data):

	MARCH 31, 2012	JUNE 30, 2012	SEPTEMBER 30, 2012	DECEMBER 31, 2012
Revenues	$1,055,626	$980,866	$952,916	$998,387
Income (loss) from operations (1) (2) (3)	90,408	48,720	(11,545)	53,554
Net income (loss) (1) (2) (3) (4)	53,832	20,564	(33,755)	20,663
Net income (loss) attributable to Bloomin’ Brands, Inc. (1) (2) (3) (4)	49,999	17,440	(35,866)	18,398
Net income (loss) attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.47	$0.16	$(0.31)	$0.15
Diluted	$0.47	$0.16	$(0.31)	$0.15

	MARCH 31, 2011	JUNE 30, 2011	SEPTEMBER 30, 2011	DECEMBER 31, 2011
Revenues	$1,001,849	$955,502	$928,275	$955,638
Income from operations (5) (6) (7)	90,693	40,754	21,042	60,963
Net income (5) (6) (7)	58,115	16,443	1,368	33,253
Net income attributable to Bloomin’ Brands, Inc. (5) (6) (7)	54,892	14,003	579	30,531
Net income attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.52	$0.13	$0.01	$0.28
Diluted	$0.52	$0.13	$0.01	$0.28
____________________

(1)	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.

(2)
The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).

(3)	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company’s Cheeseburger in Paradise concept (see Note 13).

(4)
During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).

(5)	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.

(6)
The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).

(7)	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).

Subsequent Events (Notes)	3 Months Ended
Mar. 31, 2013
Subsequent Events [Abstract]
Subsequent events
Subsequent Event
On April 10, 2013, OSI completed a repricing of its senior secured term loan B facility pursuant to the First Amendment to Credit Agreement, Guaranty and Security Agreement, among OSI, OSI HoldCo, Inc., the subsidiary guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, and a syndicate of institutional lenders and financial institutions (the “Credit Agreement” and, as amended, the “Amended Credit Agreement”).
The Amended Credit Agreement replaces OSI’s existing senior secured term loan B facility with a new senior secured term loan B facility (the “New Term Loan B”). The New Term Loan B has the same principal amount outstanding (as of the repricing date) of $975.0 million, maturity date of October 26, 2019, amortization schedule and financial covenants but a lower applicable interest rate than the existing senior secured term loan B facility. Voluntary prepayments made on the principal amount outstanding since the inception of the Credit Agreement will continue to be treated as prepayments for purposes of determining amortization payment and mandatory prepayment requirements under the New Term Loan B.
The Amended Credit Agreement decreased the interest rate applicable to the New Term Loan B to 150 basis points over the Base Rate or 250 basis points over the Eurocurrency Rate and reduced the interest rate floors applicable to the New Term Loan B to 2.00% for the Base Rate and 1.00% for the Eurocurrency Rate.  Prepayments or amendments of the New Term Loan B that constitute a “repricing transaction” (as defined in the Amended Credit Agreement) will be subject to a premium of 1.00% of the New Term Loan B if prepaid or amended on or prior to October 10, 2013. Prepayments and repricings made after October 10, 2013 will not be subject to premium or penalty.
Pursuant to the terms of the Credit Agreement, the Company was required to pay a prepayment penalty of approximately $10.0 million at closing in connection with the repricing transaction. Additional professional fees will also be recorded in the second quarter of 2013 as well as an adjustment of the deferred financing fees and unamortized debt discount based on completion of the Company’s analysis of debt extinguishment or modification treatment for the repricing.

Schedule II (Notes)	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule II Valuation and Qualifying Accounts
SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS (in thousands):

	BALANCE AT THE BEGINNING OF THE PERIOD	CHARGED TO COSTS AND EXPENSES	DEDUCTIONS (1)	BALANCE AT THE END OF THE PERIOD
Year Ended December 31, 2012
Allowance for doubtful accounts (2)	$2,117	$280	$(2,397)	$—
Valuation allowance on deferred income tax assets (3)	35,837	44,260	(7,582)	72,515
	$37,954	$44,540	$(9,979)	$72,515
Year Ended December 31, 2011
Allowance for note receivable for affiliated entity (4)	$33,150	$(33,150)	$—	$—
Allowance for doubtful accounts	2,454	117	(454)	2,117
Valuation allowance on deferred income tax assets	25,886	12,948	(2,997)	35,837
	$61,490	$(20,085)	$(3,451)	$37,954
Year Ended December 31, 2010
Allowance for note receivable for affiliated entity	$33,150	$—	$—	$33,150
Allowance for doubtful accounts	1,697	2,295	(1,538)	2,454
Valuation allowance on deferred income tax assets	21,977	3,909	—	25,886
	$56,824	$6,204	$(1,538)	$61,490
____________________

(1)
Deductions for Allowance for doubtful accounts represent the write off of uncollectible accounts or reductions to allowances previously provided. Deductions for Valuation allowance on deferred income tax assets represent changes in timing differences between periods.

(2)
In 2009, the Company received a promissory note for the full sale price of its Cheeseburger in Paradise concept ($2.0 million), which subsequently became fully reserved in 2010. In the fourth quarter of 2012, the Company collected the outstanding amounts under the terms of the promissory note, which included accrued interest charges, and released the Allowance for doubtful accounts balance in full.

(3)
The charges to the valuation allowance for the year ended December 31, 2012 were primarily due to the tax benefits associated with tax goodwill related to the joint venture and limited partnership interests purchased and the deferred gain recorded for the Sale-Leaseback Transaction. Of the aggregate charges, $15.8 million was recorded in Additional paid-in capital.

(4)
On September 26, 2011, the Company entered into a settlement agreement with the T-Bird Parties to settle all outstanding litigation with T-Bird. In accordance with the terms of the settlement agreement, T-Bird agreed to pay $33.3 million to the Company, which included $33.2 million to satisfy the T-Bird promissory note that the Company purchased from T-Bird’s former lender. The settlement payment was received in November 2011, and $33.2 million was recorded as Recovery of note receivable from affiliated entity in the Company’s Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2011.

Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation
The Company’s consolidated financial statements include the accounts and operations of Bloomin’ Brands and its wholly-owned subsidiaries, including OSI, PRP and New PRP. All intercompany accounts and transactions have been eliminated in consolidation. The Company consolidates variable interest entities in which the Company is deemed to have a controlling financial interest as a result of the Company having: (1) the power to direct the activities that most significantly impact the entity’s economic performance and (2) the obligation to absorb the losses or the right to receive the benefits that could potentially be significant to the variable interest entity. If the Company has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the operations of the variable interest entity are included in the consolidated financial statements (see Note 13).
The Company is a franchisor of 162 restaurants as of December 31, 2012, but does not possess any ownership interests in its franchisees and generally does not provide financial support to franchisees in its typical franchise relationship. These franchise relationships are not deemed variable interest entities and are not consolidated.
The equity method of accounting is used for investments in affiliated companies in which the Company is not in control, the Company’s interest is generally between 20% and 50% and the Company has the ability to exercise significant influence over the entity. The Company’s share of earnings or losses of affiliated companies accounted for under the equity method is recorded in Income from operations of unconsolidated affiliates in its Consolidated Statements of Operations and Comprehensive Income.

Use of Estimates
Use of Estimates
The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated.

Cash and Cash Equivalents		Cash and Cash Equivalents Cash equivalents consist of investments that are readily convertible to cash with an original maturity date of three months or less.
Concentration of Credit Risk
Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and restricted cash. The Company attempts to limit its credit risk by utilizing outside investment managers with major financial institutions that, in turn, invest in United States treasury security funds, certificates of deposit, money market funds, noninterest-bearing accounts and other highly rated investments and marketable securities. At times, cash balances may be in excess of FDIC insurance limits.

Financial Instruments
Financial Instruments
Disclosure of fair value information about financial instruments, whether or not recognized in the Consolidated Balance Sheets, is required for those instruments for which it is practical to estimate that value. Fair value is a market-based measurement.
The Company’s non-derivative financial instruments at December 31, 2012 and 2011 consist of cash equivalents, restricted cash, accounts receivable, accounts payable and current and long-term debt.  The fair values of cash equivalents, restricted cash, accounts receivable and accounts payable approximate their carrying amounts reported in the Consolidated Balance Sheets due to their short duration.  The fair value of debt is determined based on quoted market prices in inactive markets and discounted cash flows of debt instruments, as well as assumptions derived from current conditions in the real estate and credit environments, changes in the underlying collateral and expectations of management. These inputs represent assumptions impacted by economic conditions and management expectations and may change in the future based on period-specific facts and circumstances (see Note 14).

Derivatives
Derivatives
The Company is highly leveraged and exposed to interest rate risk to the extent of its variable-rate debt. The Company manages its interest rate risk by offsetting some of its variable-rate debt with fixed-rate debt, through normal operating and financing activities and, when deemed appropriate, through the use of derivative financial instruments.
The Company’s restaurants are dependent upon energy to operate and are impacted by changes in energy prices, including natural gas. The Company uses derivative instruments to mitigate some of its overall exposure to material increases in natural gas prices. The Company records mark-to-market changes in the fair value of derivative instruments in earnings in the period of change. The Company does not enter into financial instruments for trading or speculative purposes.

Inventories
Inventories
Inventories consist of food and beverages, and are stated at the lower of cost (first-in, first-out) or market. The Company periodically makes advance purchases of various inventory items to ensure adequate supply or to obtain favorable pricing.

Consideration Received from Vendors
Consideration Received from Vendors
The Company receives consideration for a variety of vendor-sponsored programs, such as volume rebates, promotions and advertising allowances. Advertising allowances are intended to offset the Company’s costs of promoting and selling menu items in its restaurants. Vendor consideration is recorded as a reduction of Cost of sales or Other restaurant operating expenses when recognized in the Company’s Consolidated Statements of Operations and Comprehensive Income.

Restricted Cash
Restricted Cash
At December 31, 2012, the current portion of restricted cash of $4.8 million was restricted for the fulfillment of certain provisions in New PRP’s commercial mortgage-backed securities loans, the payment of property taxes and settlement of obligations in a rabbi trust for deferred compensation plans. At December 31, 2011, the current portion of restricted cash of $20.6 million was restricted for the fulfillment of certain provisions in PRP’s commercial mortgage-backed securities loans, the payment of property taxes, the settlement of obligations in a rabbi trust for deferred compensation plans and the settlement of bonus arrangements. Long-term restricted cash at December 31, 2012 of $15.2 million was restricted for the fulfillment of certain provisions in New PRP’s commercial mortgage-backed securities loans. Long-term restricted cash at December 31, 2011 of $3.6 million was restricted for the bonus arrangements.

Property, Fixtures and Equipment
Property, Fixtures and Equipment
Property, fixtures and equipment are stated at cost, net of accumulated depreciation. At the time property, fixtures and equipment are retired, or otherwise disposed of, the asset and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in earnings. The Company expenses repair and maintenance costs that maintain the appearance and functionality of the restaurant but do not extend the useful life of any restaurant asset. Improvements to leased properties are depreciated over the shorter of their useful life or the lease term, which includes renewal periods that are reasonably assured. Depreciation is computed on the straight-line method over the following estimated useful lives:

Buildings and building improvements	20 to 30 years
Furniture and fixtures	5 to 7 years
Equipment	2 to 7 years
Leasehold improvements	5 to 20 years
Capitalized software	3 to 5 years

Operating Leases
Operating Leases
Rent expense for the Company’s operating leases, which generally have escalating rentals over the term of the lease and may include potential rent holidays, is recorded on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured. The initial lease term includes the “build-out” period of the Company’s leases, which is typically before rent payments are due under the terms of the lease. The difference between rent expense and rent paid is recorded as deferred rent and is included in the Consolidated Balance Sheets. Payments received from landlords as incentives for leasehold improvements are recorded as deferred rent and are amortized on a straight-line basis over the term of the lease as a reduction of rent expense. Lease termination fees, if any, and future obligated lease payments for closed locations are recorded as an expense in the period that they are incurred.  Assets and liabilities resulting from the Merger relating to favorable and unfavorable lease amounts are amortized on a straight-line basis to rent expense over the remaining lease term.

Pre-Opening Expenses
Pre-Opening Expenses
Non-capital expenditures associated with opening new restaurants are expensed as incurred and are included in Other restaurant operating expenses in the Company’s Consolidated Statements of Operations and Comprehensive Income.

Impairment or Disposal of Long-Lived Assets
Impairment or Disposal of Long-Lived Assets
The Company assesses the potential impairment of amortizable intangibles, including trademarks, franchise agreements and net favorable leases, and other long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In evaluating long-lived restaurant assets for impairment, the Company considers a number of factors such as:

•	A significant change in market price;

•	A significant adverse change in the manner in which a long-lived asset is being used;

•	New laws and government regulations or a significant adverse change in business climate that adversely affect the value of a long-lived asset;

•	A current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life; and

•
A current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection that demonstrates continuing losses associated with the use of the underlying long-lived asset.

If the aforementioned factors indicate that the Company should review the carrying value of the restaurant’s long-lived assets, the Company performs a two-step impairment analysis. Each Company-owned restaurant is evaluated individually for impairment since that is the lowest level at which identifiable cash flows can be measured independently from cash flows of other asset groups. If the total future undiscounted cash flows expected to be generated by the assets are less than its carrying amount, as prescribed by step one testing, recoverability is measured in step two by comparing the fair value of the assets to its carrying amount. Should the carrying amount exceed the asset’s estimated fair value, an impairment loss is charged to earnings. Restaurant fair value is determined based on estimates of discounted future cash flows; and impairment charges primarily occur as a result of the carrying value of a restaurant’s assets exceeding its estimated fair market value, primarily due to anticipated closures or declining future cash flows from lower projected future sales at existing locations.
The Company incurred total long-lived asset impairment charges and restaurant closing expense of $13.0 million, $14.0 million and $5.2 million for the years ended December 31, 2012, 2011 and 2010, respectively (see Note 14). All impairment charges are recorded in Provision for impaired assets and restaurant closings in the Company’s Consolidated Statements of Operations and Comprehensive Income.
The Company’s judgments and estimates related to the expected useful lives of long-lived assets are affected by factors such as changes in economic conditions and changes in operating performance and expected use. As the Company assesses the ongoing expected cash flows and carrying amounts of its long-lived assets, these factors could cause it to realize a material impairment charge. The Company uses the straight-line method to amortize definite-lived intangible assets.
Restaurant sites and certain other assets to be sold are included in assets held for sale when certain criteria are met, including the requirement that the likelihood of selling the assets within one year is probable. For assets that meet the held for sale criteria, the Company separately evaluates whether the assets also meet the requirements to be reported as discontinued operations. If the Company no longer had any significant continuing involvement with respect to the operations of the assets and cash flows were discontinued, it would classify the assets and related results of operations as discontinued. Assets whose sale is not probable within one year remain in Property, fixtures and equipment until their sale is probable within one year. The Company had $2.4 million and $1.3 million of assets held for sale as of December 31, 2012 and 2011, respectively, recorded in Other current assets, net.
Generally, restaurant closure costs are expensed as incurred. When it is probable that the Company will cease using the property rights under a non-cancelable operating lease, it records a liability for the net present value of any remaining lease obligations net of estimated sublease income that can reasonably be obtained for the property. The associated expense is recorded in Provision for impaired assets and restaurant closings in the Company’s Consolidated Statements of Operations and Comprehensive Income.  Any subsequent adjustments to the liability from changes in estimates are recorded in the period incurred.

Goodwill and Indefinite-Lived Intangible Assets
Goodwill and Indefinite-Lived Intangible Assets
The Company’s indefinite-lived intangible assets consist of goodwill and trade names. Goodwill represents the residual after allocation of the purchase price to the individual fair values and carryover basis of assets acquired. On an annual basis (during the second quarter of the fiscal year) or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable, the Company reviews the recoverability of goodwill and indefinite-lived intangible assets. The impairment test for goodwill involves comparing the fair value of the reporting units to their carrying amounts. If the carrying amount of a reporting unit exceeds its fair value, a second step is required to measure a goodwill impairment loss, if any. This step revalues all assets and liabilities of the reporting unit to their current fair values and then compares the implied fair value of the reporting unit’s goodwill to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess. The impairment test for trade names involves comparing the fair value of the trade name, as determined through a relief from royalty method, to its carrying value.
Impairment indicators that may necessitate goodwill impairment testing in between the Company’s annual impairment tests include the following:

•	a significant decline in the Company’s expected future cash flows;

•	a significant adverse change in legal factors or in the business climate;

•	unanticipated competition;

•	the testing for recoverability of a significant asset group within a reporting unit; and

•	slower growth rates.
Impairment indicators that may necessitate indefinite-lived intangible asset impairment testing in between the Company’s annual impairment tests are consistent with those of its long-lived assets.
The Company performed its annual impairment test in the second quarter of 2012 and determined at that time that none of its five reporting units with remaining goodwill were at risk for goodwill impairment since the fair value of each reporting unit was substantially in excess of its carrying amount. The Company did not record any goodwill or indefinite-lived intangible asset impairment charges during the years ended December 31, 2012, 2011 and 2010.
Sales declines at the Company’s restaurants, unplanned increases in health insurance, commodity or labor costs, deterioration in overall economic conditions and challenges in the restaurant industry may result in future impairment charges. It is possible that changes in circumstances or changes in management’s judgments, assumptions and estimates could result in an impairment charge of a portion or all of its goodwill or other intangible assets.

Construction in Progress
Construction in Progress
The Company capitalizes direct and indirect internal costs clearly associated with the acquisition, development, design and construction of Company-owned restaurant locations as these costs have a future benefit to the Company. Upon restaurant opening, these costs are depreciated and charged to expense based upon their classification within Property, fixtures and equipment. Internal costs of $2.4 million were capitalized during the year ended December 31, 2012. Internal costs incurred for the years ended December 31, 2011 and 2010 were not material to the Company’s consolidated financial statements. The amount of interest capitalized in connection with restaurant construction was immaterial in all periods.

Deferred Financing Fees
Deferred Financing Fees
The Company capitalizes deferred financing fees related to the issuance of debt obligations. The Company amortizes deferred financing fees to interest expense over the terms of the respective financing arrangements using the effective interest method or the straight-line method.

Liquor Licenses
Liquor Licenses
The costs of obtaining non-transferable liquor licenses directly issued by local government agencies for nominal fees are expensed as incurred. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in Other assets, net.  Annual liquor license renewal fees are expensed over the renewal term.

Revenue Recognition
Revenue Recognition
The Company records food and beverage revenues upon sale. Initial and developmental franchise fees are recognized as income once the Company has substantially performed all of its material obligations under the franchise agreement, which is generally upon the opening of the franchised restaurant. Continuing royalties, which are a percentage of net sales of the franchisee, are recognized as income when earned. Franchise-related revenues are included in Other revenues in the Consolidated Statements of Operations and Comprehensive Income.
The Company defers revenue for gift cards, which do not have expiration dates, until redemption by the customer. The Company also recognizes gift card “breakage” revenue for gift cards when the likelihood of redemption by the customer is remote, which the Company determined are those gift cards issued on or before three years prior to the balance sheet date. The Company recorded breakage revenue of $13.3 million, $11.1 million and $11.0 million for the years ended December 31, 2012, 2011 and 2010, respectively. Breakage revenue is recorded as a component of Restaurant sales in the Consolidated Statements of Operations and Comprehensive Income.
Gift cards sold at a discount are recorded as revenue upon redemption of the associated gift cards at an amount net of the related discount. Gift card sales commissions paid to third-party providers are initially capitalized and subsequently recognized as Other restaurant operating expenses upon redemption of the associated gift card. Deferred expenses were $10.9 million and $9.7 million as of December 31, 2012 and 2011, respectively, and were reflected in Other current assets, net in the Company’s Consolidated Balance Sheets. Gift card sales that are accompanied by a bonus gift card to be used by the customer at a future visit result in a separate deferral of a portion of the original gift card sale. Revenue is recorded when the bonus card is redeemed at a value based on the estimated fair market value of the bonus card.
The Company collects and remits sales, food and beverage, alcoholic beverage and hospitality taxes on transactions with customers and reports such amounts under the net method in its Consolidated Statements of Operations and Comprehensive Income. Accordingly, these taxes are not included in gross revenue.

Advertising Costs		Advertising Costs Advertising production costs are expensed in the period when the advertising first occurs. All other advertising costs are expensed in the period in which the costs are incurred.
Research and Development Expenses
Research and Development Expenses
Research and development expenses, are expensed as incurred and are reported in General and administrative expense in the Consolidated Statements of Operations and Comprehensive Income.

Foreign Currency Translation and Transactions
Foreign Currency Translation and Transactions
For all significant non-U.S. operations, the functional currency is the local currency. Assets and liabilities of those operations are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rates for the reporting period. The effect of gains and (losses) from translation adjustments of approximately $7.5 million, ($2.7) million and $4.6 million are included as a separate component of Accumulated other comprehensive loss in the Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2012, 2011 and 2010, respectively. Accumulated other comprehensive loss contained only foreign currency translation adjustments as of December 31, 2012 and 2011.
Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid. A change in exchange rates between the U.S dollar and the currency in which a transaction is denominated increases or decreases the expected amount of cash flows in U.S. dollars upon settlement of the transaction. This increase or decrease is a foreign currency transaction gain or loss that generally will be included in determining net income for the period in which the exchange rate changes. Similarly, a transaction gain or loss, measured from the transaction date or the most recent intervening balance sheet date, whichever is later, realized upon settlement of a foreign currency transaction generally will be included in determining net income for the period in which the transaction is settled.
Foreign currency transaction losses and gains are recorded in Other (expense) income, net in the Company’s Consolidated Statements of Operations and Comprehensive Income and were a net (loss) gain of $(0.1) million, $0.8 million and $3.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes
Income Taxes
Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in the tax rate is recognized in income in the period that includes the enactment date of the rate change.
The Company maintains a valuation allowance to reduce its deferred income tax assets to the amount that is more likely than not to be realized. The Company has considered future taxable income and ongoing feasible tax planning strategies in assessing the need for the valuation allowance. Judgments made regarding future taxable income may change due to changes in market conditions, changes in tax laws or other factors. If the assumptions and estimates change in the future, the valuation allowance may increase or decrease, resulting in a respective increase or decrease in income tax expense.
The Noncontrolling interests do not include a provision or liability for income taxes for affiliated entities that are subject to domestic tax jurisdictions, as any tax liability related thereto is the responsibility of the holder of the noncontrolling interest.

Employee Partner Payments and Buyouts
Employee Partner Payments and Buyouts
The managing partner of each Company-owned domestic restaurant and the chef partner of each Fleming’s Prime Steakhouse and Wine Bar and Roy’s Company-owned domestic restaurant, as well as area operating partners, generally receive distributions or payments for providing management and supervisory services to their restaurants based on a percentage of their associated restaurants’ monthly cash flows. The expense associated with the monthly payments for managing and chef partners is included in Labor and other related expenses, and the expense associated with the monthly payments for area operating partners is included in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.
Managing and chef partners that are eligible to participate in a deferred compensation program receive an unsecured promise of a cash contribution (see Note 4). An area operating partner’s interest in the partnership (the “Management Partnership”) that provides management and supervisory services to his or her restaurant may be purchased, at the Company’s option, after the restaurant has been open for a five-year period based on the terms specified in the agreement. For those area operating partners with restaurants that opened on or after January 1, 2012, a bonus will be paid after the restaurant has been open for a five-year period based on the terms specified in the agreement.  The Company estimates future bonuses and purchases of area operating partners’ interests, as well as deferred compensation obligations to managing and chef partners, using current and historical information on restaurant performance and records the partner obligations in Partner deposits and accrued partner obligations in its Consolidated Balance Sheets. In the period the Company pays an area operating partner bonus or purchases the area operating partner’s interests, an adjustment is recorded to recognize any remaining expense associated with the bonus or purchase and reduce the related accrued buyout liability. Deferred compensation expenses for managing and chef partners are included in Labor and other related expenses and bonus and buyout expenses for area operating partners are included in General and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Share-based Compensation, Option and Incentive Plans Policy
The PSUs vest over a period of four years following the date of grant, and 25% of the grant is earned or forfeited on each grant anniversary date, subject to certification of the performance criteria by the Compensation Committee of the Board of Directors. The number of units that actually vest will be determined for each year based on the achievement of certain Company performance criteria set forth in the award agreement and may range from zero to 200% of the annual target grant. PSUs that do not vest based on failure to satisfy the stated performance criteria for any annual period are forfeited. In addition to the satisfaction of the performance criteria for the PSUs, vesting is dependent upon continued service with forfeiture of all unvested PSUs upon termination, unless in the case of death or disability, in which case a pro rata portion of the target number of PSUs are eligible to immediately vest based on actual performance during the performance period. The PSUs are settled in shares of common stock. Holders will receive one share of common stock for each performance-based share unit that vests. The fair value of PSUs is based on the closing price of the Company’s common stock on the grant date. Compensation expense for PSUs is recognized over the vesting period when it is probable the performance criteria will be achieved.

Stock-based Compensation
Upon completion of the Company’s initial public offering, the Bloomin’ Brands, Inc. 2012 Incentive Award Plan (the “2012 Equity Plan”) was adopted, and no further awards will be made under the Company’s 2007 Equity Incentive Plan (the “2007 Equity Plan”). The 2012 Equity Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards to Company management and other key employees. The Company accounts for its stock-based employee compensation using a fair value-based method of accounting.
The Company uses the Black-Scholes option pricing model to estimate the weighted-average grant date fair value of stock options granted. Expected volatilities are based on historical volatilities of the stock of comparable companies. The expected term of options granted represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Results may vary depending on the assumptions applied within the model. Restricted stock awards are issued and measured at market value on the date of grant. The benefits of tax deductions in excess of recognized compensation cost, if any, are reported as a financing cash flow.

Net Income Attributable to Bloomin' Brands, Inc. Per Common Share
Net Income Attributable to Bloomin’ Brands, Inc. Per Common Share
Basic net income per common share is computed on the basis of the weighted average number of common shares that were outstanding during the period. Diluted net income per share includes the dilutive effect of common stock equivalents consisting of restricted stock and stock options, using the treasury stock method. Performance-based restricted stock and stock options are considered dilutive when the related performance criterion has been met.

Segment Reporting
Segment Reporting
The Company operates restaurants under five brands that have similar economic characteristics, nature of products and services, class of customer and distribution methods, and the Company believes it meets the criteria for aggregating its six operating segments, which are the five brands and the Company’s international Outback Steakhouse operations, into a single reporting segment in accordance with the applicable accounting guidance.

Reclassifications
Reclassifications
The Company has reclassified certain items in the accompanying consolidated financial statements for prior periods to be comparable with the classification for the fiscal year ended December 31, 2012. These reclassifications had no effect on previously reported net income.

Recently Adopted Financial Accounting Standards
In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2011-11”), which enhances current disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset on the statement of financial position. The guidance requires the Company to provide both net and gross information for these assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU No. 2013-01”), to limit the scope of the new balance sheet offsetting disclosure requirements to derivatives (including bifurcated embedded derivatives), repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions. Both ASU No. 2011-11 and ASU No. 2013-01 are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods with retrospective application required. The adoption of ASU No. 2011-11 and ASU No. 2013-01 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.
In July 2012, the FASB issued ASU No. 2012-02, “Intangibles-Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU No. 2012-02”), which permits an entity to make a qualitative assessment of whether it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying value before applying the two-step quantitative impairment test. If it is determined through the qualitative assessment that an indefinite-lived intangible asset’s fair value is more likely than not greater than its carrying value, the remaining impairment steps would be unnecessary. The qualitative assessment is optional, allowing entities to go directly to the quantitative assessment. ASU No. 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The adoption of ASU No. 2012-02 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.
In February 2013, the FASB issued ASU No. 2013-02, “Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income” (“ASU No. 2013-02”), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required to be reclassified to net income in its entirety in the same reporting period. For amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other required disclosures that provide additional detail about those amounts. ASU No. 2013-02 is effective for the Company prospectively for reporting periods beginning after December 15, 2012. The adoption of ASU No. 2013-02 on January 1, 2013 did not have an impact on the Company’s financial position, results of operations or cash flows.

Recently Adopted Financial Accounting Standards
In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”), that establishes a number of new requirements for fair value measurements. These include: (i) a prohibition on grouping financial instruments for purposes of determining fair value, except when an entity manages market and credit risks on the basis of the entity’s net exposure to the group; (ii) an extension of the prohibition against the use of a blockage factor to all fair value measurements (that prohibition currently applies only to financial instruments with quoted prices in active markets); and (iii) a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. Additionally, for items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 on January 1, 2012 increased the Company’s fair value disclosure requirements but did not have an impact on the Company’s financial position, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU No. 2011-05”), that eliminates the option to report other comprehensive income and its components in the statement of changes in equity. Instead, the new guidance requires the Company to present the components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements.  While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance.  ASU No. 2011-05 must be applied retrospectively and is effective for public companies during the interim and annual periods beginning after December 15, 2011. Additionally, in December 2011, the FASB issued ASU No. 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU No. 2011-12”), which indefinitely defers the requirement in ASU No. 2011-05 to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. The deferral of the presentation requirements does not impact the effective date of the other requirements in ASU No. 2011-05. During the deferral period, the existing requirements in generally accepted accounting principles in the United States for the presentation of reclassification adjustments must continue to be followed. ASU No. 2011-12 is effective for public companies during the interim and annual periods beginning after December 15, 2011.  The adoption of ASU No. 2011-05 and ASU No. 2011-12 on January 1, 2012 did not have an impact on the Company’s financial position, results of operations or cash flows as the guidance only requires a presentation change to comprehensive income.
In September 2011, the FASB issued ASU No. 2011-08, “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU No. 2011-08”), which permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying the two-step quantitative goodwill impairment test. If it is determined through the qualitative assessment that a reporting unit’s fair value is more likely than not greater than its carrying value, the remaining impairment steps would be unnecessary. The qualitative assessment is optional, allowing entities to go directly to the quantitative assessment. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed in fiscal years beginning after December 15, 2011. The adoption of this guidance on January 1, 2012 did not have an impact on the Company’s financial position, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-10, “Property, Plant, and Equipment (Topic 360): Derecognition of in Substance Real Estate—a Scope Clarification” (“ASU No. 2011-10”), which applies to a parent company that ceases to have a controlling financial interest in a subsidiary, that is in substance real estate, as a result of a default on the subsidiary’s nonrecourse debt. The new guidance emphasizes that the parent should only deconsolidate the real estate subsidiary when legal title to the real estate is transferred to the lender and the related nonrecourse debt has been extinguished. If the reporting entity ceases to have a controlling financial interest under subtopic 810-10, the reporting entity would continue to include the real estate, debt, and the results of the subsidiary’s operations in its consolidated financial statements until legal title to the real estate is transferred to legally satisfy the debt. This standard is effective for public companies during the annual and interim periods beginning on or after June 15, 2012. The adoption of this guidance on July 1, 2012 did not have an impact on the Company’s financial statements.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Property, fixtures and equipment
Depreciation is computed on the straight-line method over the following estimated useful lives:

Buildings and building improvements	20 to 30 years
Furniture and fixtures	5 to 7 years
Equipment	2 to 7 years
Leasehold improvements	5 to 20 years
Capitalized software	3 to 5 years
Property, fixtures and equipment, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Land	$262,378	$329,143
Buildings and building improvements	917,243	1,013,618
Furniture and fixtures	303,304	263,266
Equipment	422,069	362,649
Leasehold improvements	396,101	369,726
Construction in progress	32,646	22,011
Less: accumulated depreciation	(827,706)	(724,515)
	$1,506,035	$1,635,898

Stockholders' Equity (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Schedule of earnings per share, basic and diluted
The computation of basic and diluted earnings per common share is as follows (in thousands, except per share amounts):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Net income attributable to Bloomin’ Brands, Inc.	$63,223	$49,999

Basic weighted average common shares outstanding	121,238	106,332

Effect of diluted securities:
Stock options	5,064	591
Unvested restricted stock	205	135
Diluted weighted average common shares outstanding	126,507	107,058

Basic earnings per share	$0.52	$0.47
Diluted earnings per share	$0.50	$0.47

The computation of basic and diluted net income per common share is as follows (in thousands, except per share amounts):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net income attributable to Bloomin’ Brands, Inc.	$49,971	$100,005	$52,968

Basic weighted average common shares outstanding	111,999	106,224	105,968

Effect of diluted securities:
Stock options	2,738	399	—
Unvested restricted stock	84	66	—
Diluted weighted average common shares outstanding	114,821	106,689	105,968

Basic net income attributable to Bloomin’ Brands, Inc. per common share	$0.45	$0.94	$0.50
Diluted net income attributable to Bloomin’ Brands, Inc. per common share	$0.44	$0.94	$0.50

Schedule of antidilutive securities excluded from computation of earnings per share
Dilutive securities outstanding not included in the computation of earnings per share because their effect was antidilutive were as follows (in thousands):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Stock options	2,071	550

Dilutive securities outstanding not included in the computation of net income attributable to Bloomin’ Brands, Inc. per common share because their effect was antidilutive were as follows (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Stock options	1,092	550	2,576

Consolidation, less than wholly owned subsidiary, parent ownership interest, effects of changes, net
The following table sets forth the effect of these transactions on stockholders’ equity attributable to Bloomin’ Brands, Inc. (in thousands):

	NET INCOME ATTRIBUTABLE TO BLOOMIN’ BRANDS, INC. AND TRANSFERS TO NONCONTROLLING INTERESTS

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net income attributable to Bloomin’ Brands, Inc.	$49,971	$100,005	$52,968
Transfers to noncontrolling interests:
Decrease in Bloomin’ Brands, Inc. additional paid-in capital for purchase of
joint venture and limited partnership interests	(39,696)	—	—
Change from net income attributable to Bloomin’ Brands, Inc. and transfers to	$10,275	$100,005	$52,968
noncontrolling interests

Stock-based and Deferred Compensation Plans (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of share-based compensation, stock options, activity
The following table presents a summary of the Company’s stock option activity for the year ended December 31, 2012 (in thousands, except exercise price and contractual life):

	OPTIONS	WEIGHTED- AVERAGE EXERCISE PRICE	WEIGHTED- AVERAGE REMAINING CONTRACTUAL LIFE (YEARS)	AGGREGATE INTRINSIC VALUE
Outstanding at December 31, 2011	11,943	$7.50	7.5	$53,989
Granted	872	14.23
Exercised	(136)	6.50
Forfeited or expired	(300)	7.20
Outstanding at December 31, 2012	12,379	$7.99	6.7	$94,710
Exercisable at December 31, 2012	7,293	$7.41	6.0	$60,026

Schedule of assumptions used to calculate fair value of options
The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	THREE MONTHS ENDED MARCH 31,
	2013	2012
Weighted-average risk-free interest rate	1.09%	1.15%
Dividend yield	—%	—%
Expected term	6.3 years	6.5 years
Weighted-average volatility	48.6%	55.5%

The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Weighted-average risk-free interest rate	1.11%	2.09%	1.95%
Dividend yield	—%	—%	—%
Expected term	6.5 years	6.5 years	6.5 years
Weighted-average volatility	48.6%	54.8%	73.9%

Schedule of share-based compensation, restricted stock, activity
Restricted Stock

	NUMBER OF RESTRICTED STOCK AWARDS (in thousands)	WEIGHTED-AVERAGE GRANT DATE FAIR VALUE PER AWARD
Restricted stock outstanding at December 31, 2011	239	$10.00
Granted	314	14.69
Vested	(218)	10.00
Forfeited	(36)	11.93
Restricted stock outstanding at December 31, 2012	299	$14.69

Schedule of share-based compensation, nonvested share, activity
The following table presents a summary of the Company’s stock-based compensation activity for the three months ended March 31, 2013 (in thousands):

	STOCK OPTIONS	RESTRICTED STOCK AWARDS	PERFORMANCE-BASED SHARE UNITS (1)
Outstanding at December 31, 2012	12,379	299	—
Granted	1,282	219	52
Exercised or vested	(1,212)	(3)	—
Forfeited or expired	(243)	(10)	(4)
Outstanding at March 31, 2013	12,206	505	48
________________

(1)
Share unit amounts represent the target number of PSUs considered granted for accounting recognition based on the establishment of performance targets for future years. The actual number of shares that will be earned upon vesting is dependent upon actual performance and may range from zero to 200% of the target number of shares.

Other Current Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Current Assets Disclosure [Abstract]
Schedule of other current assets, net
Other current assets, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Prepaid expenses	$23,186	$18,113
Accounts receivable - vendors, net	38,459	48,568
Accounts receivable - franchisees, net	2,019	2,396
Accounts receivable - other, net	7,498	11,869
Other current assets, net	32,159	23,427
	$103,321	$104,373

Property, Fixtures and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Schedule of property, fixtures and equipment, net
Depreciation is computed on the straight-line method over the following estimated useful lives:

Buildings and building improvements	20 to 30 years
Furniture and fixtures	5 to 7 years
Equipment	2 to 7 years
Leasehold improvements	5 to 20 years
Capitalized software	3 to 5 years
Property, fixtures and equipment, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Land	$262,378	$329,143
Buildings and building improvements	917,243	1,013,618
Furniture and fixtures	303,304	263,266
Equipment	422,069	362,649
Leasehold improvements	396,101	369,726
Construction in progress	32,646	22,011
Less: accumulated depreciation	(827,706)	(724,515)
	$1,506,035	$1,635,898

Investment in Equity Method Investee (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Investment in Equity Method Investee [Abstract]
Schedule of Equity Method Investments [Table Text Block]
The following table presents summarized financial information for 100% of the Brazilian Joint Venture for the periods ending as indicated (in thousands):

	THREE MONTHS ENDED
	MARCH 31,
	2013	2012
Net revenue from sales	$65,933	$58,564
Gross profit	45,323	40,824
Income from continuing operations	7,077	8,147
Net income	4,764	4,808

The following tables present summarized financial information for 100% of the Brazilian Joint Venture for the periods ending as indicated (in thousands):

	DECEMBER 31,
	2012	2011
Current assets	$33,269	$26,882
Noncurrent assets	72,214	63,458
Current liabilities	24,546	20,516
Noncurrent liabilities	16,997	10,694

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Net revenue from sales	$246,819	$225,720	$161,860
Gross profit	172,011	153,377	112,647
Income from continuing operations	24,268	24,507	18,980
Net income	11,151	13,547	11,300

Goodwill and Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of goodwill
The change in goodwill for the years ended December 31, 2012 and 2011 is as follows (in thousands):

	2012	2011
Balance as of January 1:
Goodwill	$1,059,051	$1,059,051
Accumulated purchase accounting adjustments	3,604	3,604
Accumulated impairment losses	(784,636)	(784,636)
Cumulative translation adjustments	(8,197)	(8,118)
Accumulated disposal adjustments	(1,050)	—
	268,772	269,901

Translation adjustments	2,200	(79)
Disposal adjustment	—	(1,050)

Balance as of December 31:
Goodwill	1,059,051	1,059,051
Accumulated purchase accounting adjustments	3,604	3,604
Accumulated impairment losses	(784,636)	(784,636)
Cumulative translation adjustments	(5,997)	(8,197)
Accumulated disposal adjustments	(1,050)	(1,050)
	$270,972	$268,772

Schedule of indefinite-lived and finite-lived intangible assets
Intangible assets, net, consisted of the following (in thousands):

	WEIGHTED AVERAGE AMORTIZATION PERIOD (YEARS)	DECEMBER 31,
		2012	2011
Trade names (gross)	Indefinite	$413,000	$413,000
Trademarks (gross)	16	87,831	87,531
Less: accumulated amortization		(22,529)	(18,454)
Net trademarks		65,302	69,077
Favorable leases (gross, lives ranging from 0.8 to 25 years)	11	95,514	99,391
Less: accumulated amortization		(38,934)	(34,752)
Net favorable leases		56,580	64,639
Franchise agreements (gross)	8	17,385	17,385
Less: accumulated amortization		(7,410)	(6,073)
Net franchise agreements		9,975	11,312
Other intangibles (gross)	4	9,099	8,547
Less: accumulated amortization		(2,177)	(427)
Net other intangibles		6,922	8,120
Intangible assets, less total accumulated amortization of $71,051 and
$59,706 at December 31, 2012 and 2011, respectively		$551,779	$566,148

Other Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Schedule of other assets, noncurrent
Other assets, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Company-owned life insurance	$59,787	$51,955
Deferred financing fees, net of accumulated amortization of $8,890 and $66,275
at December 31, 2012 and 2011, respectively	15,097	19,988
Liquor licenses	26,002	25,545
Other assets	44,546	38,677
	$145,432	$136,165

Accrued and Other Current Liabilities (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Payables and Accruals [Abstract]
Schedule of accrued and other current liabilities
Accrued and other current liabilities consisted of the following (in thousands):

	MARCH 31,	DECEMBER 31,
	2013	2012
Accrued payroll and other compensation	$84,569	$108,612
Accrued insurance	23,283	22,235
Other current liabilities	65,809	61,437
	$173,661	$192,284

Accrued and other current liabilities consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Accrued payroll and other compensation	$108,612	$117,013
Accrued insurance	22,235	19,284
Other current liabilities	61,437	75,189
	$192,284	$211,486

Long-term Debt, Net (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Schedule of long-term debt, net
Long-term debt, net consisted of the following (in thousands):

	MARCH 31,	DECEMBER 31,
	2013	2012
Senior secured term loan B facility, interest rate of 4.75% at March 31, 2013 and December 31, 2012 (1) (2)	$975,000	$1,000,000
Mortgage loan, weighted average interest rates of 3.99% and 3.98% at March 31, 2013 and December 31, 2012, respectively (3)	317,621	319,574
First mezzanine loan, interest rate of 9.00% at March 31, 2013 and December 31, 2012 (3)	86,800	87,048
Second mezzanine loan, interest rate of 11.25% at March 31, 2013 and December 31, 2012 (3)	87,103	87,273
Other notes payable, uncollateralized, interest rates ranging from 0.62% to 7.00% and from 0.63% to 7.00% at March 31, 2013 and December 31, 2012, respectively (2)	7,213	9,848
Sale-leaseback obligations (2)	2,375	2,375
Capital lease obligations (2)	1,886	2,112
	1,477,998	1,508,230
Less: current portion of long-term debt	(13,167)	(22,991)
Less: debt discount	(13,137)	(13,790)
Long-term debt, net	$1,451,694	$1,471,449
________________

(1)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at an interest rate of 5.75%.

(2)	Represents obligations of OSI.

(3)	Represents obligations of New PRP (as defined below).

Long-term debt, net consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Senior secured term loan B facility, interest rate of 4.75% at December 31, 2012 (1) (2)	$1,000,000	$—
Senior secured term loan facility, interest rate of 2.63% at December 31, 2011 (1) (3)	—	1,014,400
Senior secured pre-funded revolving credit facility, interest rate of 2.63% at December 31, 2011 (1)	—	33,000
Mortgage loan, weighted average interest rate of 3.98% at December 31, 2012 (4)	319,574	—
First mezzanine loan, interest rate of 9.00% at December 31, 2012 (4)	87,048	—
Second mezzanine loan, interest rate of 11.25% at December 31, 2012 (4)	87,273	—
Note payable, weighted average interest rate of 0.98% at December 31, 2011 (4)	—	466,319
First mezzanine note, interest rate of 3.28% at December 31, 2011 (4)	—	88,900
Second mezzanine note, interest rate of 3.53% at December 31, 2011 (4)	—	123,190
Third mezzanine note, interest rate of 3.54% at December 31, 2011 (4)	—	49,095
Fourth mezzanine note, interest rate of 4.53% at December 31, 2011 (4)	—	48,113
Senior notes, interest rate of 10.00% at December 31, 2011 (1)	—	248,075
Other notes payable, uncollateralized, interest rates ranging from 0.63% to 7.00% and from 0.76% to 7.00% at December 31, 2012 and 2011, respectively (1)	9,848	9,094
Sale-leaseback obligations (1)	2,375	2,375
Capital lease obligations (1)	2,112	2,520
Guaranteed debt, interest rate of 2.65% at December 31, 2011 (1)	—	24,500
	1,508,230	2,109,581
Less: current portion of long-term debt	(22,991)	(332,905)
Less: guaranteed debt	—	(24,500)
Less: debt discount	(13,790)	(291)
Long-term debt, net	$1,471,449	$1,751,885
____________________

(1)	Represents obligations of OSI.

(2)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at 5.75%.

(3)	At December 31, 2011, $61.9 million of OSI’s outstanding senior secured term loan facility was at 4.50%.

(4)	Represents obligations of New PRP as of December 31, 2012 and obligations of PRP as of December 31, 2011.

Schedule of maturities of long-term debt
The aggregate mandatory principal payments of total consolidated debt outstanding at December 31, 2012, for the next five years, are summarized as follows (in thousands):

2013	$25,604
2014	23,694
2015	21,547
2016	21,709
2017	463,301
Thereafter	952,375
Total	$1,508,230

Other Long-term Liabilities, Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Schedule of other long-term liabilities, net
Other long-term liabilities, net, consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Accrued insurance liability	$42,401	$39,575
Unfavorable leases, net of accumulated amortization of $21,625 and $18,891 at December 31, 2012 and 2011, respectively	57,359	62,012
PEP and Supplemental PEP obligations	102,206	93,877
Deferred gain on Sale-Leaseback Transaction, net of accumulated amortization of $1,610 at December 31, 2012	39,149	—
Other long-term liabilities	23,129	23,288
	$264,244	$218,752

Fair Value Measurements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Schedule of money market funds measured at fair value on a recurring basis
The following table presents the Company’s money market funds measured at fair value on a recurring basis as of December 31, 2011, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	TOTAL
	DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Money market funds - cash equivalents	$30,208	$30,208	$—	$—
Money market funds - restricted cash	7,499	7,499	—	—
Total recurring fair value measurements	$37,707	$37,707	$—	$—

Schedule of losses related to long lived assets held and used
The following tables present losses related to the Company’s assets and liabilities that were measured at fair value on a nonrecurring basis during the three months ended March 31, 2013 and 2012 aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	MARCH 31, 2013
		REMAINING FAIR VALUE			THREE MONTHS ENDED MARCH 31, 2013
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$4,434	$—	$3,383	$1,051	$1,082

	MARCH 31, 2012
		REMAINING FAIR VALUE			THREE MONTHS ENDED MARCH 31, 2012
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$864	$—	$650	$214	$3,884

The following tables present losses related to the Company’s assets and liabilities that were measured at fair value on a nonrecurring basis during the years ended December 31, 2012 and 2011, aggregated by the level in the fair value hierarchy within which those measurements fall (in thousands):

	YEAR ENDED
	DECEMBER 31, 2012	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$6,178	$—	$3,585	$2,593	$10,584

	YEAR ENDED
	DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL LOSSES
Long-lived assets held and used	$30,840	$29,455	$—	$1,385	$11,593

Schedule of quantitative information related to unobservable inputs used in Level 3 fair value measurements for impairment of loss
The following table presents quantitative information related to the range of unobservable inputs used in the Company’s Level 3 fair value measurements for the impairment losses incurred in the three months ended March 31, 2013 and 2012:

	THREE MONTHS ENDED MARCH 31,
UNOBSERVABLE INPUT	2013	2012
Weighted-average cost of capital	9.5%	11.2%
Long-term growth rates	2.0%	3.0%
Annual revenue growth rates (1)	2.4% - 3.0%	(8.7)% - 3.0%
________________

(1)	Weighted averages of the annual revenue growth rates unobservable input range for the three months ended March 31, 2013 and 2012 were 2.6% and 2.4%, respectively.

The following table presents quantitative information related to the unobservable inputs used in the Company’s Level 3 fair value measurements for the impairment loss incurred in the year ended December 31, 2012:

UNOBSERVABLE INPUT	RANGE
Weighted-average cost of capital (1)	9.5% - 11.2%
Long-term growth rates	3.0%
Annual revenue growth rates (2)	(8.7)% - 4.3%
____________________

(1)	Weighted average of the costs of capital unobservable input range for the year ended December 31, 2012 was 10.8%.

(2)	Weighted average of the annual revenue growth rate unobservable input range for the year ended December 31, 2012 was 2.6%.

Schedule of carrying value and fair value of financial instruments
The following tables include the carrying value and fair value of the Company’s financial instruments at March 31, 2013 and December 31, 2012 aggregated by the level in the fair value hierarchy in which those measurements fall (in thousands):

	MARCH 31, 2013
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$975,000	$—	$985,969	$—
Mortgage loan (2)	317,621	—	—	334,927
First mezzanine loan (2)	86,800	—	—	90,133
Second mezzanine loan (2)	87,103	—	—	91,284
Other notes payable (1)	7,213	—	—	6,738

	DECEMBER 31, 2012
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$1,000,000	$—	$1,010,000	$—
Mortgage loan (2)	319,574	—	—	334,678
First mezzanine loan (2)	87,048	—	—	90,371
Second mezzanine loan (2)	87,273	—	—	91,423
Other notes payable (1)	9,848	—	—	9,230
_______________

(1)	Represents obligations of OSI.

(2)	Represents obligations of New PRP.

The following table includes the carrying value and fair value of the Company’s financial instruments at December 31, 2012 aggregated by the level in the fair value hierarchy in which those measurements fall (in thousands):

	DECEMBER 31, 2012
		FAIR VALUE
	CARRYING VALUE	LEVEL 1	LEVEL 2	LEVEL 3
Senior secured term loan B facility (1)	$1,000,000	$—	$1,010,000	$—
Mortgage loan (2)	319,574	—	—	334,678
First mezzanine loan (2)	87,048	—	—	90,371
Second mezzanine loan (2)	87,273	—	—	91,423
Other notes payable (1)	9,848	—	—	9,230
____________________

(1)	Represents obligations of OSI.

(2)	Represents obligations of New PRP.
The following table includes the carrying value and fair value of OSI’s senior secured credit facilities and senior notes at December 31, 2011 (in thousands):

	DECEMBER 31, 2011
	CARRYING VALUE	FAIR VALUE
Senior secured term loan facility	$1,014,400	$953,536
Senior secured pre-funded revolving credit facility	33,000	31,020
Senior notes	248,075	254,277

Derivative Instruments and Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of derivative instruments, loss in statement of operations and comprehensive income
The following table presents the location and effect of the Company’s interest rate collar on its Consolidated Statement of Operations and Comprehensive Income for the years ended December 31, 2012, 2011 and 2010 (in thousands):

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS	LOCATION OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE	AMOUNT OF LOSS RECOGNIZED IN INCOME ON DERIVATIVE
		YEARS ENDED DECEMBER 31,
		2012	2011	2010
Interest rate collar	Interest expense, net	$—	$—	$(1,436)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of income before income tax, domestic and foreign
The following table presents the domestic and foreign components of income before provision for income taxes (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Domestic	$43,744	$105,620	$58,346
Foreign	29,666	25,275	22,130
	$73,410	$130,895	$80,476

Schedule of components of income tax expense (benefit)
Provision for income taxes consisted of the following (in thousands):

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Current provision (benefit):
Federal	$15	$382	$(4,324)
State	10,896	10,556	12,430
Foreign	8,637	10,953	8,012
	19,548	21,891	16,118
Deferred (benefit) provision:
Federal	397	(127)	1,215
State	(8,118)	(179)	10
Foreign	279	131	3,957
	(7,442)	(175)	5,182
Provision for income taxes	$12,106	$21,716	$21,300

Schedule of effective income tax rate reconciliation
The reconciliation of income taxes calculated at the United States federal tax statutory rate to the Company’s effective income tax rate is as follows:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Income taxes at federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	2.2	4.1	4.8
Valuation allowance on deferred income tax assets	24.2	7.6	13.2
Employment related credits, net	(31.0)	(19.1)	(22.4)
Net officers’ life insurance expense	(1.3)	0.9	(1.3)
Noncontrolling interests	(7.8)	(4.3)	(5.1)
Tax settlements and related adjustments	(1.0)	1.3	3.8
Loss on investments	—	(5.6)	—
Foreign rate differential	(4.5)	(2.4)	(2.1)
Other, net	0.7	(0.9)	0.6
Total	16.5%	16.6%	26.5%

Schedule of deferred tax assets and liabilities
The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities are as follows (in thousands):

	DECEMBER 31,
	2012	2011
Deferred income tax assets:
Deferred rent	$33,050	$26,421
Insurance reserves	23,714	21,740
Unearned revenue	11,155	9,375
Deferred compensation	60,977	53,487
Net operating loss carryforwards	6,716	19,397
Federal tax credit carryforwards	133,122	146,991
Deferred loss on contingent debt guarantee	—	9,493
Partner deposits and accrued partner obligations	29,376	31,858
Other, net	686	1,075
Gross deferred income tax assets	298,796	319,837
Less: valuation allowance	(72,515)	(35,837)
Net deferred income tax assets	226,281	284,000
Deferred income tax liabilities:
Less: property, fixtures and equipment basis differences	(189,289)	(239,806)
Less: intangible asset basis differences	(133,496)	(148,433)
Less: deferred gain on extinguishment of debt	(57,064)	(57,064)
Net deferred income tax liabilities	$(153,568)	$(161,303)

Summary of valuation allowance
The changes in the valuation allowance account for the deferred income tax assets are as follows (in thousands):

Balance at January 1, 2010	$21,977
Change in assessments about the realization of deferred income tax assets	3,909
Balance at December 31, 2010	25,886
Change in assessments about the realization of deferred income tax assets	9,951
Balance at December 31, 2011	35,837
Change in assessments about the realization of deferred income tax assets	36,678
Balance at December 31, 2012	$72,515

Schedule of unrecognized tax benefits roll forward
The following table summarizes the activity related to the Company’s unrecognized tax benefits (in thousands):

Balance at January 1, 2010	$14,411
Increases for tax positions taken during a prior period	1,889
Decreases for tax positions taken during a prior period	(676)
Increases for tax positions taken during the current period	3,801
Settlements with taxing authorities	58
Lapses in the applicable statutes of limitations	(3,096)
Balance at December 31, 2010	$16,387
Increases for tax positions taken during a prior period	472
Decreases for tax positions taken during a prior period	(708)
Increases for tax positions taken during the current period	2,136
Settlements with taxing authorities	(4,190)
Lapses in the applicable statutes of limitations	(58)
Balance at December 31, 2011	$14,039
Increases for tax positions taken during a prior period	416
Decreases for tax positions taken during a prior period	(291)
Increases for tax positions taken during the current period	2,153
Settlements with taxing authorities	(1,788)
Lapses in the applicable statutes of limitations	(938)
Balance at December 31, 2012	$13,591

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of future minimum rental payments for operating leases
As of December 31, 2012, future minimum rental payments under non-cancelable operating leases (including executed leases for restaurants scheduled to open in 2013) are as follows (in thousands):

2013	$128,855
2014	115,287
2015	98,041
2016	79,364
2017	61,602
Thereafter	390,466
Total minimum lease payments (1)	$873,615
____________________

(1)	Total minimum lease payments have not been reduced by minimum sublease rentals of $2.4 million due in future periods under non-cancelable subleases.

Schedule of insurance
The Company purchased insurance for individual claims that exceed the amounts listed in the following table:

	2012	2011	2010
Workers’ compensation	$1,500,000	$1,500,000	$1,500,000
General liability (1)	1,500,000	1,500,000	1,500,000
Health (2)	400,000	400,000	300,000
Property coverage (3)	500,000 / 2,500,000	500,000 / 2,500,000	500,000 / 2,500,000
Employment practices liability	2,000,000	2,000,000	2,000,000
Directors’ and officers’ liability (4)	1,000,000	250,000	250,000
Fiduciary liability	25,000	25,000	25,000

____________________

(1)
In 2012 and 2011, claims arising from liquor liability had the same self-insured retention as general liability. For claims in 2010, there was an additional $1.0 million self-insured retention per claim until a $2.0 million liquor liability aggregate had been met. At that time, any claims arising from liquor liability reverted to the general liability self-insured retention.

(2)
The Company is self-insured for all covered health benefits claims, limited to $0.4 million per covered individual in 2012 and 2011 and $0.3 million per covered individual in 2010. The Company is responsible for the first $0.3 million, $0.3 million and $0.4 million of payable losses under the plan as an additional aggregating specific deductible to apply after the individual specific deductible was met in 2012, 2011 and 2010, respectively. The 2010 insurer’s liability was limited to $2.0 million per individual per year.

(3)
The Company has a $0.5 million deductible per occurrence for those properties that collateralize New PRP’s 2012 CMBS Loan and a $2.5 million deductible per occurrence for all other locations. The deductibles for named storms and earthquakes are 5.0% of the total insurable value at the time of the loss per unit of insurance at each location involved in the loss, subject to a minimum of $0.5 million for those properties that collateralize New PRP’s 2012 CMBS Loan and $2.5 million for all other locations. Property limits are $60.0 million each occurrence, and the Company does not quota share in any loss above either deductible level.

(4)	Retention increase in 2012 was effective with the Company’s initial public offering on August 8, 2012.

Schedule of future minimum expected insurance payments
The payments the Company expects to make as of December 31, 2012 for each of the five succeeding years and the aggregate amount thereafter are as follows:

2013	$22,235
2014	11,905
2015	7,781
2016	5,141
2017	3,068
Thereafter	14,506
$64,636

Schedule of liability for unpaid claims and claims adjustment expense
A reconciliation of the expected aggregate undiscounted amount to the amount recognized in the Consolidated Balance Sheets is as follows:

	DECEMBER 31,
	2012	2011
Undiscounted liability	$65,594	$54,010
Less: discount	(958)	(862)
Liability balance	$64,636	$53,148

Schedule of discounted self insurance reserve classification
The discounted liabilities are presented in the Company’s Consolidated Balance Sheets as follows:

	DECEMBER 31,
	2012	2011
Accrued and other current liabilities	$22,235	$13,573
Other long-term liabilities, net	42,401	39,575

Selected Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Schedule of quarterly financial information
The following tables present selected unaudited quarterly financial data for the periods ending as indicated (in thousands, except per share data):

	MARCH 31, 2012	JUNE 30, 2012	SEPTEMBER 30, 2012	DECEMBER 31, 2012
Revenues	$1,055,626	$980,866	$952,916	$998,387
Income (loss) from operations (1) (2) (3)	90,408	48,720	(11,545)	53,554
Net income (loss) (1) (2) (3) (4)	53,832	20,564	(33,755)	20,663
Net income (loss) attributable to Bloomin’ Brands, Inc. (1) (2) (3) (4)	49,999	17,440	(35,866)	18,398
Net income (loss) attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.47	$0.16	$(0.31)	$0.15
Diluted	$0.47	$0.16	$(0.31)	$0.15

	MARCH 31, 2011	JUNE 30, 2011	SEPTEMBER 30, 2011	DECEMBER 31, 2011
Revenues	$1,001,849	$955,502	$928,275	$955,638
Income from operations (5) (6) (7)	90,693	40,754	21,042	60,963
Net income (5) (6) (7)	58,115	16,443	1,368	33,253
Net income attributable to Bloomin’ Brands, Inc. (5) (6) (7)	54,892	14,003	579	30,531
Net income attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.52	$0.13	$0.01	$0.28
Diluted	$0.52	$0.13	$0.01	$0.28
____________________

(1)	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.

(2)
The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).

(3)	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company’s Cheeseburger in Paradise concept (see Note 13).

(4)
During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).

(5)	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.

(6)
The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).

(7)	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).

Basis of Presentation (Details)	Mar. 31, 2013 Restaurant_concepts	Dec. 31, 2012 Restaurant_concepts	Dec. 31, 2012 Brand	Jun. 14, 2007 restaurant
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Number of restaurant properties acquired from and leased back to OSI				343
Number of restaurant concepts in portfolio	5	5	5

Summary of Significant Accounting Policies (Principles of Consolidation) (Details)	Mar. 31, 2013	Dec. 31, 2012
PGS Consultoria e Servi��os Ltda.
Principles of Consolidation [Line Items]
Equity method investment, ownership percentage	50.00%	50.00%
Minimum
Principles of Consolidation [Line Items]
Equity method investment, ownership percentage		20.00%
Maximum
Principles of Consolidation [Line Items]
Equity method investment, ownership percentage		50.00%
Franchised units
Principles of Consolidation [Line Items]
Number of restaurants		162

Summary of Significant Accounting Policies (Cash and Cash Equivalents) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Cash and cash equivalents, amounts in transit from credit card companies	$ 56.4	$ 44.3

Summary of Significant Accounting Policies (Inventories) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Advance purchases of inventory	$ 31.7	$ 23.4

Summary of Significant Accounting Policies (Restricted Cash) (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Restricted cash, current	$ 3,671	$ 4,846	$ 20,640
Restricted cash, non-current	$ 15,332	$ 15,243	$ 3,641

Summary of Significant Accounting Policies (Property, Fixtures and Equipment) (Details)	12 Months Ended
Dec. 31, 2012
Buildings and building improvements | Minimum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	20 years
Buildings and building improvements | Maximum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	30 years
Furniture and fixtures | Minimum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	5 years
Furniture and fixtures | Maximum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	7 years
Equipment | Minimum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	2 years
Equipment | Maximum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	7 years
Leasehold improvements | Minimum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	5 years
Leasehold improvements | Maximum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	20 years
Capitalized software | Minimum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	3 years
Capitalized software | Maximum
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	5 years

Summary of Significant Accounting Policies (Impairment or Disposal of Long-Lived Assets) (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Provision for impaired assets and restaurant closing	$ 1,896,000	$ 4,435,000	$ 13,005,000	$ 14,039,000	$ 5,204,000
Assets held-for-sale, current			$ 2,400,000	$ 1,300,000

Summary of Significant Accounting Policies Summary of Significant Accounting Policies (Goodwill and Indefinite-Lived Intangibles) (Details) (USD $)	3 Months Ended	12 Months Ended
	Jun. 30, 2012 segments	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Reporting units at risk for goodwill impairment	0
Number of reporting units for goodwill impairment testing	5
Goodwill and indefinite-lived intangible asset impairment		$ 0	$ 0	$ 0

Summary of Significant Accounting Policies (Construction in Progress) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Capitalized internal costs for construction in progress	$ 2.4

Summary of Significant Accounting Policies (Revenue Recognition) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restaurant sales
Revenue Recognition [Line Items]
Revenue recognition, gift cards, breakage	$ 13.3	$ 11.1	$ 11
Other current assets, net
Revenue Recognition [Line Items]
Deferred gift card commission costs, current	$ 10.9	$ 9.7

Summary of Significant Accounting Policies (Advertising Costs) (Details) (Other restaurant operating, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other restaurant operating
Schedule of Advertising Costs [Line Items]
Advertising expense	$ 170.6	$ 161.4	$ 146.1

Summary of Significant Accounting Policies (Research and Development Expenses) (Details) (General and administrative, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
General and administrative
Schedule of research and development expense [Line Items]
Research and development expense	$ 7.3	$ 6.6	$ 5.7

Summary of Significant Accounting Policies (Foreign Currency Translation and Transactions) (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Foreign Currency Translation and Transactions [Line Items]
Foreign currency translation adjustment	$ (4,532,000)	$ 3,149,000	$ 7,543,000	$ (2,711,000)	$ 4,556,000
Other (expense) income, net
Foreign Currency Translation and Transactions [Line Items]
Foreign currency transaction (loss) gain, realized			$ (100,000)	$ 800,000	$ 3,000,000

Summary of Significant Accounting Policies (Employee Partner Payments and Buyouts) (Details)	Dec. 31, 2012
Accounting Policies [Abstract]
Restaurant opening period for purchase	5 years
Restaurant opening period for payment	5 years

Summary of Significant Accounting Policies (Segment Reporting) (Details)	12 Months Ended
	Dec. 31, 2012 segment segments Restaurant_concepts Brand	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Restaurant_concepts
Accounting Policies [Abstract]
Number of brands	5			5
Number of operating segments	6
Number of reportable segments	1
Total revenue attributable to foreign countries and Guam, percentage	8.00%	9.00%	8.00%
Total long-lived assets in foreign countries, excluding intangibles and goodwill, percentage	3.00%	2.00%

Stockholders' Equity (Initial Public Offering) (Details) (USD $)	3 Months Ended		12 Months Ended			0 Months Ended	12 Months Ended				0 Months Ended	12 Months Ended		0 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 13, 2012 Accelerated Non-cash stock Compensation Expense for Vested Equity Awards	Dec. 31, 2012 Chief Executive Officer	Dec. 31, 2012 General and administrative Chief Executive Officer	Dec. 31, 2012 Bloomin' Brands, Inc.	Dec. 31, 2012 OSI's Senior Note due 2015 Senior notes	Sep. 11, 2012 Common Stock	Dec. 31, 2012 Common Stock	Aug. 13, 2012 Common Stock	Sep. 11, 2012 Common Stock Bloomin' Brands, Inc.	Dec. 31, 2012 Common Stock Bloomin' Brands, Inc.	Sep. 11, 2012 Common Stock Selling stockholders participating in the initial public offering [Member]	Dec. 31, 2012 Common Stock Selling stockholders participating in the initial public offering [Member]	Aug. 13, 2012 Preferred Stock	Dec. 31, 2012 Common Stock Bloomin' Brands, Inc.	Dec. 31, 2012 Common Stock Selling stockholders participating in the initial public offering [Member]
Initial Public Offering [Line Items]
Shares available under underwriters' option											2,400,000
Issuance of common stock in connection with initial public offering, shares												14,197,000			14,196,845
Shares issued pursuant to the underwriters' option														1,196,845		1,196,845
Offering price, per share, initial public offering																			$ 11
Aggregate gross proceeds from initial public offering																			$ 156,200,000	$ 46,200,000
Shares sold by selling stockholders																	4,196,845
Net proceeds from initial public offering			142,242,000	0	0														142,200,000	0
Underwriter discounts and commissions									9,400,000
Offering related expenses									4,600,000
Debt instrument, interest rate, stated percentage										10.00%
Common stock, shares authorized	475,000,000		475,000,000	120,000,000									475,000,000
Common stock, par value (in USD per share)	$ 0.01		$ 0.01	$ 0.01									$ 0.01
Preferred stock, shares authorized	25,000,000		25,000,000	0														25,000,000
Accelerated bonus payment as a result of completion of IPO							22,400,000
Accelerated bonus expense								18,100,000
Aggregate non-cash compensation expense	$ 4,400,000	$ 700,000				$ 16,000,000

Stockholders' Equity (Basic and Diluted EPS) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Earnings Per Share, Basic and Diluted [Line Items]
Net income attributable to Bloomin��� Brands, Inc.	$ 63,223	$ 18,398	[1],[2],[3],[4]	$ (35,866)	[1],[2],[3],[4]	$ 17,440	[1],[2],[3],[4]	$ 49,999	[1],[2],[3],[4]	$ 30,531	[5],[6],[7]	$ 579	[5],[6],[7]	$ 14,003	[5],[6],[7]	$ 54,892	[5],[6],[7]	$ 49,971	$ 100,005	$ 52,968
Basic weighted average common shares outstanding	121,238							106,332										111,999	106,224	105,968
Effect of diluted securities:
Diluted weighted average common shares outstanding	126,507							107,058										114,821	106,689	105,968
Basic earnings per share	$ 0.52	$ 0.15		$ (0.31)		$ 0.16		$ 0.47		$ 0.28		$ 0.01		$ 0.13		$ 0.52		$ 0.45	$ 0.94	$ 0.5
Diluted earnings per share	$ 0.5	$ 0.15		$ (0.31)		$ 0.16		$ 0.47		$ 0.28		$ 0.01		$ 0.13		$ 0.52		$ 0.44	$ 0.94	$ 0.5
Stock options
Effect of diluted securities:
Dilutive shares	5,064							591										2,738	399	0
Unvested restricted stock
Effect of diluted securities:
Dilutive shares	205							135										84	66	0

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).
[4]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.
[5]	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).
[6]	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.
[7]	The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).

Stockholders' Equity (Antidilutive Securities) (Details) (Stock options) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock options
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive securities not included in the computation of net income attributable to Bloomin' Brands, Inc. per common share	2,071	550	1,092	550	2,576

Stockholders' Equity (Purchase of Limited Partnership and Joint Venture Interests) (Details) (USD $)	3 Months Ended																	12 Months Ended						3 Months Ended	0 Months Ended	3 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Additional Paid-In Capital	Dec. 31, 2011 Additional Paid-In Capital	Dec. 31, 2010 Additional Paid-In Capital	Dec. 31, 2012 Limited partnerships	Oct. 02, 2012 RY-8, Inc.	Dec. 31, 2012 RY-8, Inc.	Dec. 31, 2012 Carrabba's Italian Grill restaurant	Dec. 31, 2012 Bonefish Grill restaurant
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Line Items]
Number of restaurant's limited partnership interests acquired																											17	44
Purchase price of limited partnership interests in restaurants																		$ 39,500,000
Decrease in Bloomin' Brands, Inc. additional paid-in capital for purchase of limited partnership and joint venture interests																		(40,582,000)			(39,696,000)	0	0	(39,000,000)		(700,000)
Purchase price of joint venture interests																									27,400,000
Assumption of line of credit in purchase price of joint venture																									24,500,000
Forgiveness of loans in purchase price of joint venture																									1,800,000
Payments to acquire interest in joint venture																									1,100,000
Repayments of lines of credit		24,500,000																144,000,000	78,072,000	55,928,000
Net income attributable to Bloomin��� Brands, Inc.	63,223,000	18,398,000	[1],[2],[3],[4]	(35,866,000)	[1],[2],[3],[4]	17,440,000	[1],[2],[3],[4]	49,999,000	[1],[2],[3],[4]	30,531,000	[5],[6],[7]	579,000	[5],[6],[7]	14,003,000	[5],[6],[7]	54,892,000	[5],[6],[7]	49,971,000	100,005,000	52,968,000
Change from net income attributable to Bloomin' Brands, Inc. and transfers to noncontrolling interests																		$ 10,275,000	$ 100,005,000	$ 52,968,000

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).
[4]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.
[5]	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).
[6]	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.
[7]	The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).

Stock-based and Deferred Compensation Plans (Managing, Chef, and Area Operating Partners) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 POA	Dec. 31, 2012 POA Partner deposits and accrued partner obligations	Dec. 31, 2011 POA Partner deposits and accrued partner obligations	Dec. 31, 2012 Managing and Chef Partner	Apr. 30, 2011 Managing and Chef Partner POA	Dec. 31, 2012 Managing and Chef Partner PEP and Supplemental PEP	Dec. 31, 2011 Managing and Chef Partner PEP and Supplemental PEP	Dec. 31, 2012 Managing and Chef Partner PEP and Supplemental PEP Accrued and other current liabilities	Dec. 31, 2011 Managing and Chef Partner PEP and Supplemental PEP Accrued and other current liabilities	Dec. 31, 2012 Managing and Chef Partner PEP and Supplemental PEP Other long-term liabilities, net	Dec. 31, 2011 Managing and Chef Partner PEP and Supplemental PEP Other long-term liabilities, net	Dec. 31, 2012 Managing and Chef Partner PEP, Supplemental PEP and POA	Dec. 31, 2011 Managing and Chef Partner PEP, Supplemental PEP and POA	Dec. 31, 2012 Managing and Chef Partner Minimum POA	Dec. 31, 2012 Managing Partner	Dec. 31, 2012 Managing Partner Minimum	Dec. 31, 2012 Managing Partner Maximum	Dec. 31, 2012 Chef Partner Minimum	Dec. 31, 2012 Chef Partner Maximum	Dec. 31, 2012 Area Operating Partners	Apr. 30, 2012 Area Operating Partners	Jan. 01, 2007 Area Operating Partners	Dec. 31, 2012 Area Operating Partners Minimum	Apr. 30, 2012 Area Operating Partners Minimum	Jan. 01, 2007 Area Operating Partners Minimum	Dec. 31, 2012 Area Operating Partners Maximum	Apr. 30, 2012 Area Operating Partners Maximum	Jan. 01, 2007 Area Operating Partners Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Managing and chef partner employment agreement period						5 years
Ownership purchase price																	$ 25,000			$ 10,000	$ 15,000	$ 50,000
Partner monthly cash flows distributions																		6.00%	10.00%	2.00%	5.00%				4.00%			9.00%
Partner initial deposit							10,000																			10,000			50,000
Restaurant open period before a percentage of the year-over-year increase in the restaurant���s cash flow is added to a partner's distribution																18 months
Distribution percentage in March following five-year contract term			50.00%
Deferred compensation liability, classified, noncurrent				15,300,000	8,000,000							104,800,000	96,000,000
Deferred compensation liability, current and noncurrent								122,600,000	107,800,000
Deferred compensation liability, current										17,800,000	11,800,000
Company-owned life insurance	59,787,000	51,955,000												67,800,000	56,900,000
Restricted cash															300,000
Unfunded obligations														$ 65,100,000	$ 55,600,000
Management Partnership ownership interest, initial investment period after restaurant opening																						30 days
Open period for the Company's option to purchase area operating partners' restaurant ownership interest																						5 years
Percentage of cash distributions and buyout percentage																											3.00%			12.00%
Management Partnership ownership interest, return on investment trailing adjustment period																								12 months
Buyout average distribution period																								24 months
Buyout cash paid																											90 days			2 years
Deposit, restaurant opening, period																							30 days
Deposit, monthly distribution, cash flows																										4.00%			4.50%
Restaurant opening period for payment	5 years																						5 years
Deposit, period of average distribution used to calculate bonus																							24 months
Deposit, bonus paid, period																										90 days			2 years

Stock-based and Deferred Compensation Plans (Management, Other Key Employees and Other Benefits) (Details) (USD $)	12 Months Ended								0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Equity Plan 2007	Dec. 31, 2011 Equity Plan 2007	Dec. 31, 2010 Equity Plan 2007	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Aug. 13, 2012 Adoption of New Equity Plan Equity Plan 2012	Aug. 13, 2012 Performance Shares Adoption of New Equity Plan Minimum Equity Plan 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Additional shares authorized for issuance of stock options and restricted stock under the equity plan				850,000	1,350,000	0
Total shares authorized under the equity plan				13,200,000					3,000,000
Share-based compensation arrangement by share-based payment award, maximum term				10 years
Share-based compensation arrangement by share-based payment award, automatic annual increase in number of shares authorized, percentage of shares issued and outstanding									2.00%
Share-based compensation arrangement by share-based payment award, award performance period										1 year
Share-based compensation arrangement by share-based payment award, award expiration period									10 years
Defined contribution plan employee contribution, percent							1.00%	20.00%
Defined contribution plan, employer discretionary contribution amount	$ 2,000,000	$ 2,000,000	$ 1,900,000
Deferred compensation plan, annual contribution per HCE, percent							5.00%	90.00%
Deferred compensation plan, annual bonus contribution per HCE, percent							5.00%	100.00%
Deferred compensation plan, employer discretionary contribution	$ 0

Stock-based and Deferred Compensation Plans (Stock Options) (Details) (USD $)	0 Months Ended	3 Months Ended		7 Months Ended	12 Months Ended				0 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended			12 Months Ended		12 Months Ended
	Aug. 13, 2012	Mar. 31, 2013	Mar. 31, 2012	Aug. 07, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2010	Aug. 13, 2012 Accelerated Non-cash stock Compensation Expense for Vested Equity Awards	Mar. 31, 2013 Stock options	Dec. 31, 2012 Stock options	Dec. 31, 2011 Stock options	Dec. 31, 2010 Stock options	Sep. 30, 2011 Stock options Chief Executive Officer	Jul. 02, 2011 Stock options Chief Executive Officer	Mar. 31, 2010 Replacement Stock Options	Dec. 31, 2012 Equity Plan 2007 Stock options	Jul. 02, 2011 Equity Plan 2007 Stock options Chief Executive Officer	Dec. 31, 2012 Equity Plan 2012 Stock options	Dec. 31, 2012 Equity Plan 2012 Stock options Maximum
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Outstanding										12,379,000	11,943,000							550,000
Granted (shares)										1,282,000	872,000
Exercised (shares)										(1,212,000)	(136,000)
Forfeited or expired (shares)										(243,000)	(300,000)
Outstanding										12,206,000	12,379,000	11,943,000						550,000
Exercisable		6,200,000			7,300,000						7,293,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price [Roll Forward]
Outstanding (per share)		$ 7.99	$ 7.5	$ 7.5	$ 7.5
Granted (per share)					$ 14.23
Exercised (per share)					$ 6.5
Forfeited or expired (per share)					$ 7.2
Outstanding (per share)					$ 7.99	$ 7.5
Exercisable (per share)					$ 7.41
Share-based Compensation Arrangement by Share-based Payment Award, Options, Additional Disclosures [Abstract]
Outstanding intrinsic value					$ 94,710,000	$ 53,989,000
Exercisable intrinsic value					60,026,000
Share-based compensation arrangement by share-based payment award, options, outstanding, weighted average remaining contractual term					6 years 8 months 12 days	7 years 6 months
Share-based compensation arrangement by share-based payment award, options, exercisable, weighted average remaining contractual term					6 years
Share-based compensation arrangement by share-based payment award, options, exercises in period, total intrinsic value				0	500,000	0	0
Proceeds from stock options exercised		10,639,000	0		884,000	0	0
Employee service share-based compensation, tax benefit realized from exercise of stock options					0
Weighted-average grant date fair value		$ 8.47	$ 6.87		$ 6.93	$ 6.02	$ 3.18
Weighted-average risk-free interest rates		1.09%	1.15%		1.11%	2.09%	1.95%
Dividend yield		0.00%	0.00%		0.00%	0.00%	0.00%
Expected term		6 years 3 months	6 years 6 months		6 years 6 months	6 years 6 months	6 years 6 months
Weighted-average volatility		48.60%	55.50%		48.60%	54.80%	73.90%
Share-based compensation arrangement by share-based payment award, annual award vesting percentage																	20.00%		25.00%
Vesting period														5 years			5 years		4 years
Compensation expense		4,400,000	700,000						16,000,000		20,100,000	2,200,000	1,100,000
Comparing volume-weighted average trading price of Company���s common stock to specified performance targets, period	6 months
Share-based compensation arrangement by share-based payment award, options, exercisable, exercise price								$ 10							$ 10.03	$ 6.5
Exercisable life																				10 years
Adjustments to additional paid in capital, income tax benefit from share-based compensation					0	0	0
Share-based compensation arrangement by share-based payment award, options, vested in period, fair value					66,500,000	3,700,000	2,200,000
Share-based compensation arrangement by share-based payment award, options, vested in prior period except for call option, fair value					39,300,000
Employee service share-based compensation, allocation of recognized period costs, capitalized amount					0	0	0
Employee service share-based compensation, nonvested awards, total compensation cost not yet recognized, stock options											$ 22,600,000
Employee service share-based compensation, nonvested awards, total compensation cost not yet recognized, period for recognition											2 years 9 months 17 days

Stock-based and Deferred Compensation Plans (Restricted Stock) (Details) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012 executive_officers_and_management_members	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense	$ 4,400,000	$ 700,000
Aggregate amount loaned to current and former executive officers and other members of management			400,000	900,000	700,000
Number of named executive officers who repaid their entire restricted stock loan balances			3
Due from officers and management members recorded in additional paid-in capital			5,800,000
Officer
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Due from officers and management members recorded in additional paid-in capital				7,200,000
Restricted Stock
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense			1,400,000	1,700,000	2,000,000
Employee service share-based compensation, tax benefit from compensation expense			0	0	0
Total fair value of restricted stock vested during the period			2,800,000	2,300,000	1,800,000
Unrecognized pre-tax compensation expense related to non-vested restricted stock awards			$ 3,700,000
Employee service share-based compensation, nonvested awards, total compensation cost not yet recognized, period for recognition			3 years 4 months 23 days
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Outstanding	299	239	239
Granted (shares)	219		314
Vested (shares)	(3)		(218)
Forfeited (shares)	(10)		(36)
Outstanding	505		299	239
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Outstanding (per share)	$ 14.69	$ 10	$ 10
Granted (per share)			$ 14.69
Vested (per share)			$ 10
Forfeited (per share)			$ 11.93
Outstanding (per share)			$ 14.69	$ 10
Restricted Stock | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation arrangement by share-based payment award, annual award vesting percentage			33.30%
Restricted Stock | Minimum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation arrangement by share-based payment award, annual award vesting percentage			25.00%

Stock-based and Deferred Compensation Plans (Performance-based Share Units) (Details) (Performance Shares)	3 Months Ended
	Mar. 31, 2013
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation arrangement by share-based payment award, award vesting period	4 years
Share-based compensation arrangement by share-based payment award vesting percentage	25.00%
Share-based compensation arrangement by share-based payment award, number of shares that would be issued on vesting of stock units	1
Outstanding	0	[1]
Granted (shares)	52,000	[1]
Vested (shares)	0	[1]
Forfeited (shares)	(4,000)	[1]
Outstanding	48,000	[1]
Minimum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation arrangement by share-based payment award vesting percentage	0.00%
Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation arrangement by share-based payment award vesting percentage	200.00%

[1]	Share unit amounts represent the target number of PSUs considered granted for accounting recognition based on the establishment of performance targets for future years. The actual number of shares that will be earned upon vesting is dependent upon actual performance and may range from zero to 200% of the target number of shares.

Other Current Assets, Net (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Prepaid expenses		$ 23,186	$ 18,113
Other current assets, net		32,159	23,427
Total other current assets, net	99,472	103,321	104,373
Accounts receivable - vendors, net
Accounts receivable, net		38,459	48,568
Accounts receivable - franchisees, net
Accounts receivable, net		2,019	2,396
Accounts receivable - other, net
Accounts receivable, net		$ 7,498	$ 11,869

Property, Fixtures and Equipment, Net (Details) (USD $)	0 Months Ended	3 Months Ended		12 Months Ended
	Mar. 14, 2012 restaurant Option Period Lease Investor	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Less: accumulated depreciation				$ (827,706,000)	$ (724,515,000)
Property, fixtures and equipment, net		1,505,468,000		1,506,035,000	1,635,898,000
Number of third-party real estate institutional investors in sale-leaseback transaction	2
Number of restaurant properties sold and leased back	67
Proceeds from sale of property, fixtures and equipment	192,900,000	1,799,000	1,255,000	3,971,000	1,190,000	462,000
Number of REIT master leases	9
REIT master leases, initial term	20 years
Number of lease renewal options	4
REIT master leases renewal option term	5 years
Number of renewal periods at fixed rental amount	1
Number of renewal periods based on then-current fair market values	3
Sale leaseback transaction, deferred gain, gross			42,900,000
Cost of property repairs and maintenance				98,000,000	97,300,000	94,300,000
Depreciation expense				147,800,000	147,400,000	150,400,000
Provision for impaired assets and restaurant closings
Property, Plant and Equipment [Line Items]
Asset impairment charges				10,600,000	11,600,000	2,200,000
Land
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				262,378,000	329,143,000
Land leased to third parties under operating leases				14,100,000
Buildings and building improvements
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				917,243,000	1,013,618,000
Furniture and fixtures
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				303,304,000	263,266,000
Equipment
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				422,069,000	362,649,000
Leasehold improvements
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				396,101,000	369,726,000
Construction in progress
Property, Plant and Equipment [Line Items]
Property, fixtures and equipment, gross				32,646,000	22,011,000
Buildings
Property, Plant and Equipment [Line Items]
Land leased to third parties under operating leases				20,300,000
Accumulated depreciation, buildings leased to third parties				$ 4,100,000

Investment in Equity Method Investee (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity Method Investment [Line Items]
Accumulated other comprehensive loss, foreign currency translation adjustment, net of tax	$ (4,532,000)	$ 3,149,000	$ 7,543,000	$ (2,711,000)	$ 4,556,000
Income from equity method investments	2,858,000	2,404,000	5,450,000	8,109,000	5,492,000
Accumulated Other Comprehensive Loss
Equity Method Investment [Line Items]
Accumulated other comprehensive loss, foreign currency translation adjustment, net of tax	(4,532,000)	3,149,000	7,543,000	(2,711,000)	4,556,000
PGS Consultoria e Servi��os Ltda.
Equity Method Investment [Line Items]
Equity method investment, ownership percentage	50.00%		50.00%
Current assets			33,269,000	26,882,000
Noncurrent assets			72,214,000	63,458,000
Current liabilities			24,546,000	20,516,000
Noncurrent liabilities			16,997,000	10,694,000
Net revenue from sales	65,933,000	58,564,000	246,819,000	225,720,000	161,860,000
Gross profit	45,323,000	40,824,000	172,011,000	153,377,000	112,647,000
Income from continuing operations	7,077,000	8,147,000	24,268,000	24,507,000	18,980,000
Net income	4,764,000	4,808,000	11,151,000	13,547,000	11,300,000
PGS Consultoria e Servi��os Ltda. | Income from operations of unconsolidated affiliates
Equity Method Investment [Line Items]
Income from equity method investments	2,900,000	2,400,000	5,100,000	6,800,000	5,500,000
PGS Consultoria e Servi��os Ltda. | Accumulated Other Comprehensive Loss
Equity Method Investment [Line Items]
Accumulated other comprehensive loss, foreign currency translation adjustment, net of tax	400,000	600,000	(3,100,000)	(3,800,000)
PGS Consultoria e Servi��os Ltda. | Investments in and advances to unconsolidated affiliates, net
Equity Method Investment [Line Items]
Equity method investments	$ 39,300,000		$ 36,000,000	$ 34,000,000

Goodwill and Intangible Assets, Net (Change in Goodwill) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013	Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, gross	$ 1,059,051	$ 1,059,051		$ 1,059,051
Accumulated purchase accounting adjustments	3,604	3,604		3,604
Accumulated impairment losses	(784,636)	(784,636)		(784,636)
Cumulative translation adjustments	(5,997)	(8,197)		(8,118)
Accumulated disposal adjustments	(1,050)	(1,050)		0
Goodwill	270,972	268,772	270,058	269,901
Translation adjustments	2,200	(79)
Disposal adjustment	$ 0	$ (1,050)

Goodwill and Intangible Assets, Net (Details) (USD $)	12 Months Ended			1 Months Ended		12 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2011 OSI Restaurant Partners LLC OSI Outstanding Term Loan	Oct. 31, 2011 Outback Steakhouse International restaurant	Dec. 31, 2011 Outback Steakhouse International	Dec. 31, 2011 Outback Steakhouse International General and administrative	Dec. 31, 2011 Outback Steakhouse International General and administrative	Oct. 31, 2011 Outback Steakhouse International Minimum	Oct. 31, 2011 Outback Steakhouse International Maximum
Goodwill [Line Items]
Goodwill and indefinite-lived intangible asset impairment	$ 0	$ 0	$ 0
Number of restaurants sold					9
Proceeds from sale of a business	3,500,000	10,119,000	0		9,400,000
Indefinite-lived royalty									2.75%	4.00%
Repayments of debt				7,500,000
Accumulated disposal adjustments	0	(1,050,000)				1,100,000
(Gain) loss on disposal of business	(3,500,000)	4,331,000	0				4,300,000	4,300,000
Goodwill, purchase accounting adjustments	$ 3,604,000	$ 3,604,000	$ 3,604,000

Goodwill and Intangible Assets, Net (Intangible Assets) (Details) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended
	Oct. 31, 2011	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible assets, accumulated amortization		$ (59,706,000)	$ (71,051,000)	$ (59,706,000)
Intangible assets, net (excluding goodwill)		566,148,000	551,779,000	566,148,000		548,182,000
Amortization of intangible assets			14,600,000	13,900,000	14,000,000
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Amortization expense 2013			13,900,000
Amortization expense 2014			13,200,000
Amortization expense 2015			12,800,000
Amortization expense 2016			11,800,000
Amortization expense 2017			9,900,000
Royalty termination period				45 days
Multiplier of preceding twelve months royalty payable paid to the Bonefish Grill founder as a royalty termination fee		5
Preceding termination		12 months
Royalty termination fee	8,500,000
Trade Names
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Indefinite-lived intangible assets (excluding goodwill)		413,000,000	413,000,000	413,000,000
Trademarks
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible assets, remaining amortization period			16 years
Finite-lived intangible assets, gross		87,531,000	87,831,000	87,531,000
Finite-lived intangible assets, accumulated amortization		(18,454,000)	(22,529,000)	(18,454,000)
Finite-lived intangible assets, net		69,077,000	65,302,000	69,077,000
Favorable Leases
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible assets, remaining amortization period			11 years
Finite-lived intangible assets, gross		99,391,000	95,514,000	99,391,000
Finite-lived intangible assets, accumulated amortization		(34,752,000)	(38,934,000)	(34,752,000)
Finite-lived intangible assets, net		64,639,000	56,580,000	64,639,000
Franchise Agreements
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible assets, remaining amortization period			8 years
Finite-lived intangible assets, gross		17,385,000	17,385,000	17,385,000
Finite-lived intangible assets, accumulated amortization		(6,073,000)	(7,410,000)	(6,073,000)
Finite-lived intangible assets, net		11,312,000	9,975,000	11,312,000
Other Intangible Assets
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible assets, remaining amortization period			4 years
Finite-lived intangible asset, useful life			5 years
Finite-lived intangible assets, gross		8,547,000	9,099,000	8,547,000
Finite-lived intangible assets, accumulated amortization		(427,000)	(2,177,000)	(427,000)
Finite-lived intangible assets, net		$ 8,120,000	$ 6,922,000	$ 8,120,000
Minimum | Favorable Leases (gross)
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible asset, useful life			9 months 18 days
Maximum | Favorable Leases (gross)
Schedule of Finite-lived and Indefinite-lived Intangible Assets [Line Items]
Finite-lived intangible asset, useful life			25 years

Other Assets, Net (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Assets [Abstract]
Company-owned life insurance			$ 59,787	$ 51,955
Deferred financing fees, net of accumulated amortization of $8,890 and $66,275 at December 31, 2012 and December 31, 2011, respectively			15,097	19,988
Liquor licenses			26,002	25,545
Other assets			44,546	38,677
Other assets, net	145,447		145,432	136,165
Accumulated amortization, deferred financing fees			8,890	66,275
Amortization of deferred financing fees	$ 923	$ 2,924	$ 8,222	$ 12,297	$ 13,435

Accrued and Other Current Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Payables and Accruals [Abstract]
Accrued payroll and other compensation	$ 84,569	$ 108,612	$ 117,013
Accrued insurance	23,283	22,235	19,284
Other current liabilities	65,809	61,437	75,189
Accrued and other current liabilities	$ 173,661	$ 192,284	$ 211,486

Long-term Debt, Net (Schedule of Long-term Debt, Net) (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 OSI Restaurant Partners LLC Secured debt Term Loan B Facility		Dec. 31, 2012 OSI Restaurant Partners LLC Secured debt Term Loan B Facility		Oct. 26, 2012 OSI Restaurant Partners LLC Secured debt Term Loan B Facility	Dec. 31, 2011 OSI Restaurant Partners LLC Secured debt Term Loan B Facility		Dec. 31, 2012 OSI Restaurant Partners LLC Secured debt Term loan facility		Dec. 31, 2011 OSI Restaurant Partners LLC Secured debt Term loan facility		Dec. 31, 2012 OSI Restaurant Partners LLC Secured debt Pre-funded revolving credit facility		Dec. 31, 2011 OSI Restaurant Partners LLC Secured debt Pre-funded revolving credit facility		Dec. 31, 2012 OSI Restaurant Partners LLC Secured debt Senior secured term loan facility B 5.75	Dec. 31, 2011 OSI Restaurant Partners LLC Secured debt Senior secured term loan facility 4.50	Dec. 31, 2012 OSI Restaurant Partners LLC Senior notes		Dec. 31, 2011 OSI Restaurant Partners LLC Senior notes		Jun. 14, 2007 OSI Restaurant Partners LLC Senior notes	Mar. 31, 2013 OSI Restaurant Partners LLC Unsecured debt		Dec. 31, 2012 OSI Restaurant Partners LLC Unsecured debt		Dec. 31, 2011 OSI Restaurant Partners LLC Unsecured debt		Mar. 31, 2013 OSI Restaurant Partners LLC Sale-leaseback obligations		Dec. 31, 2012 OSI Restaurant Partners LLC Sale-leaseback obligations		Dec. 31, 2011 OSI Restaurant Partners LLC Sale-leaseback obligations		Mar. 31, 2013 OSI Restaurant Partners LLC Capital lease obligations		Dec. 31, 2012 OSI Restaurant Partners LLC Capital lease obligations		Dec. 31, 2011 OSI Restaurant Partners LLC Capital lease obligations		Dec. 31, 2012 OSI Restaurant Partners LLC Guaranteed debt		Dec. 31, 2011 OSI Restaurant Partners LLC Guaranteed debt		Mar. 31, 2013 New PRP Mortgages First mortgage loan		Dec. 31, 2012 New PRP Mortgages First mortgage loan		Dec. 31, 2011 New PRP Mortgages First mortgage loan		Mar. 31, 2013 New PRP Mezzanine mortgage debt First mezzanine loan		Dec. 31, 2012 New PRP Mezzanine mortgage debt First mezzanine loan		Mar. 27, 2012 New PRP Mezzanine mortgage debt First mezzanine loan	Dec. 31, 2011 New PRP Mezzanine mortgage debt First mezzanine loan		Mar. 31, 2013 New PRP Mezzanine mortgage debt Second mezzanine loan		Dec. 31, 2012 New PRP Mezzanine mortgage debt Second mezzanine loan		Mar. 27, 2012 New PRP Mezzanine mortgage debt Second mezzanine loan	Dec. 31, 2011 New PRP Mezzanine mortgage debt Second mezzanine loan		Dec. 31, 2012 PRP Mortgages Note payable		Dec. 31, 2011 PRP Mortgages Note payable		Dec. 31, 2012 PRP Mezzanine mortgage debt First mezzanine note		Dec. 31, 2011 PRP Mezzanine mortgage debt First mezzanine note		Dec. 31, 2012 PRP Mezzanine mortgage debt Second mezzanine note		Dec. 31, 2011 PRP Mezzanine mortgage debt Second mezzanine note		Dec. 31, 2012 PRP Mezzanine mortgage debt Third mezzanine note		Dec. 31, 2011 PRP Mezzanine mortgage debt Third mezzanine note		Dec. 31, 2012 PRP Mezzanine mortgage debt Fourth mezzanine note		Dec. 31, 2011 PRP Mezzanine mortgage debt Fourth mezzanine note
Debt Instrument [Line Items]
Long-term debt, gross		$ 1,508,230,000		$ 975,000,000	[1]	$ 1,000,000,000	[1],[2],[3]		$ 0	[1],[2]	$ 0	[1]	$ 1,014,400,000	[1],[4]					$ 50,000,000	$ 61,900,000	$ 0	[1]	$ 248,075,000	[1]																								$ 317,621,000	[5]	$ 319,574,000	[5],[6]	$ 0	[6]	$ 86,800,000	[5]	$ 87,048,000	[5],[6]		$ 0	[6]	$ 87,103,000	[5]	$ 87,273,000	[5],[6]		$ 0	[6]	$ 0	[6]	$ 466,319,000	[6]	$ 0	[6]	$ 88,900,000	[6]	$ 0	[6]	$ 123,190,000	[6]	$ 0	[6]	$ 49,095,000	[6]	$ 0	[6]	$ 48,113,000	[6]
Line of credit facility, amount outstanding															0	[1]	33,000,000	[1]
Other notes payable																										7,213,000	[1]	9,848,000	[1]	9,094,000	[1]
Sale-leaseback obligations																																2,375,000	[1]	2,375,000	[1]	2,375,000	[1]
Capital lease obligations																																						1,886,000	[1]	2,112,000	[1]	2,520,000	[1]
Guaranteed debt																																												0	[1]	24,500,000	[1]
Total debt and capital lease obligations	1,477,998,000	1,508,230,000	2,109,581,000
Current portion of long-term debt	(13,167,000)	(22,991,000)	(332,905,000)
Debt instrument, unamortized discount	(13,137,000)	(13,790,000)	(291,000)					(10,000,000)
Total long-term debt and capital lease obligations	$ 1,451,694,000	$ 1,471,449,000	$ 1,751,885,000
Debt instrument, interest rate at period end				4.75%		4.75%							2.63%				2.63%		5.75%	4.50%																										2.65%		3.99%		3.98%				9.00%		9.00%					11.25%		11.25%							0.98%				3.28%				3.53%				3.54%				4.53%
Debt instrument, interest rate, stated percentage																							10.00%		10.00%																																	9.00%							11.25%
Debt instrument, interest rate, stated percentage rate range, minimum																										0.62%		0.63%		0.76%
Debt instrument, interest rate, stated percentage rate range, maximum																										7.00%		7.00%		7.00%

[1]	Represents obligations of OSI.
[2]	At December��31, 2012, $50.0 million of OSI���s outstanding senior secured term loan B facility was at 5.75%.
[3]	At December��31, 2012, $50.0 million of OSI���s outstanding senior secured term loan B facility was at an interest rate of 5.75%.
[4]	At December��31, 2011, $61.9 million of OSI���s outstanding senior secured term loan facility was at 4.50%.
[5]	Represents obligations of New PRP (as defined below).
[6]	Represents obligations of New PRP as of December��31, 2012 and obligations of PRP as of December��31, 2011.

Long-term Debt, Net (Details) (USD $)	3 Months Ended			12 Months Ended				3 Months Ended									3 Months Ended			12 Months Ended				0 Months Ended			0 Months Ended	1 Months Ended															0 Months Ended		12 Months Ended																		3 Months Ended				0 Months Ended	12 Months Ended										3 Months Ended			3 Months Ended	0 Months Ended			3 Months Ended					2 Months Ended									3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended		0 Months Ended			0 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	0 Months Ended							0 Months Ended						0 Months Ended		0 Months Ended											12 Months Ended				0 Months Ended		0 Months Ended		12 Months Ended						0 Months Ended						0 Months Ended	1 Months Ended										0 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2011 Outback Steakhouse Restaurant restaurant	Sep. 30, 2012 Senior notes Loss on extinguishment and modification of debt [Member] Senior notes redemption tender offer	Dec. 31, 2011 OSI Restaurant Partners LLC	Dec. 31, 2012 OSI Restaurant Partners LLC Minimum	Dec. 31, 2012 OSI Restaurant Partners LLC Maximum	Dec. 31, 2012 OSI Restaurant Partners LLC Senior notes		Dec. 31, 2011 OSI Restaurant Partners LLC Senior notes		Jun. 14, 2007 OSI Restaurant Partners LLC Senior notes	Sep. 30, 2012 OSI Restaurant Partners LLC Senior notes Senior notes redemption tender offer	Mar. 31, 2013 OSI Restaurant Partners LLC Unsecured debt		Dec. 31, 2012 OSI Restaurant Partners LLC Unsecured debt		Dec. 31, 2011 OSI Restaurant Partners LLC Unsecured debt		Oct. 02, 2012 RY-8, Inc.	Dec. 31, 2011 RY-8, Inc.	Oct. 02, 2012 RY-8, Inc. Maximum	Apr. 10, 2013 Term Loan B Facility OSI Restaurant Partners LLC Subsequent Event [Member]	Oct. 31, 2011 Term loan facility OSI Restaurant Partners LLC	Oct. 31, 2011 Term loan facility OSI Restaurant Partners LLC Secured debt	Mar. 31, 2012 2012 CMBS loan Mortgages Other assets, net	Dec. 31, 2011 2012 CMBS loan Mortgages Other assets, net	Mar. 31, 2013 2012 CMBS loan New PRP Mortgages	Dec. 31, 2012 2012 CMBS loan New PRP Mortgages	Mar. 27, 2012 2012 CMBS loan New PRP Mortgages subsidiaries	Mar. 31, 2013 First mortgage loan New PRP Mortgages		Dec. 31, 2012 First mortgage loan New PRP Mortgages		Mar. 27, 2012 First mortgage loan New PRP Mortgages properties instrument components	Dec. 31, 2011 First mortgage loan New PRP Mortgages		Mar. 27, 2012 First mortgage loan New PRP Mortgages Not Designated as Hedging Instrument Interest rate cap	Mar. 27, 2012 First mortgage loan New PRP Mortgages Fixed rate	Mar. 27, 2012 First mortgage loan New PRP Mortgages Variable rate	Dec. 31, 2012 First mortgage loan New PRP Mortgages Variable rate	Mar. 27, 2012 First mortgage loan New PRP Mortgages LIBOR rate option Variable rate	Mar. 27, 2012 First mortgage loan New PRP Mortgages LIBOR rate option Minimum Variable rate	Mar. 27, 2012 Mezzanine loans New PRP Mezzanine mortgage debt instrument	Mar. 31, 2013 First mezzanine loan New PRP Mezzanine mortgage debt		Dec. 31, 2012 First mezzanine loan New PRP Mezzanine mortgage debt		Mar. 27, 2012 First mezzanine loan New PRP Mezzanine mortgage debt	Dec. 31, 2011 First mezzanine loan New PRP Mezzanine mortgage debt		Mar. 31, 2013 Second mezzanine loan New PRP Mezzanine mortgage debt		Dec. 31, 2012 Second mezzanine loan New PRP Mezzanine mortgage debt		Mar. 27, 2012 Second mezzanine loan New PRP Mezzanine mortgage debt	Dec. 31, 2011 Second mezzanine loan New PRP Mezzanine mortgage debt		Mar. 31, 2012 CMBS loan Mortgages Loss on extinguishment and modification of debt [Member]	Dec. 31, 2011 CMBS loan PRP Mortgages	Jun. 14, 2007 CMBS loan PRP Mortgages	Dec. 31, 2011 CMBS loan PRP Mortgages Not Designated as Hedging Instrument Interest rate cap	Jun. 14, 2007 CMBS loan PRP Mortgages LIBOR rate option	Dec. 31, 2012 CMBS loan PRP Mortgages LIBOR rate option	Dec. 31, 2011 CMBS loan PRP Mortgages LIBOR rate option	Jun. 14, 2007 CMBS loan PRP Mortgages LIBOR rate option Minimum	Jun. 14, 2007 CMBS loan PRP Mortgages LIBOR rate option Maximum	Jun. 14, 2007 Mezzanine notes [Member] PRP Mezzanine mortgage debt instrument	Dec. 31, 2012 Note payable PRP Mortgages		Dec. 31, 2011 Note payable PRP Mortgages		Jun. 14, 2007 Note payable PRP Mortgages instrument	Mar. 31, 2012 Commercial Mortgage-Backed Securities Loan [Member] Mortgages Loss on extinguishment and modification of debt [Member]	Dec. 31, 2012 New Facilities Secured debt	Oct. 26, 2012 New Facilities Secured debt Other assets, net	Dec. 31, 2012 New Facilities Secured debt Loss on extinguishment and modification of debt [Member]	Oct. 26, 2012 New Facilities OSI Restaurant Partners LLC Secured debt	Oct. 26, 2012 New Facilities OSI Restaurant Partners LLC Secured debt Maximum	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt		Dec. 31, 2011 Term Loan B Facility OSI Restaurant Partners LLC Secured debt		Feb. 28, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Subsequent Event [Member]	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Annual excess cash flow	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Net proceeds of certain assets sales and insurance and condemnation events	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Net proceeds of debt incurred	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate Minimum	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate Maximum	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate option 1	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate option 1	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate option 2	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate option 2	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Base Rate option 2	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Minimum	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Minimum	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Minimum	Oct. 26, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Maximum	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Maximum	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Maximum	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 1	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 1	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 2	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 2	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 3	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 3	Mar. 31, 2013 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 4	Dec. 31, 2012 Term Loan B Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate option 4	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt	Mar. 31, 2013 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt	Dec. 31, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt		Dec. 31, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Workers' Compensation Insurance and Construction of New Restaurants	Dec. 31, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Insurance Company for Bonds, Liquor Licenses, Utilities, Liens, and Construction	Dec. 31, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Issuance of Other Letters of Credit	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Minimum	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Maximum	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Base Rate Minimum	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Base Rate Maximum	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Minimum	Oct. 26, 2012 Revolving Credit Facility OSI Restaurant Partners LLC Secured debt Eurocurrency Rate Maximum	Oct. 26, 2012 Letter of credit OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 Letter of credit OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt		Dec. 31, 2011 Term loan facility OSI Restaurant Partners LLC Secured debt		Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Annual excess cash flow	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Annual minimum free cash flow	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Net proceeds of certain assets sales and insurance and condemnation events	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Net proceeds of debt incurred	Dec. 31, 2011 Term loan facility OSI Restaurant Partners LLC Secured debt Original Base Rate	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Original Base Rate	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Base Rate option 1	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Base Rate option 2	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Original Base Rate option 2	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Minimum	Dec. 31, 2011 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Minimum	Jun. 14, 2007 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Maximum	Dec. 31, 2011 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Maximum	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate option 1	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate option 2	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate option 3	Dec. 31, 2012 Term loan facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate option 4	Dec. 31, 2011 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Minimum	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Maximum	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Original Base Rate Minimum	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Original Base Rate Maximum	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Minimum	Jun. 14, 2007 Working capital revolving credit facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate Maximum	Jun. 14, 2007 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt	Apr. 30, 2012 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt	Dec. 31, 2012 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt		Dec. 31, 2011 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt		Jun. 14, 2007 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt Annual true cash flow	Jun. 14, 2007 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt Original Base Rate	Jun. 14, 2007 Pre-funded revolving credit facility OSI Restaurant Partners LLC Secured debt Original Eurocurrency Rate	Oct. 26, 2012 Credit Facilities OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 2007 Credit Facility [Domain] OSI Restaurant Partners LLC Secured debt	Jun. 14, 2007 Letters of credit under working capital revolving credit facility [Member] OSI Restaurant Partners LLC Secured debt Minimum	Jun. 14, 2007 Letters of credit under working capital revolving credit facility [Member] OSI Restaurant Partners LLC Secured debt Maximum
Debt Instrument [Line Items]
Long-term debt, gross		$ 1,508,230,000		$ 1,508,230,000								$ 0	[1]	$ 248,075,000	[1]																	$ 491,500,000	$ 493,900,000		$ 317,621,000	[2]	$ 319,574,000	[2],[3]		$ 0	[3]								$ 86,800,000	[2]	$ 87,048,000	[2],[3]		$ 0	[3]	$ 87,103,000	[2]	$ 87,273,000	[2],[3]		$ 0	[3]											$ 0	[3]	$ 466,319,000	[3]									$ 975,000,000 [1]	$ 1,000,000,000	[1],[4],[5]	$ 0	[1],[4]																																													$ 0	[1]	$ 1,014,400,000	[1],[6]
Debt instrument, interest rate at period end																																			3.99%		3.98%												9.00%		9.00%					11.25%		11.25%																	0.98%										4.75%	4.75%								3.25%	3.25%										0.20%	0.21%		0.44%	0.51%																											2.63%						3.25%							0.38%		0.88%																	2.63%
Line of credit facility, maximum borrowing capacity																																																																																		1,225,000,000																																				225,000,000													100,000,000	75,000,000																									150,000,000							100,000,000									1,225,000,000	1,600,000,000
Debt instrument, face amount																550,000,000																		500,000,000					324,800,000									175,200,000																	790,000,000																			1,000,000,000																																																	1,300,000,000
Debt instrument, unamortized discount	13,137,000	13,790,000		13,790,000	291,000																																																																															10,000,000
Third-party finance costs, gross																											10,000,000																																																				13,900,000
Deferred finance costs, gross																														7,600,000	2,200,000																																																	11,000,000
Third-party expensed finance costs																																																																															2,900,000
Write off of unamortized deferred finance fees								2,400,000																																																																							6,200,000
Loss on extinguishment and modification of debt	0		2,851,000	20,957,000	0	0		9,000,000																																																							2,900,000															2,900,000			9,100,000
Debt instrument, basis spread on variable rate																																														2.37%																								0.51%	4.25%																									1.00%	2.25%	2.50%					0.50%	3.25%			3.50%																				2.00%	2.50%	3.00%	3.50%													1.25%			0.50%	2.25%													1.00%	1.50%	2.00%	2.50%								1.25%	2.25%
Variable rate description																																												30-day LIBOR rate	30-day LIBOR rate																							One-month LIBOR rate																															prime rate of Deutsche Bank Trust Company Americas	prime rate of Deutsche Bank Trust Company Americas	federal funds effective rate	federal funds effective rate								30-day Eurocurrency rate	30-day Eurocurrency rate	60-day Eurocurrency rate	60-day Eurocurrency rate	90-day Eurocurrency rate	90-day Eurocurrency rate	180-day Eurocurrency rate	180-day Eurocurrency rate																											prime rate of Deutsche Bank AG New York Branch	federal funds effective rate							30-day Eurocurrency rate	60-day Eurocurrency rate	90-day Eurocurrency rate	180-day Eurocurrency rate
Debt instrument, optional interest rate period																																																																																																								9 months			12 months																																									9 months		12 months
Debt instrument, interest rate, stated percentage														10.00%		10.00%																															1.00%						9.00%							11.25%																																					2.25%							1.25%
Debt instrument, covenant, prepayment requirement, percentage of benchmark																																																																																											50.00%	100.00%	100.00%																																													50.00%	100.00%	100.00%	100.00%																													100.00%
Percent of covenant benchmark prepayment requirement, step-down based on first lien net leverage ratio, level 1																																																																																											25.00%
Percent of covenant benchmark prepayment requirement, step-down based on first lien net leverage ratio, level 2																																																																																											0.00%
Debt instrument, covenant, quarterly payment requirement, percentage of original principal amount																																																																																				0.25%																																																	0.25%
Debt instrument, covenant, quarterly payment requirement, term																																																																																				6 years 9 months																																																	6 years 9 months
Long-term debt, current maturities	13,167,000	22,991,000		22,991,000	332,905,000																																																											281,300,000																					0	10,000,000																																																		13,100,000
Prepayment of debt																																																																																					25,000,000					25,000,000
Line of credit facility, amount outstanding																									24,500,000																																																																																														0	0	[1]																																			0										0	[1]	33,000,000	[1]
Letters of credit outstanding, amount									24,500,000																																																																																																														37,600,000	41,200,000		34,500,000	6,100,000	600,000																																67,600,000
Letters of credit fee, percentage																																																																																																																																			3.63%																																												2.00%	2.25%
Line of credit facility, unused capacity, commitment fee percentage																																																																																																																						0.50%																																								0.38%	0.50%					2.43%
Debt covenants compliance, quarterly total net leverage ratio, initial maximum ratio level																																																																																																																														6
Debt covenants compliance, quarterly total net leverage ratio, step-downs period from initial maximum ratio																																																																																																																						4 years
Debt covenants compliance, quarterly total net leverage ratio, step-down maximum ratios level																																																																																																																													5
Restricted subsidiaries ownership percentage for guarantee of debt instrument																																																																																		100.00%
Foreign subsidiaries capital stock ownership percentage for guarantee of debt instrument																																																																																		65.00%
Debt instrument, additional guarantees threshold																																																																																			10.00%
Debt instrument, interest rate reduction incentive based on credit rating																																																																																																																																					0.25%																															0.25%
Percent of covenant benchmark prepayment requirement, step-down level 1 based on rent-adjusted leverage ratio																																																																																																																																										25.00%
Percent of covenant benchmark prepayment requirement, step-down level 2 based on rent-adjusted leverage ratio																																																																																																																																										0.00%
Debt instrument, covenant, prepayment requirement, benchmark limit																																																																																																																																											75,000,000
Debt instrument, covenant, capital expenditure account funding requirement, amount of deposit, floor																																																																																																																																																																				100,000,000
Repayments of lines of credit		24,500,000		144,000,000	78,072,000	55,928,000																																																																																																																																																															33,000,000
Funding of capital expenditure account																																																																																																																																																																					37,600,000
Number of restaurants sold							9
Repayments of debt																												7,500,000	7,500,000
Debt instrument, covenant, capital expenditure account balance requirement to allow draw																																																																																																																																																																				0
Number of subsidiaries joining New PRP in 2012 CMBS Loan																																		2
Number of properties securing debt																																							261
Number of debt instruments																																							1									2																								4					1
Number of floating rate components in first mortgage loan, 2012 CMBS Loan																																							1
Number of fixed rate components in first mortgage loan, 2012 CMBS Loan																																							5
First mortgage loan, fixed rate components, minimum																		0.62%		0.63%		0.76%																					2.37%
First mortgage loan, fixed rate components, maximum																		7.00%		7.00%		7.00%																					6.81%
LIBOR rate																																																																					0.28%
Debt instrument, interest-only payment, period																																																																			9 days
Debt instrument, accrued interest, period																																																																			15 days
Long-term debt, net																																																																775,300,000
Derivative, notional amount																																										48,700,000																								775,700,000
Aggregate payment to retire senior notes																	259,800,000
Principal amount of senior notes extinguished																	248,100,000
Debt extinguishment costs																	6,500,000
Accrued interest paid on senior notes extinguished																	5,200,000
Other notes payable																		7,213,000	[1]	9,848,000	[1]	9,094,000	[1]
Debt instrument, buyouts of managing and area operating partners, period										2 years	5 years
Purchase price of joint venture interests																								27,400,000
Assumption of line of credit in purchase price of joint venture																								24,500,000
Forgiveness of loans in purchase price of joint venture																								1,800,000
Payments to acquire interest in joint venture																								1,100,000
Guaranteed debt																										24,500,000
2013		25,604,000		25,604,000
2014		23,694,000		23,694,000
2015		21,547,000		21,547,000
2016		21,709,000		21,709,000
2017		463,301,000		463,301,000
Thereafter		$ 952,375,000		$ 952,375,000

[1]	Represents obligations of OSI.
[2]	Represents obligations of New PRP (as defined below).
[3]	Represents obligations of New PRP as of December��31, 2012 and obligations of PRP as of December��31, 2011.
[4]	At December��31, 2012, $50.0 million of OSI���s outstanding senior secured term loan B facility was at 5.75%.
[5]	At December��31, 2012, $50.0 million of OSI���s outstanding senior secured term loan B facility was at an interest rate of 5.75%.
[6]	At December��31, 2011, $61.9 million of OSI���s outstanding senior secured term loan facility was at 4.50%.

Other Long-term Liabilities, Net (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013 former_executive_officers	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
Accrued insurance liability			$ 42,401,000	$ 39,575,000
Unfavorable leases, net of accumulated amortization of $21,625 and $18,891 at December 31, 2012 and 2011, respectively			57,359,000	62,012,000
Accumulated amortization, unfavorable leases			21,625,000	18,891,000
Deferred gain on Sale-Leaseback Transaction, net of accumulated amortization of $1,610 at December 31, 2012			39,149,000	0
Sale leaseback transaction, cumulative gain recognized			1,610,000	0
Other long-term liabilities			23,129,000	23,288,000
Total other long-term liabilities, net	261,955,000		264,244,000	218,752,000
Number of former executive officers who had life insurance policies terminated	2
Payments made for the purchase of Company-owned life insurance or the termination of split-dollar life insurance policies	372,000	350,000	6,451,000	2,027,000	2,405,000
Net gain on termination of split-dollar life insurance policies	2,200,000
Split-Dollar Life Insurance Policies [Member]
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
Payments made for the purchase of Company-owned life insurance or the termination of split-dollar life insurance policies	2,200,000
Other long-term liabilities, net
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
Split dollar insurance liability, noncurrent	10,100,000		14,300,000	13,400,000
Minimum
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
Split dollar insurance policies, death benefits	5,000,000		5,000,000
Maximum
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
Split dollar insurance policies, death benefits	10,000,000		10,000,000
PEP and Supplemental PEP
Accrued Liabilities and Other Liabilities, Noncurrent [Line Items]
PEP and Supplemental PEP obligations			$ 102,206,000	$ 93,877,000

Variable Interest Entities (Details) (USD $)	0 Months Ended	3 Months Ended		12 Months Ended			0 Months Ended				1 Months Ended	3 Months Ended	1 Months Ended
	Mar. 14, 2012	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 02, 2012 RY-8, Inc.	Dec. 31, 2011 Variable interest entity, primary beneficiary Roy's joint venture	Dec. 31, 2011 Variable interest entity, primary beneficiary RY-8, Inc.	Dec. 31, 2007 Variable interest entity, primary beneficiary RY-8, Inc.	Sep. 30, 2009 Variable interest entity, not primary beneficiary Paradise Restaurant Group, LLC	Dec. 31, 2012 Variable interest entity, not primary beneficiary Paradise Restaurant Group, LLC	Sep. 30, 2009 Variable interest entity, not primary beneficiary Paradise Restaurant Group, LLC Cheeseburger in Paradise restaurant
Variable Interest Entity [Line Items]
Carrying amount of consolidated assets for joint venture								$ 26,200,000
Carrying amount of consolidated liabilities for joint venture								9,600,000
Extended line of credit										24,500,000
Guaranteed debt									24,500,000
Purchase price of joint venture interests							27,400,000
Number of restaurants sold to variable interest entity													34
Proceeds from sale of property, fixtures and equipment	192,900,000	1,799,000	1,255,000	3,971,000	1,190,000	462,000					2,000,000
Variable interest entity, gain on promissory note collection												$ 3,500,000

Fair Value Measurements (Details) (USD $)	12 Months Ended			3 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended																																																																																																											3 Months Ended		12 Months Ended	3 Months Ended				12 Months Ended		3 Months Ended				12 Months Ended		3 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Provision for impaired assets and restaurant closings	Mar. 31, 2012 Provision for impaired assets and restaurant closings	Dec. 31, 2012 Provision for impaired assets and restaurant closings	Dec. 31, 2011 Provision for impaired assets and restaurant closings	Dec. 31, 2010 Provision for impaired assets and restaurant closings	Mar. 31, 2013 Provision for impaired assets and restaurant closings Facility Closing	Mar. 31, 2012 Provision for impaired assets and restaurant closings Facility Closing	Dec. 31, 2012 Provision for impaired assets and restaurant closings Facility Closing	Dec. 31, 2011 Provision for impaired assets and restaurant closings Facility Closing	Dec. 31, 2010 Provision for impaired assets and restaurant closings Facility Closing	Mar. 31, 2013 Fair Value, inputs, level 1 Secured debt Term Loan B Facility		Dec. 31, 2012 Fair Value, inputs, level 1 Secured debt Term Loan B Facility		Mar. 31, 2013 Fair Value, inputs, level 1 Mortgages First mortgage loan		Dec. 31, 2012 Fair Value, inputs, level 1 Mortgages First mortgage loan		Mar. 31, 2013 Fair Value, inputs, level 1 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 1 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 1 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 1 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 1 Unsecured debt		Dec. 31, 2012 Fair Value, inputs, level 1 Unsecured debt		Mar. 31, 2013 Fair Value, inputs, level 2 Secured debt Term Loan B Facility		Dec. 31, 2012 Fair Value, inputs, level 2 Secured debt Term Loan B Facility		Mar. 31, 2013 Fair Value, inputs, level 2 Mortgages First mortgage loan		Dec. 31, 2012 Fair Value, inputs, level 2 Mortgages First mortgage loan		Mar. 31, 2013 Fair Value, inputs, level 2 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 2 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 2 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 2 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 2 Unsecured debt		Dec. 31, 2012 Fair Value, inputs, level 2 Unsecured debt		Mar. 31, 2013 Fair Value, inputs, level 3 Secured debt Term Loan B Facility		Dec. 31, 2012 Fair Value, inputs, level 3 Secured debt Term Loan B Facility		Mar. 31, 2013 Fair Value, inputs, level 3 Mortgages First mortgage loan		Dec. 31, 2012 Fair Value, inputs, level 3 Mortgages First mortgage loan		Mar. 31, 2013 Fair Value, inputs, level 3 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 3 Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 3 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Dec. 31, 2012 Fair Value, inputs, level 3 Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Mar. 31, 2013 Fair Value, inputs, level 3 Unsecured debt		Dec. 31, 2012 Fair Value, inputs, level 3 Unsecured debt		Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure Secured debt Term loan facility	Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure Secured debt Pre-funded revolving credit facility	Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure Senior notes	Mar. 27, 2012 Interest rate cap Not Designated as Hedging Instrument New PRP Mortgages First mortgage loan	Dec. 31, 2011 Interest rate cap Not Designated as Hedging Instrument PRP Mortgages CMBS loan	Mar. 31, 2013 Carrying value Secured debt Term Loan B Facility		Dec. 31, 2012 Carrying value Secured debt Term Loan B Facility		Dec. 31, 2011 Carrying value Secured debt Term loan facility	Dec. 31, 2011 Carrying value Secured debt Pre-funded revolving credit facility	Mar. 31, 2013 Carrying value Mortgages First mortgage loan		Dec. 31, 2012 Carrying value Mortgages First mortgage loan		Mar. 31, 2013 Carrying value Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Dec. 31, 2012 Carrying value Mezzanine mortgage debt CMBS 2012 first mezzanine loan		Mar. 31, 2013 Carrying value Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Dec. 31, 2012 Carrying value Mezzanine mortgage debt CMBS 2012 second mezzanine loan		Mar. 31, 2013 Carrying value Unsecured debt		Dec. 31, 2012 Carrying value Unsecured debt		Dec. 31, 2011 Carrying value Senior notes	Dec. 31, 2011 Fair value, measurements, recurring Fair Value, inputs, level 1	Dec. 31, 2011 Fair value, measurements, recurring Fair Value, inputs, level 2	Dec. 31, 2011 Fair value, measurements, recurring Fair Value, inputs, level 3	Dec. 31, 2011 Fair value, measurements, recurring Money market funds Fair Value, inputs, level 1	Dec. 31, 2011 Fair value, measurements, recurring Money market funds Fair Value, inputs, level 2	Dec. 31, 2011 Fair value, measurements, recurring Money market funds Fair Value, inputs, level 3	Dec. 31, 2011 Fair value, measurements, recurring Carrying value	Dec. 31, 2011 Fair value, measurements, recurring Carrying value Money market funds	Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 1 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 1 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 1 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2011 Fair value, measurements, nonrecurring Fair Value, inputs, level 1 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 2 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 2 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 2 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2011 Fair value, measurements, nonrecurring Fair Value, inputs, level 2 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Long-lived assets held and used	Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Long-lived assets held and used	Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Long-lived assets held and used	Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Minimum Long-lived assets held and used		Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Minimum Long-lived assets held and used		Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Minimum Long-lived assets held and used		Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Maximum Long-lived assets held and used		Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Maximum Long-lived assets held and used		Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Maximum Long-lived assets held and used		Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Weighted average Long-lived assets held and used	Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Weighted average Long-lived assets held and used	Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Weighted average Long-lived assets held and used	Mar. 31, 2013 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2012 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Assets Measured with Impairment, Year-to-Date	Dec. 31, 2011 Fair value, measurements, nonrecurring Fair Value, inputs, level 3 Assets Measured with Impairment, Year-to-Date	Mar. 31, 2013 Fair value, measurements, nonrecurring Carrying value Assets Measured with Impairment, Year-to-Date	Dec. 31, 2012 Fair value, measurements, nonrecurring Carrying value Assets Measured with Impairment, Year-to-Date	Mar. 31, 2012 Fair value, measurements, nonrecurring Carrying value Assets Measured with Impairment, Year-to-Date	Dec. 31, 2011 Fair value, measurements, nonrecurring Carrying value Assets Measured with Impairment, Year-to-Date
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, fair value disclosure																																																																																																						$ 37,707,000	$ 0	$ 0				$ 37,707,000
Money market funds, net value per dollar invested ratio		1
Derivative, notional amount																																																																													48,700,000	775,700,000
Cash and cash equivalents, fair value disclosure																																																																																																									30,208,000	0	0		30,208,000
Restricted cash																																																																																																									7,499,000	0	0		7,499,000
Long-lived assets held and used, fair value disclosure																																																																																																														0	0	0	29,455,000	3,383,000	3,585,000	650,000	0																			1,051,000	2,593,000	214,000	1,385,000	4,434,000	6,178,000	864,000	30,840,000
Long-lived assets held and used, losses				1,082,000	3,884,000	10,584,000	11,593,000	2,200,000
Restaurant closure and related expenses									800,000	500,000	2,400,000	2,400,000	3,000,000
Fair Value Inputs [Abstract]
Weighted-average cost of capital																																																																																																																						9.50%	11.20%						9.50%	[1]					11.20%	[1]			10.80%
Long-term growth rate																																																																																																																						2.00%	3.00%	3.00%
Annual revenue growth rate																																																																																																																									2.40%	[2]	(8.70%)	[2]	(8.70%)	[3]	3.00%	[2]	3.00%	[2]	4.30%	[3]	2.60%	2.40%	2.60%
Goodwill and indefinite-lived intangible asset impairment	0	0	0
Loans payable														0	[4]	0	[4]	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]					985,969,000	[4]	1,010,000,000	[4]	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]	0	[5]					0	[4]	0	[4]	334,927,000	[5]	334,678,000	[5]	90,133,000	[5]	90,371,000	[5]	91,284,000	[5]	91,423,000	[5]					953,536,000	31,020,000				975,000,000	[4]	1,000,000,000	[4]	1,014,400,000	33,000,000	317,621,000	[5]	319,574,000	[5]	86,800,000	[5]	87,048,000	[5]	87,103,000	[5]	87,273,000	[5]
Notes payable																														$ 0	[4]	$ 0	[4]																	$ 0	[4]	$ 0	[4]																	$ 6,738,000	[4]	$ 9,230,000	[4]			$ 254,277,000																					$ 7,213,000	[4]	$ 9,848,000	[4]	$ 248,075,000

[1]	Weighted average of the costs of capital unobservable input range for the year ended December��31, 2012 was 10.8%.
[2]	Weighted averages of the annual revenue growth rates unobservable input range for the three months ended March 31, 2013 and 2012 were 2.6% and 2.4%, respectively.
[3]	Weighted average of the annual revenue growth rate unobservable input range for the year ended December��31, 2012 was 2.6%.
[4]	Represents obligations of OSI.
[5]	Represents obligations of New PRP.

Derivative Instruments and Hedging Activities Narrative (Details) (USD $)	3 Months Ended		12 Months Ended					12 Months Ended					12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012 supplier	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Not Designated as Hedging Instrument Interest rate cap	Dec. 31, 2011 Not Designated as Hedging Instrument Interest rate cap	Dec. 31, 2010 Not Designated as Hedging Instrument Interest rate collar	Sep. 30, 2007 Not Designated as Hedging Instrument Interest rate collar	Mar. 27, 2012 30-day LIBOR Not Designated as Hedging Instrument Interest rate cap	Sep. 30, 2007 Libor cap Not Designated as Hedging Instrument Interest rate collar	Sep. 30, 2007 Libor floor Not Designated as Hedging Instrument Interest rate collar	Dec. 31, 2012 Interest expense, net Not Designated as Hedging Instrument Interest rate collar	Dec. 31, 2011 Interest expense, net Not Designated as Hedging Instrument Interest rate collar	Dec. 31, 2010 Interest expense, net Not Designated as Hedging Instrument Interest rate collar	Dec. 31, 2012 Supplier Concentration Risk Beef [Member] Minimum	Mar. 27, 2012 First mortgage loan Mortgages New PRP Not Designated as Hedging Instrument Interest rate cap	Dec. 31, 2011 CMBS loan Mortgages PRP Not Designated as Hedging Instrument Interest rate cap
Derivative [Line Items]
Derivative, notional amount									$ 1,000,000,000								$ 48,700,000	$ 775,700,000
Interest rate cap interest rate							6.31%			7.00%	5.75%
Maximum term of credit risk derivatives						2 years
Concentration risk, percentage																75.00%
Number of primary beef suppliers			4
Percentage of marketplace			85.00%
Derivative, floor interest rate												2.99%
Interest expense								19,900,000
Interest income, net	(20,880,000)	(20,974,000)	(86,642,000)	(83,387,000)	(91,428,000)										18,500,000
Derivative instruments not designated as hedging instruments, loss, net													$ 0	$ 0	$ (1,436,000)

Income Taxes Components of Income Tax (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Domestic			$ 43,744	$ 105,620	$ 58,346
Foreign			29,666	25,275	22,130
Income before provision for income taxes	75,763	66,637	73,410	130,895	80,476
Current provision (benefit):
Federal			15	382	(4,324)
State			10,896	10,556	12,430
Foreign			8,637	10,953	8,012
Current provision			19,548	21,891	16,118
Deferred (benefit) provision:
Federal			397	(127)	1,215
State			(8,118)	(179)	10
Foreign			279	131	3,957
Deferred (benefit) provision	0	(333)	(7,442)	(175)	5,182
Provision for income taxes	$ 10,707	$ 12,805	$ 12,106	$ 21,716	$ 21,300
Income taxes at federal statutory rate			35.00%	35.00%	35.00%
State and local income taxes, net of federal benefit			2.20%	4.10%	4.80%
Valuation allowance on deferred income tax assets			24.20%	7.60%	13.20%
Employment related credits, net			(31.00%)	(19.10%)	(22.40%)
Net officers��� life insurance expense			(1.30%)	0.90%	(1.30%)
Noncontrolling interests			(7.80%)	(4.30%)	(5.10%)
Tax settlements and related adjustments			(1.00%)	1.30%	3.80%
Loss on investments			0.00%	(5.60%)	0.00%
Foreign rate differential			(4.50%)	(2.40%)	(2.10%)
Other, net			0.70%	(0.90%)	0.60%
Total	14.10%	19.20%	16.50%	16.60%	26.50%

Income Taxes Narrative - Effective Income Tax Rate (Details)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Effective income tax rate	14.10%	19.20%	16.50%	16.60%	26.50%
Blended federal and state statutory income tax rate	38.60%	38.70%	38.60%	38.70%	38.90%

Income Taxes Deferred Income Tax Assets and Liabilities (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Minimum	Mar. 31, 2013 Minimum Income tax expense (benefit)	Mar. 31, 2013 Maximum	Mar. 31, 2013 Maximum Income tax expense (benefit)	Dec. 31, 2012 U.S. Deferred Income Tax Assets
Deferred income tax assets:
Deferred rent	$ 33,050,000	$ 26,421,000
Insurance reserves	23,714,000	21,740,000
Unearned revenue	11,155,000	9,375,000
Deferred compensation	60,977,000	53,487,000
Net operating loss carryforwards	6,716,000	19,397,000
Federal tax credit carryforwards	133,122,000	146,991,000
Deferred loss on contingent debt guarantee	0	9,493,000
Partner deposits and accrued partner obligations	29,376,000	31,858,000
Other, net	686,000	1,075,000
Gross deferred income tax assets	298,796,000	319,837,000
Less: valuation allowance	(72,515,000)	(35,837,000)	(25,886,000)					(67,700,000)
Net deferred income tax assets	226,281,000	284,000,000
Deferred income tax liabilities:
Less: property, fixtures and equipment basis differences	(189,289,000)	(239,806,000)
Less: intangible asset basis differences	(133,496,000)	(148,433,000)
Less: deferred gain on extinguishment of debt	(57,064,000)	(57,064,000)
Net deferred income tax liabilities	(153,568,000)	(161,303,000)
Valuation Allowance [Roll Forward]
Beginning balance valuation allowance	35,837,000	25,886,000	21,977,000					67,700,000
Change in assessments about the realization of deferred income tax assets	36,678,000	9,951,000	3,909,000
Ending balance valuation allowance	72,515,000	35,837,000	25,886,000					67,700,000
State net operating loss carryforwards	41,300,000
Foreign net operating loss carryforwards	11,800,000
General business tax credits	144,900,000
Tax credit carryforwards general business period	20 years
Deferred tax assets, stock-based compensation decrease	1,100,000
Deferred tax windfall	200,000
Potential Reversal of Valuation Allowance on Deferred Tax Assets [Line Items]
Deferred tax assets, valuation allowance	72,515,000	35,837,000	25,886,000					67,700,000
Deferred tax assets, valuation allowance, period of anticipated future reversal				9 months		12 months
Deferred tax assets, valuation allowance, anticipated income tax benefit from future reversal					$ 40,000,000		$ 50,000,000

Income Taxes Narrative - Income Tax Contingency (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Contingency [Line Items]
Income tax expense (benefit)	$ 10,707,000	$ 12,805,000	$ 12,106,000	$ 21,716,000	$ 21,300,000
Unrecognized tax benefits	13,800,000		13,591,000	14,039,000	16,387,000	14,411,000
Accrued interest and penalties related to uncertain tax positions	2,300,000		2,400,000	4,100,000
Portion of unrecognized tax benefits, including accrued interest and penalties, that if recognized, would impact the effective tax rate	14,000,000		13,800,000	15,200,000
Reasonably possible change in unrecognized tax benefits, lower bound	500,000		400,000
Reasonably possible change in unrecognized tax benefits, upper bound	600,000		500,000
Income tax penalties and interest expense			(600,000)	900,000	2,100,000
Other long-term liabilities, net
Income Tax Contingency [Line Items]
Unrecognized tax benefits	800,000		1,000,000	1,500,000
Accrued and other current liabilities
Income Tax Contingency [Line Items]
Unrecognized tax benefits	800,000		900,000	2,500,000
Deferred income tax liabilities
Income Tax Contingency [Line Items]
Unrecognized tax benefits	12,200,000		11,700,000	10,000,000
Undistributed Earnings [Member]
Income Tax Contingency [Line Items]
Income tax expense (benefit)			$ 0

Income Taxes Unrecognized Tax Benefits (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized tax benefits beginning balance	$ 14,039	$ 16,387	$ 14,411	$ 13,800
Increases for tax positions taken during a prior period	416	472	1,889
Decreases for tax positions taken during a prior period	(291)	(708)	(676)
Increases for tax positions taken during the current period	2,153	2,136	3,801
Settlements with taxing authorities (increases)			58
Settlements with taxing authorities (decreases)	(1,788)	(4,190)
Lapses in the applicable statutes of limitations	(938)	(58)	(3,096)
Unrecognized tax benefits ending balance	$ 13,591	$ 14,039	$ 16,387	$ 13,800

Commitments and Contingencies Operating Leases (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets [Line Items]
Rental expense	$ 140,900,000		$ 132,900,000	$ 128,100,000
Contingent rentals	6,100,000		5,600,000	4,500,000
2013	128,855,000
2014	115,287,000
2015	98,041,000
2016	79,364,000
2017	61,602,000
Thereafter	390,466,000
Total minimum lease payments (1)	873,615,000	[1]
Minimum sublease rentals	$ 2,400,000
Minimum
Operating Leased Assets [Line Items]
Operating leases, renewal option, period	5 years
Maximum
Operating Leased Assets [Line Items]
Operating leases, renewal option, period	30 years

[1]	Total minimum lease payments have not been reduced by minimum sublease rentals of $2.4 million due in future periods under non-cancelable subleases.

Commitments and Contingencies Purchase Obligations (Details)	12 Months Ended
Dec. 31, 2012 supplier
Concentration Risk [Line Items]
Number of primary beef suppliers	4
Percentage of marketplace	85.00%
Supplier Concentration Risk | Beef [Member] | Minimum
Concentration Risk [Line Items]
Concentration risk, percentage	75.00%

Commitments and Contingencies Insurance (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Insurance [Line Items]
2013	$ 22,235,000
2014	11,905,000
2015	7,781,000
2016	5,141,000
2017	3,068,000
Thereafter	14,506,000
Self insurance reserve, undiscounted	65,594,000		54,010,000
Less: discount	(958,000)		(862,000)
Self insurance reserve	64,636,000		53,148,000
Discount rate	0.40%		0.48%
Workers' Compensation
Insurance [Line Items]
Insurance coverage floor	1,500,000		1,500,000		1,500,000
General Liability
Insurance [Line Items]
Insurance coverage floor	1,500,000	[1]	1,500,000	[1]	1,500,000	[1]
Insurance additional self-insured retention					1,000,000
Liquor liability aggregate					2,000,000
Health
Insurance [Line Items]
Insurance coverage floor	400,000	[2]	400,000	[2]	300,000	[2]
Health benefit claims limit	400,000		400,000		300,000
Additional payable losses	300,000		300,000		400,000
Insurance coverage, health care limit per individual per year					2,000,000
Property Coverage
Insurance [Line Items]
Insurance coverage floor	2,500,000	[3]	2,500,000	[3]	2,500,000	[3]
Insurance coverage, floor, deductible for named storms	5.00%
Insurance coverage, property limit per occurrence	60,000,000
Property Coverage | Collateralized Mortgage Backed Securities
Insurance [Line Items]
Insurance coverage floor	500,000	[3]	500,000	[3]	500,000	[3]
Employment Practices Liability
Insurance [Line Items]
Insurance coverage floor	2,000,000		2,000,000		2,000,000
Directors and Officers Liability Insurance
Insurance [Line Items]
Insurance coverage floor	1,000,000	[4]	250,000	[4]	250,000	[4]
Fiduciary Liability
Insurance [Line Items]
Insurance coverage floor	25,000		25,000		25,000
Minimum | Workers' Compensation and General Liability
Insurance [Line Items]
Annual risk free rate, period	1 year
Maximum | Workers' Compensation and General Liability
Insurance [Line Items]
Annual risk free rate, period	5 years
Accrued and other current liabilities
Insurance [Line Items]
Self insurance reserve, current	22,235,000		13,573,000
Other long-term liabilities, net
Insurance [Line Items]
Self insurance reserve, noncurrent	$ 42,401,000		$ 39,575,000

[1]	In 2012 and 2011, claims arising from liquor liability had the same self-insured retention as general liability. For claims in 2010, there was an additional $1.0 million self-insured retention per claim until a $2.0 million liquor liability aggregate had been met. At that time, any claims arising from liquor liability reverted to the general liability self-insured retention.
[2]	The Company is self-insured for all covered health benefits claims, limited to $0.4 million per covered individual in 2012 and 2011 and $0.3 million per covered individual in 2010. The Company is responsible for the first $0.3 million, $0.3 million and $0.4 million of payable losses under the plan as an additional aggregating specific deductible to apply after the individual specific deductible was met in 2012, 2011 and 2010, respectively.��The 2010 insurer���s liability was limited to $2.0 million per individual per year.
[3]	The Company has a $0.5 million deductible per occurrence for those properties that collateralize New PRP���s 2012 CMBS Loan and a $2.5 million deductible per occurrence for all other locations. The deductibles for named storms and earthquakes are 5.0% of the total insurable value at the time of the loss per unit of insurance at each location involved in the loss, subject to a minimum of $0.5 million for those properties that collateralize New PRP���s 2012 CMBS Loan and $2.5 million for all other locations. Property limits are $60.0 million each occurrence, and the Company does not quota share in any loss above either deductible level.
[4]	Retention increase in 2012 was effective with the Company���s initial public offering on August 8, 2012.

Related Parties (Details) (USD $)	12 Months Ended						3 Months Ended						3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Open Prior to 2009 OSI/Fleming's, LLC	Dec. 31, 2012 Open Prior to 2009 Fleming's Prime Steakhouse and Wine Bar Joint Venture [Member]	Dec. 31, 2012 Opened in 2009 or later Fleming's Prime Steakhouse and Win Bar	Dec. 31, 2011 T-Bird	Dec. 31, 2012 T-Bird	Nov. 23, 2011 T-Bird	Sep. 26, 2011 T-Bird	Feb. 19, 2009 T-Bird	Dec. 31, 2012 T-Bird Minimum	Dec. 31, 2011 T-Bird Recovery of note receivable from affiliated entity	Dec. 31, 2011 T-Bird Recovery of note receivable from affiliated entity	Sep. 30, 2012 Bain Capital, Catterton and Founders	Dec. 31, 2012 Bain Capital, Catterton and Founders	Dec. 31, 2012 Bain Capital, Catterton and Founders General and administrative	Dec. 31, 2011 Bain Capital, Catterton and Founders General and administrative	Dec. 31, 2010 Bain Capital, Catterton and Founders General and administrative	Dec. 31, 2012 Former director [Member] Open Prior to 2009 AWA III Steakhouses, Inc.	Dec. 31, 2012 Former director [Member] Opened in 2009 or later AWA III Steakhouses, Inc.
Related Party Transaction [Line Items]
Principal balance plus accrued and unpaid interest										$ 33,200,000	$ 33,300,000
Litigation settlement, gross							33,300,000
Recovery of note receivable from affiliated entity	0	(33,150,000)	0										33,200,000	33,200,000
Development period, franchisee									20 years
Trailing period, purchase price calculation, franchisee								12 months
Purchase price multiple, put right								75.00%
Franchisee ownership interest, minimum sale percentage to waive right of first refusal												75.00%
Management agreement, extension periods																1 year
Management fee, amount owed per agreement																9,100,000
Termination fee paid to Management Company as a result of completion of IPO															8,000,000
Management, termination and other fees, amount paid																	13,800,000
Management fee, amount paid																		$ 9,400,000	$ 11,600,000
Noncontrolling interest, ownership percentage by parent				89.62%		7.88%
Noncontrolling interest, ownership percentage by noncontrolling owners					7.88%															2.50%	2.50%

Selected Quarterly Financial Data (Unaudited) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended																	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Revenues	$ 1,092,250	$ 998,387		$ 952,916		$ 980,866		$ 1,055,626		$ 955,638		$ 928,275		$ 955,502		$ 1,001,849		$ 3,987,795	$ 3,841,264	$ 3,628,287
Income (loss) from operations	96,860	53,554	[1],[2],[3]	(11,545)	[1],[2],[3]	48,720	[1],[2],[3]	90,408	[1],[2],[3]	60,963	[4],[5],[6]	21,042	[4],[5],[6]	40,754	[4],[5],[6]	90,693	[4],[5],[6]	181,137	213,452	168,911
Net income (loss)	65,056	20,663	[1],[2],[3],[7]	(33,755)	[1],[2],[3],[7]	20,564	[1],[2],[3],[7]	53,832	[1],[2],[3],[7]	33,253	[4],[5],[6]	1,368	[4],[5],[6]	16,443	[4],[5],[6]	58,115	[4],[5],[6]	61,304	109,179	59,176
Net income (loss) attributable to Bloomin��� Brands, Inc.	$ 63,223	$ 18,398	[1],[2],[3],[7]	$ (35,866)	[1],[2],[3],[7]	$ 17,440	[1],[2],[3],[7]	$ 49,999	[1],[2],[3],[7]	$ 30,531	[4],[5],[6]	$ 579	[4],[5],[6]	$ 14,003	[4],[5],[6]	$ 54,892	[4],[5],[6]	$ 49,971	$ 100,005	$ 52,968
Earnings per share:
Basic (in USD per share)	$ 0.52	$ 0.15		$ (0.31)		$ 0.16		$ 0.47		$ 0.28		$ 0.01		$ 0.13		$ 0.52		$ 0.45	$ 0.94	$ 0.5
Diluted (in USD per share)	$ 0.5	$ 0.15		$ (0.31)		$ 0.16		$ 0.47		$ 0.28		$ 0.01		$ 0.13		$ 0.52		$ 0.44	$ 0.94	$ 0.5

[1]	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company���s Cheeseburger in Paradise concept (see Note 13).
[2]	The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).
[3]	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.
[4]	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).
[5]	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.
[6]	The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).
[7]	During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).

Selected Quarterly Financial Data (Unaudited) Footnotes (Details) (USD $)	3 Months Ended				12 Months Ended				3 Months Ended	12 Months Ended	3 Months Ended						12 Months Ended
	Mar. 31, 2013	Sep. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2011 Outback Steakhouse International restaurant	Dec. 31, 2011 General and administrative Outback Steakhouse International	Dec. 31, 2011 General and administrative Outback Steakhouse International	Dec. 31, 2012 New Facilities Secured debt Loss on extinguishment and modification of debt [Member]	Sep. 30, 2012 Repayment of Debt Senior notes Loss on extinguishment and modification of debt [Member]	Mar. 31, 2012 CMBS loan Mortgages Loss on extinguishment and modification of debt [Member]	Dec. 31, 2012 Paradise Restaurant Group, LLC Variable interest entity, not primary beneficiary	Sep. 30, 2012 Bain Capital, Catterton and Founders	Dec. 31, 2011 T-Bird Recovery of note receivable from affiliated entity [Member]	Dec. 31, 2011 T-Bird Recovery of note receivable from affiliated entity [Member]
Selected Quarterly Financial Information [Line Items]
Legal and professional fees			$ 7,400,000
Initial public offering, transaction related expenses		42,100,000
Initial public offering, executive compensation costs and non-cash stock compensation charges		34,100,000
Termination fee paid to Management Company as a result of completion of IPO															8,000,000
Variable interest entity, gain on promissory note collection														3,500,000
Loss on extinguishment and modification of debt	0		(2,851,000)		(20,957,000)	0	0				(9,100,000)	(9,000,000)	(2,900,000)
Tax adjustments, settlements and unusual provisions				5,800,000
Recovery of note receivable from affiliated entity					0	(33,150,000)	0									33,200,000	33,200,000
Gain (loss) on disposal of business					$ 3,500,000	$ (4,331,000)	$ 0		$ (4,300,000)	$ (4,300,000)
Number of restaurants sold to franchisee								9

Subsequent Events (Details) (USD $)	Dec. 31, 2012	Apr. 10, 2013 New Term Loan B Facility [Member] Secured debt OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 Base Rate New Term Loan B Facility [Member] Secured debt OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 Base Rate Minimum New Term Loan B Facility [Member] Secured debt OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 Eurocurrency Rate New Term Loan B Facility [Member] Secured debt OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 Eurocurrency Rate Minimum New Term Loan B Facility [Member] Secured debt OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 Term Loan B Facility OSI Restaurant Partners LLC Subsequent Event [Member]	Apr. 10, 2013 New Term Loan B Facility [Member] OSI Restaurant Partners LLC Subsequent Event [Member]
Subsequent Event [Line Items]
Long-term debt, gross	$ 1,508,230,000	$ 975,000,000
Debt instrument, basis spread on variable rate			1.50%		2.50%
Debt instrument, interest rate, stated percentage				2.00%		1.00%
Debt instrument prepayment premium								1.00%
Payment of prepayment penalty in connection with debt repricing							$ 10,000,000

Schedule II (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation allowances and reserves, beginning balance	$ 37,954		$ 61,490		$ 56,824
Valuation allowances and reserves, charged to cost and expenses	44,540		(20,085)		6,204
Valuation allowances and reserves, deductions	(9,979)	[1]	(3,451)	[1]	(1,538)	[1]
Valuation allowances and reserves, ending balance	72,515		37,954		61,490
Allowance for note receivable for affiliated entity
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation allowances and reserves, beginning balance			33,150	[2]	33,150
Valuation allowances and reserves, charged to cost and expenses			(33,150)	[2]	0
Valuation allowances and reserves, deductions			0	[1],[2]	0	[1]
Valuation allowances and reserves, ending balance			0	[2]	33,150	[2]
Allowance for doubtful accounts
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation allowances and reserves, beginning balance	2,117	[3]	2,454		1,697
Valuation allowances and reserves, charged to cost and expenses	280	[3]	117		2,295
Valuation allowances and reserves, deductions	(2,397)	[1],[3]	(454)	[1]	(1,538)	[1]
Valuation allowances and reserves, ending balance	0	[3]	2,117	[3]	2,454
Valuation allowance on deferred income tax assets
Movement in Valuation Allowances and Reserves [Roll Forward]
Valuation allowances and reserves, beginning balance	35,837	[4]	25,886		21,977
Valuation allowances and reserves, charged to cost and expenses	44,260	[4]	12,948		3,909
Valuation allowances and reserves, deductions	(7,582)	[1],[4]	(2,997)	[1]	0	[1]
Valuation allowances and reserves, ending balance	$ 72,515	[4]	$ 35,837	[4]	$ 25,886

[1]	Deductions for Allowance for doubtful accounts represent the write off of uncollectible accounts or reductions to allowances previously provided.��Deductions for Valuation allowance on deferred income tax assets represent changes in timing differences between periods.
[2]	On September��26, 2011, the Company entered into a settlement agreement with the T-Bird Parties to settle all outstanding litigation with T-Bird. In accordance with the terms of the settlement agreement, T-Bird agreed to pay $33.3 million to the Company, which included $33.2 million to satisfy the T-Bird promissory note that the Company purchased from T-Bird���s former lender. The settlement payment was received in November 2011, and $33.2 million was recorded as Recovery of note receivable from affiliated entity in the Company���s Consolidated Statement of Operations and Comprehensive Income for the year ended December��31, 2011.
[3]	In 2009, the Company received a promissory note for the full sale price of its Cheeseburger in Paradise concept ($2.0 million), which subsequently became fully reserved in 2010. In the fourth quarter of 2012, the Company collected the outstanding amounts under the terms of the promissory note, which included accrued interest charges, and released the Allowance for doubtful accounts balance in full.
[4]	The charges to the valuation allowance for the year ended December 31, 2012 were primarily due to the tax benefits associated with tax goodwill related to the joint venture and limited partnership interests purchased and the deferred gain recorded for the Sale-Leaseback Transaction. Of the aggregate charges, $15.8 million was recorded in Additional paid-in capital.

Schedule II Footnotes (Details) (USD $)	0 Months Ended	3 Months Ended		12 Months Ended			1 Months Ended	3 Months Ended			3 Months Ended	12 Months Ended
	Mar. 14, 2012	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2009 Variable interest entity, not primary beneficiary Paradise Restaurant Group, LLC	Dec. 31, 2011 T-Bird	Sep. 26, 2011 T-Bird	Feb. 19, 2009 T-Bird	Dec. 31, 2011 Recovery of note receivable from affiliated entity T-Bird	Dec. 31, 2011 Recovery of note receivable from affiliated entity T-Bird	Dec. 31, 2012 Valuation allowance on deferred income tax assets		Dec. 31, 2011 Valuation allowance on deferred income tax assets	Dec. 31, 2010 Valuation allowance on deferred income tax assets	Dec. 31, 2012 Valuation allowance on deferred income tax assets Additional Paid-In Capital
Valuation and Qualifying Accounts Disclosure [Line Items]
Proceeds from sale of property, fixtures and equipment	$ 192,900,000	$ 1,799,000	$ 1,255,000	$ 3,971,000	$ 1,190,000	$ 462,000	$ 2,000,000
Valuation allowance on deferred tax assets in Additional paid-in capital				44,540,000	(20,085,000)	6,204,000							44,260,000	[1]	12,948,000	3,909,000	15,800,000
Litigation settlement, gross								33,300,000
Principal balance plus accrued and unpaid interest									33,200,000	33,300,000
Recovery of note receivable from affiliated entity				$ 0	$ (33,150,000)	$ 0					$ 33,200,000	$ 33,200,000

[1]	The charges to the valuation allowance for the year ended December 31, 2012 were primarily due to the tax benefits associated with tax goodwill related to the joint venture and limited partnership interests purchased and the deferred gain recorded for the Sale-Leaseback Transaction. Of the aggregate charges, $15.8 million was recorded in Additional paid-in capital.